Exhibit 10.122

FIRST AMENDED AND RESTATED MASTER AGREEMENT

by and among

SUNRISE SENIOR LIVING MANAGEMENT, INC.,

SUNRISE NORTH SENIOR LIVING LTD.,

SUNRISE SENIOR LIVING, INC.

and

VENTAS SSL, INC.

Date: December 1, 2010

TABLE OF CONTENTS

1.	General		2
	1.1	Definitions	2
	1.2	Additional Defined Terms	15
	1.3	Rules of Construction	17
	1.4	Certain Provisions Regarding Currency Matters	17

2.	Performance; Prohibited Investments; Certifications; SOX/SAS 70		18
	2.1	Goals	18
	2.2	Standard of Care	19
	2.3	Prohibited Investment	19
	2.4	Annual Certifications	20
	2.5	SOX; SAS 70	20

3.	Certain Termination Rights		21
	3.1	Monthly Facility-Level ANOI Test	21
	3.2	Monthly Facility-Level ANOI Plus Applicable Previous Cure Payments Test	23
	3.3	Annual Facility-Level Controllable Costs Test	26
	3.4	Annual All-Facilities Controllable Costs Test	27
	3.5	Aggregate Cure Limit; Additional Limitations on Cures	33

4.	Shared Expenses Credits-Back		36

5.	Base Management Fee		37
	5.1	Base Management Fee for 2010 and 2011	37
	5.2	Base Management Fee from and after 2012 – Stabilized Facilities	37
	5.3	Base Management Fee – Estimated and Reconciling Payments – Stabilized Facilities	38
	5.4	Base Management Fee – Pre-Stabilized Facilities	39
	5.5	Certain Provisions Regarding Base Management Fees Upon Expiration or Termination of a Management Agreement	39

6.	Incentive Management Fee		40
	6.1	Incentive Management Fee – Stabilized Facilities	40
	6.2	Incentive Management Fee – Pre-Stabilized Facilities	41
	6.3	Certain Provisions Regarding Incentive Management Fees Upon Expiration or Termination of a Management Agreement	41

7.	Severance of Transferred Facility(ies)		42
	7.1	Certain Definitions	42
	7.2	Severance of Transferred Facility(ies)	42
	7.3	Certain Provisions Regarding Transfer	54

8.	Representations of US Manager and CAN Manager (Internal Controls)		54

9.	Representations and Warranties of US Manager		56

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10.	Representations and Warranties of CAN Manager		56

11.	Representations and Warranties of SSLI		57

12.	Representations and Warranties of Ventas SSL		58

13.	Miscellaneous		58
	13.1	Notices	59
	13.2	Amendments	60
	13.3	Interpretation	61
	13.4	Counterparts	61
	13.5	Severability	61
	13.6	Binding on Successors; Assignment	61
	13.7	Confidentiality	61
	13.8	Time is of the Essence	61
	13.9	Taxes	61

14.	REIT Compliance		62

15.	Events of Default		65
	15.1	Events of Default	65
	15.2	Remedies of Ventas SSL	68
	15.3	No Waiver of Default	68
	15.4	Interest	68

16.	SSLI Guarantee and Indemnity		69
	16.1	Guarantee	69
	16.2	Indemnity	69
	16.3	Primary Obligation	69
	16.4	Obligations Absolute	69
	16.5	No Release	69
	16.6	No Exhaustion of Remedies	70
	16.7	No Set-off	70
	16.8	Continuing Guarantee	70

17.	Benefits and Obligations		70

18.	Effect of Amendment and Restatement; Release; Certain Waivers; Certain Agreements Not to Terminate		70
	18.1	Relation to Existing Master Agreement	70
	18.2	Relation to Certain Other Documents	71
	18.3	Release of Ventas SSL and Certain Other Persons	71
	18.4	Certain Waivers	72
	18.5	Certain Agreements Not to Terminate	73

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FIRST AMENDED AND RESTATED MASTER AGREEMENT

THIS FIRST AMENDED AND RESTATED MASTER AGREEMENT (this agreement, as it may hereafter be amended, supplemented, restated or replaced from time to time, is herein referred to as the “Agreement”) is made as of the 1st day of December, 2010 (the “Agreement Date”) by and among (i) Sunrise Senior Living Management, Inc., a Virginia corporation (together with its successors and permitted assigns, “US Manager”), (ii) Sunrise North Senior Living Ltd., a New Brunswick corporation (together with its successors and permitted assigns, “CAN Manager”), (iii) Sunrise Senior Living, Inc., a Delaware corporation (“SSLI”), and (iv) Ventas SSL, Inc., a Delaware corporation (“Ventas SSL”), and each other person that from time to time becomes a party hereto pursuant to Recital D hereof.

RECITALS

A. US Manager, CAN Manager, SSLI and certain other entities heretofore entered into that certain Master Agreement dated December 23, 2004 (herein, the “Existing Master Agreement”), which Existing Master Agreement was supplemented by certain provisions contained in (i) that certain letter dated January 14, 2007 between Ventas, Inc. (“Ventas, Inc.”) and SSLI (the “January 14, 2007 Letter Agreement”, and references herein to the January 14, 2007 Letter Agreement shall include such provisions of the Strategic Alliance Agreement as remain of some force or effect by the terms of the January 14, 2007 Letter Agreement) and (ii) those certain letters dated June 30, 2008 (the “2008 Letter Agreement”) and April 3, 2009 (the “2009 Letter Agreement”), each between Ventas, Inc. and SSLI (collectively, the January 14, 2007 Letter Agreement, the 2008 Letter Agreement and the 2009 Letter Agreement, as they may have been previously amended and as they may be amended, supplemented and/or restated from time to time hereafter, the “Letter Agreements”).

B. The parties listed on Exhibit A hereto (“Existing SF Owners”) are the owners (or, in the case of the listed facilities that are located in Canada, tenants or subtenants) of certain Senior Living Facilities described on Exhibit A hereto, none of which are in the Lease Up Period, but are operating (each an “Existing Stabilized Facility” and collectively, the “Existing Stabilized Facilities”). The parties listed on Exhibit B hereto (“Existing PSF Owners” and, with the Existing SF Owners, the “Existing Owners”) are the owners (or, in the case of the listed facilities that are located in Canada, tenants or subtenants) of certain Senior Living Facilities described on Exhibit B hereto, each of which is in the Lease Up Period (each, an “Existing Pre-Stabilized Facility” and collectively, the “Existing Pre-Stabilized Facilities”). The Existing Stabilized Facilities and the Existing Pre-Stabilized Facilities are collectively referred to as the “Existing Facilities”.

C. Each of the Existing Owners (or, in certain cases, its predecessor in interest) has previously entered into a Management Agreement, or a Pre-Opening Services and Management Agreement, with CAN Manager or US Manager with respect to each Existing Facility (as previously amended, supplemented, restated or replaced from time to time, each an “Existing Management Agreement” and collectively, the “Existing Management Agreements”) and is simultaneously herewith entering into a First Amended and Restated Management Agreement or a First Amended and Restated Pre-Opening Services and Management Agreement (or, in the case of certain of the Existing Facilities, a second or third such amended and restated

management agreement or pre-opening services and management agreement (each such amended and restated management agreement or pre-opening services and management agreement, as hereafter amended, supplemented, restated or replaced from time to time, a “Restated Management Agreement” and collectively, the “Restated Management Agreements”). The term of each Restated Management Agreement shall expire on the date specified in such Restated Management Agreement, unless sooner terminated pursuant to the terms of the applicable Restated Management Agreement or this Agreement.

D. Senior Living Facilities that are acquired by Ventas, Inc. (or an Affiliate of Ventas, Inc.), or in which Ventas, Inc. (or such Affiliate) has an interest, and managed by a Manager in furtherance of (i) the January 14, 2007 Letter Agreement and (ii) the provisions of the Strategic Alliance Agreement that continue to have force and effect pursuant to the terms of the January 14, 2007 Letter Agreement, are herein referred to as “New Facilities” and, with the Existing Facilities, “Facilities”. The management agreements, or pre-opening services and management agreements, between such parties (or their Affiliates) in respect of New Facilities, as the same may be amended, supplemented, restated or replaced from time to time, are herein referred to as “New Management Agreements” and, with the Restated Management Agreements, are herein referred to as the “Management Agreements”.

E. The parties hereto intend to automatically amend Exhibit A and Exhibit B hereto to include owners (or, if applicable, tenants or subtenants) of New Facilities that are to be listed thereon from time to time which are operating after the Lease Up Period (each a “New Stabilized Facility”) and owners (or, if applicable, tenants or subtenants) of New Facilities that are to be listed thereon which are in the Lease Up Period (each a “New Pre-Stabilized Facility”), the owners (or, if applicable, tenants or subtenants) of which are referred to herein as “New SF Owners” and “New PSF Owners”, respectively.

F. The parties hereto desire, by this Agreement, to amend and restate the Existing Master Agreement in its entirety for the purpose of setting forth their agreements with respect to certain of the rights and obligations of the Ventas SSL Parties, SSLI and Manager with respect to the performance of the Facilities over the course of the Term. It is the intention of the parties hereto that (i) the rights and obligations set forth in this Agreement shall have priority with respect to the terms of the Management Agreements and (ii) the terms of this Agreement shall prevail to the extent of any inconsistency between this Agreement and any Management Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend and restate the Existing Master Agreement in its entirety as follows:

1.	General

1.1 Definitions. The following terms shall have the meanings indicated or referred to below, inclusive of their singular and plural forms, except where the context requires otherwise. All initially capitalized terms used and not otherwise defined in this Agreement shall have the meanings given to such terms in the Management Agreements. Unless the context otherwise requires, all references herein to “years,” “months,” or “days” shall mean “calendar years,” “calendar months,” or “calendar days.”

“Actual Knowledge” shall mean actual knowledge (which does not include any constructive, imputed, assumed or other knowledge or awareness, and without any obligation or duty of any kind to investigate or otherwise make inquiry).

“Affiliate” means, with respect to any Person, (a) any Person who directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such Person or (b) any Person of which such Person is the beneficial owner of a twenty-five percent (25%) or greater interest or (c) any Person who acquires all or substantially all of the assets of such Person. A Person shall be deemed to control another Person if such Person, directly or indirectly, has the power to direct the management, operations or business of such Person. The term “beneficial owner” is to be determined in accordance with Rule 13d-3 under the United States Securities Exchange Act of 1934, as amended.

“ANOI” shall mean, with respect to a particular Facility(ies) and a particular period, the sum of the following: the Net Operating Income for such Facility(ies) (calculated exclusive of (a) any Base Management Fees and/or Incentive Management Fees, (b) any ground lease base rents and (c) any expenditures for painting and/or wallpapering), less the FF&E Reserve for such Facility(ies), in each case for the applicable period. ANOI shall be measured in accordance with the Management Agreements relative to each Facility and this Agreement as of the end of each month. In the event of a casualty (other than a Minor Casualty (as defined in the applicable Management Agreement)) or condemnation that affects a particular Facility and directly results in a reduction in Resident Occupancy at such Facility, then, solely for the purpose of calculations made under Section 3 hereof (and not, for example, for the purpose of calculations of the Base Management Fee or Incentive Management Fee under, respectively, Section 5 and Section 6 hereof), the “ANOI” for such Facility shall, as determined by the applicable Manager and Owner (both acting reasonably), be deemed to have been increased until the earlier of the commencement of business interruption insurance proceeds on account of such casualty or the cessation of any such reduction in Resident Occupancy, to account, for the aforesaid sole purpose, for the effects of such casualty or condemnation upon such Facility’s “ANOI”.

“ANOI Plus Applicable Previous Cure Payments” shall mean, with respect to a particular Facility(ies) and a particular period, the ANOI for such Facility(ies) and such period, as adjusted to include therein the effect, for such period, of any Property Performance Cure payment as provided in Section 3.2 and Section 3.2.1 hereof, Facility Expense Overage Cure payment as provided in Section 3.3 and Section 3.3.1 hereof and/or Aggregate Expense Overage Cure payment as provided in Section 3.4 and Section 3.4.1 hereof.

“Applicable Aggregate Limit” shall mean, with respect to a particular calendar year, the sum, in US Dollars, of (a) the amount of the budgeted aggregate Controllable Costs for all Facilities located in the United States for such calendar year (such amount, as it may be reduced or increased for such calendar year as described below in this definition, is herein referred to as the “Budgeted US Facilities Controllable Costs”), plus (b) the amount of the budgeted aggregate Controllable Costs for all Facilities located in Canada for such calendar year (but with such amount to be translated into US Dollars using the Applicable Translation Rate as of the date that the Applicable Aggregate Limit is being calculated) (such amount, as it may be reduced or increased for such calendar year as described below in this definition, as translated into US Dollars, is herein referred to as the “Translated Budgeted Canadian Facilities Controllable Costs”; and the sum of the Budgeted US Facilities Controllable Costs and the Translated Budgeted Canadian Facilities Controllable Costs is herein referred to as the “Translated Budgeted All Facilities Controllable Costs”), plus (c) the product of (i) the Applicable Cushion Amount (as defined below) times (ii) the Applicable Cushion Amount US Index Factor that is applicable for such calendar year; provided, however, that such Applicable Aggregate Limit shall be reduced if a Facility(ies) cease(s) to be managed under a Management Agreement and such Applicable Aggregate Limit shall be increased if any New Facility(ies) commence(s) to be managed under a Management Agreement and provided further that the term “Applicable Cushion Amount” shall mean an amount equal to Ten Million US Dollars ($10,000,000.00) (or such different amount to which such $10,000,000.00 amount has previously been increased or decreased due to proportionate reductions of such amount, as illustrated and explained in the example below, as a result of previous instances where a Facility has ceased to be managed under a Management Agreement or due to increases of such amount as a result of previous instances where a New Facility has commenced to be managed under a Management Agreement). Any such reduction of the Applicable Aggregate Limit due to a Facility ceasing to be managed under a Management Agreement shall be applied proportionally to both the Applicable Cushion Amount and the Translated Budgeted All Facilities Controllable Costs (as set forth in the example below and, in connection with determining the respective amounts of such reductions, using the roundings of calculations that are specified in such example). Any such increase of the Applicable Aggregate Limit due to a New Facility commencing to be managed under a Management Agreement shall be determined as follows:

(A) In the case of any such New Stabilized Facility, the Applicable Aggregate Limit shall be increased by (x) including in the Budgeted US Facilities Controllable Costs or the Translated Budgeted Canadian Facilities Controllable Costs (as applicable depending upon whether such New Stabilized Facility is located in the United States or Canada) the amount (translated into US Dollars if such New Stabilized Facility is located in Canada) that is budgeted for Controllable Costs at such New Stabilized Facility for the calendar year or partial calendar year following the execution and delivery of the Management Agreement for such New Stabilized Facility and (y) increasing the Applicable Cushion Amount by an amount, unless Ventas SSL and SSLI otherwise agree in writing, equal to the product (rounded to the nearest whole number) of (1) the annualized amount of the amount (translated into US Dollars, if applicable) budgeted for Controllable Costs for such New Stabilized Facility for the calendar year or portion thereof following the execution and delivery of the Management Agreement for such New Stabilized Facility times (2) a fraction, the numerator of which is the Applicable Cushion Amount immediately prior to such execution and delivery date and the denominator of which is the Translated Budgeted All Facilities Controllable Costs amount immediately prior to such execution and delivery date (provided, however, that, except if such execution and delivery date is January 1, (I) for the period from such execution and delivery date through the end of the applicable calendar year, the amount referenced in this subsection (y) shall be only a prorated portion of such amount (rounded to the nearest whole number) for the portion of the applicable calendar year on and after such execution and delivery date , and (II) as of the beginning of the following calendar year, the full amount referenced in this subsection (y) shall be included in the Applicable Cushion Amount and be subject to adjustment by the Applicable Cushion Amount US Index Factor at the beginning of such following calendar year); and

(B) In the case of any such New Pre-Stabilized Facility, the Applicable Aggregate Limit shall be increased, commencing with the first calendar year to which Section 3.3 and Section 3.4 hereof shall apply to such New Pre-Stabilized Facility (as provided in Section 3.3.3 hereof), by (x) including in the Budgeted US Facilities Controllable Costs or the Translated Budgeted Canadian Facilities Controllable Costs (as applicable depending upon whether such New Pre-Stabilized Facility is located in the United States or Canada) the amount (translated into US Dollars if such New Pre-Stabilized Facility is located in Canada) that is budgeted for Controllable Costs at such New Pre-Stabilized Facility for the aforesaid first calendar year and (y) increasing the Applicable Cushion Amount by an amount, unless Ventas SSL and SSLI otherwise agree in writing, equal to the product (rounded to the nearest whole number) of (1) the amount (translated into US Dollars, if applicable) budgeted for Controllable Costs for such New Pre-Stabilized Facility for the aforesaid first calendar year times (2) a fraction, the numerator of which is the Applicable Cushion Amount immediately prior to the commencement of such first calendar year and the denominator of which is the Translated Budgeted All Facilities Controllable Costs amount for such first calendar year (exclusive of any amount relative to such New Pre-Stabilized Facility).

For example, assume that the amount of the Translated Budgeted All Facilities Controllable Costs for a particular calendar year equaled $275,000,000.00, that the amount of the budgeted aggregate Controllable Costs for Facility A, located in the United States, for such calendar year equaled $3,500,000.00, that, as of June 30 of such year, Facility A ceased to be managed under a Management Agreement, that, other than the aforesaid cessation of management of Facility A, no other Facility ceased, and no New Facility commenced, to be managed under a Management Agreement during such calendar year, and that the Applicable Cushion Amount US Index Factor that is applicable to such calendar year equaled 1.0000. In such event, (a) as of the commencement of such year, the Applicable Aggregate Limit would have equaled $285,000,000.00 ($275,000,000.00 + ($10,000,000.00 x 1.0000) = $285,000,000.00), (b) due to the aforesaid cessation of management of Facility A on June 30, the Applicable Aggregate Limit would have been reduced to equal $281,371,950.00 (the budgeted aggregate Controllable Costs for Facility A represented 1.273% (rounded to the nearest one thousandth (1/1000) of a percent) of the Translated Budgeted All Facilities Controllable Costs, so both the amount of the Translated Budgeted All Facilities Controllable Costs and the aforesaid $10,000,000.00 amount would be reduced by such 1.273% to calculate the reduced Applicable Aggregate Limit after the aforesaid cessation of management of Facility A) (i.e., ($275,000,000.00 - (1.273% of $275,000,000.00 = rounded to the nearest whole number, $3,500,750.00) = $271,499,250.00) + ((($10,000,000.00 – (1.273% of $10,000,000.00 = rounded to the nearest whole number, $127,300.00) = rounded to the nearest whole number, $9,872,700.00) x 1.0000) = rounded to the nearest whole number, $9,872,700.00) = $281,371,950.00), and (c) for purposes of determining whether an Aggregate Expense Termination Right exists with respect to such calendar year, the amount of the actual aggregate Controllable Costs at all of the remaining Facilities (i.e. exclusive of any Controllable Costs at Facility A) for such calendar year would be compared to the

Applicable Aggregate Limit (as reduced to $281,371,950.00 due to the aforesaid cessation of management of Facility A) to determine if an Aggregate Expense Termination Right has arisen.

“Applicable Cushion Amount US Index Factor” shall mean, as of any date within 2010, 1.0000, and, as of any date within a particular calendar year after 2010, the sum of (a) one (1), plus or minus (as applicable) (b) the percentage increase or decrease (as applicable and rounded to the nearest one hundredth (1/100) of a percent) in the annual average (as described in the definition of the “Applicable Index”) of the US Index for the full calendar year that is one (1) year prior to the calendar year that includes such date in relation to the annual average of the US Index for 2009. For example, if the annual average of the US Index for 2010 is 105.111 and the annual average of the US Index for 2009 is 100.000, the Applicable Cushion Amount US Index Factor for any date within 2011 or for the year 2011 would be equal to 1.0511 (1 + (105.111 divided by 100.000 = 1.0511, which represents a 5.11% increase (rounded to the nearest one hundredth (1/100) of a percent)) = 1 + 0.0511 = 1.0511).

“Applicable Facility Translation Rate” shall mean (a) as to an Existing Facility, the rate for translating US Dollars into Canadian Dollars that is applicable to such Existing Facility as set forth on Exhibit F attached hereto and made a part hereof and (b) as to any New Facility, the Applicable Translation Rate as of the date that the New Management Agreement relating to such New Facility is executed and delivered by the parties thereto.

“Applicable Index” shall mean (a) relative to any Facility located in Canada, the Canadian Index, and (b) relative to any Facility located in the United States, the US Index. In any case where this Agreement provides for the calculation of a year-over-year percentage increase or decrease in the Applicable Index from a specified calendar year to a different calendar year, except as otherwise expressly specified, such calculation shall be made by comparing the annual average of the Applicable Index for the applicable calendar years (for example, the year-over-year percentage increase in the Applicable Index from 2009 to 2010 would be calculated by comparing the annual average of the Applicable Index for 2009 to the annual average of the Applicable Index for 2010). An Applicable Index’s annual average for a given year is the annual average for such Applicable Index as stated in the Applicable Index or, if no annual average is stated, the mathematical average of the Applicable Index for all months of such year.

“Applicable Local Currency” shall mean, relative to a particular Facility, Canadian Dollars (if such Facility is located in Canada) or US Dollars (if such Facility is located in the United States).

“Applicable Translation Rate” shall mean a rate for translating Canadian Dollars into US Dollars, and US Dollars into Canadian Dollars, based upon the average exchange rate quoted in The Wall Street Journal (or, if it ceases to quote such exchange rate, another exchange rate source that is mutually agreed upon by SSLI and Ventas SSL, each acting reasonably) as the rate for exchanging Canadian Dollars for US Dollars, and for exchanging US Dollars for Canadian Dollars, during the one (1) year period ending on (a) the last Business Day of the month, calendar quarter or calendar year as to which any such currency translation is to be made (e.g. the last Business Day of each calendar year, in the case of currency translations under Section 4 or Section 6.1(i) hereof) or (b) if subsection (a) above is not applicable, the last Business Day preceding the date as of which any such currency translation is to be made.

“Approved Budgets” shall mean the budgets approved by the applicable Owners for the operation of particular Facilities as further described in the applicable Management Agreements.

“Arm’s Length” shall have the meaning ascribed thereto in Exhibit D attached hereto and made a part hereof.

“Assisted Living” shall mean housing facilities for seniors who seek housing with supporting care and services including assistance with activities of daily living (such as bathing, eating, dressing and monitoring medications), Alzheimer’s care and other services such as housekeeping, meals and activities.

“Base Management Fee” shall mean the Base Management Fees referenced in the Management Agreements, as adjusted pursuant to, and subject to the terms of, Section 5 hereof.

“BMFEANOI Amount” shall have the following meaning: (a) subject to subsections (c) and (d) below, for 2010 and 2011, the BMFEANOI Amount for a particular Facility (including the Existing Pre-Stabilized Facilities) shall mean the respective targets for such Facility for such calendar years that are set forth on Exhibit C attached hereto and made a part hereof, (b) subject to subsections (c) and (d) below, for 2012 and each subsequent year, the respective annual BMFEANOI Amounts for each Facility as of the end of the preceding year shall be adjusted by one hundred percent (100%) of the CPI Adjustment for the year that is two (2) years prior to such 2012 or such subsequent year (for example, the BMFEANOI Amount for 2012 would be calculated by increasing the BMFEANOI Amount as of the end of 2011 by one hundred percent (100%) of the CPI Adjustment for 2010), (c) notwithstanding subsections (a) and (b) above but subject to subsection (d) below, the “BMFEANOI Amount” for any New Stabilized Facility and/or New Pre-Stabilized Facility that becomes a Facility on or after the Agreement Date shall be equal to the ANOI for any such Facility for the one (1) year period (the “New Stabilized/Pre-Stabilized Facility Period”) commencing on the Expected Stabilization Date for such Facility, and the first CPI Adjustment of the BMFEANOI Amount relative to any such Facility pursuant to subsection (b) above shall occur at the beginning of the calendar year that follows the calendar year that includes the last day of the applicable New Stabilized/Pre-Stabilized Facility Period for such Facility (for example, if the New Stabilized/Pre-Stabilized Facility Period relative to a particular New Facility ended on June 30, 2013 and the BMFEANOI Amount for such New Facility as of July 1, 2013 equaled $X, the first CPI Adjustment of such BMFEANOI Amount would occur at the beginning of 2014, and such BMFEANOI Amount of $X would increase on January 1, 2014 by one hundred percent (100%) of the CPI Adjustment for the year that is two (2) years prior to 2014 (i.e., the BMFEANOI Amount of $X for 2013 would be increased by one hundred percent (100%) of the CPI Adjustment for 2012)), and (d) effective upon the Facility Cessation Date for a Transferred Facility(ies) (as such terms are defined in Section 7 hereof), the BMFEANOI Amount for each Transferred Facility and Continuing Facility (as such terms are defined in Section 7 hereof) shall be adjusted as provided in Section 7.2.3 hereof, and, upon any such adjustment relative to a particular Facility, such adjusted BMFEANOI Amount shall, subject to the terms of Section 7.2.3(c) hereof and to further adjustment in the event another Facility Cessation Date arises after the subject Facility Cessation Date, (i) if such adjustment occurs during 2010, be the BMFEANOI Amount for such Facility for 2010 and 2011 and for purposes of subsections (a) and (b) above, (ii) if such adjustment occurs during 2011, be the BMFEANOI Amount for such Facility for 2011 and for purposes of subsections (a) and (b)

above, and (iii) if such adjustment occurs during 2012 or any subsequent year, be the BMFEANOI Amount for such Facility for such year and for purposes of subsection (b) above.

“Business Day” shall mean any day on which the New York Stock Exchange is open for some or all of such day. Notwithstanding the foregoing, however, for purposes of determining the date by which any reports required under any Management Agreement must be delivered to the owner under such Management Agreement, where the term “Business Day” is used in determining the date by which the applicable report(s) must be delivered (e.g., 8th Business Day Reports (as defined in the Management Agreements)), the term “Business Day” shall not include any day upon which all offices of the federal government located in Washington, D.C. are closed, it being understood that the term “Business Day” shall exclude any such day(s) only in those instances, and only for the purposes, described in this sentence.

“Canadian Index” shall mean the All-Items Consumer Price Index (not seasonally adjusted) for Canada or the equivalent thereof, or any comparable successor index thereof, published from time to time by Statistics Canada or any other equivalent or duly authorized department of the Government of Canada (“Statistics Canada”). If the Statistics Canada changes the base reference period for the Canadian Index from 1992 = 100, the consumer price index adjustment shall be determined with the use of such conversion formula or table as may be published by Statistics Canada. If Statistics Canada otherwise substantially revises, or ceases publication of, the Canadian Index, then a substitute index for determining consumer price index adjustments, issued by Statistics Canada or by a reliable governmental or other nonpartisan publication, shall be reasonably selected by Ventas SSL and Manager.

“CAN Manager” shall have the meaning ascribed thereto in the preamble to this Agreement.

“ceased to be managed under a Management Agreement” or words to such effect shall mean, with respect to a particular Facility, that the Management Agreement for such Facility has expired or been terminated or, in the case of a Transferred Facility, that the Management Agreement for such Transferred Facility has been assumed by the applicable Successor Owner/Lessee pursuant to the terms of Section 7 hereof.

“Certificate of Occupancy” shall mean a certificate or other permit or evidence of approval provided by an appropriate governmental body or agency in respect of a Facility, including a temporary or conditional certificate or permit, that permits residents to occupy or reside in all residential areas of that Facility and includes receipt of necessary seniors care licenses, if and to the extent required by Legal Requirements.

“Certificate of Occupancy Date” shall mean the date upon which a Certificate of Occupancy in respect of a Facility shall have been issued.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Controllable Costs” shall mean all Facility Expenses other than (a) Impositions (excepting water, sewer or similar fees, rents, rates, charges, excises or levies that vary based on usage), Costs of Insurance (e.g., insurance premiums) and management fees (Base Management

Fees and Incentive Management Fees) and (b) costs for non-recurring extraordinary events reasonably approved by Ventas SSL.

“Costs of Insurance” shall have the meaning ascribed to such term within the definition of “Facility Expenses” in the Management Agreements.

“CPI Adjustment” shall mean, with respect to any particular calendar year and particular Facility, the year-over-year percentage increase or decrease in the Applicable Index’s annual average (as described in the definition of the “Applicable Index”) from the prior calendar year to the calendar year in question, rounded, in the case of each calculation described below relating thereto, to the nearest one hundredth (1/100) of a percentage or Used Index (as defined below) (except if such Used Index is also equal to the Applicable Index) or to the nearest one thousandth (1/1000) (in the case of a Used Index that is also equal to the Applicable Index), as applicable, and not to exceed a 4% increase or decrease; provided, however, that any increase or decrease in the Applicable Index’s annual average that is excluded on account of such 4% cap shall be taken into account, as illustrated below, in determining the CPI Adjustment for future years. For example, if the Applicable Index’s annual average for 2010 was 215.000, the Applicable Index’s annual average for 2011 was 236.500 (10% increase over 2010), the Applicable Index’s annual average for 2012 was 241.230 (2% increase over 2011), the Applicable Index’s annual average for 2013 was 241.230 (0% increase over 2012), the Applicable Index’s annual average for 2014 was 229.169 (5% decrease from 2013) and the Applicable Index’s annual average for 2015 was 236.044 (3% increase over 2014):

(a) the CPI Adjustment with respect to 2011 would be a 4% increase, i.e. treated as if the Applicable Index’s annual average had only increased to 223.60 (the value of the Applicable Index that is actually used to determine the CPI Adjustment (e.g., because of the 4% cap) is referred to as the “Used Index”) because of the operation of the 4% cap, and such 223.60 would be the value of the Used Index for 2011 with regards to calculating the 2012 year-over-year percentage increase or decrease in the Applicable Index’s annual average;

(b) the CPI Adjustment with respect to 2012 would be a 4% increase, i.e. treated as if the Applicable Index’s annual average had only increased to 232.54 (the maximum 4% increase over the Used Index for 2011), and such 232.54 would be the value of the Used Index for 2012;

(c) the CPI Adjustment with respect to 2013 would be a 3.74% increase, i.e. the actual percentage increase from 232.54 (the basis of the prior year’s increase, which, because the CPI Adjustment for 2012 was affected by the 4% cap, was also equal to the Used Index for 2012) to 241.230 (the Applicable Index’s annual average for 2012) which increase for 2013 was less than the 4% cap, and the Used Index would be 241.23 for 2013;

(d) the CPI Adjustment with respect to 2014 would be a 4% decrease, i.e. treated as if the Applicable Index’s annual average had only decreased to 231.58 (the maximum 4% decrease from the Used Index for 2013), and such 231.58 would be the value of the Used Index for 2014; and

(e) the CPI Adjustment with respect to 2015 would be a 1.93% increase, i.e. treated as if the Applicable Index’s annual average had only increased from 231.58 to 236.044 (the increase over the Used Index for 2014), and 236.04 would be the value of the Used Index (potentially relevant to future years) for 2015.

“Expected ANOI” shall have the following meaning: (a) subject to subsection (c) below, for 2010 and 2011, the Expected ANOI for a particular Facility (including the Existing Pre-Stabilized Facilities) shall mean the respective targets for such Facility for such calendar years that are set forth on Exhibit C attached hereto and made a part hereof, (b) subject to subsection (c) below, for 2012 and each subsequent year, the respective annual Expected ANOI target amounts shown on such Exhibit C for each Facility for the preceding year shall be adjusted by one hundred percent (100%) of the CPI Adjustment for the year that is two (2) years prior to such 2012 or such subsequent year (for example, Expected ANOI for 2012 would be calculated by increasing the Expected ANOI for 2011 by one hundred percent (100%) of the CPI Adjustment for 2010), and (c) notwithstanding subsections (a) and (b) above, the “Expected ANOI” for any New Stabilized Facility and/or New Pre-Stabilized Facility that becomes a Facility on or after the Agreement Date shall be equal to the ANOI for any such Facility for the one (1) year period (the “New Stabilized/Pre-Stabilized Facility Period”) commencing on the Expected Stabilization Date for such Facility, and the first CPI Adjustment of the Expected ANOI relative to any such Facility pursuant to subsection (b) above shall occur at the beginning of the calendar year that follows the calendar year that includes the last day of the applicable New Stabilized/Pre-Stabilized Facility Period for such Facility (for example, if the New Stabilized/Pre-Stabilized Facility Period relative to a particular New Facility ended on June 30, 2013 and the Expected ANOI for such New Facility as of July 1, 2013 equaled $X, the first CPI Adjustment of such Expected ANOI would occur at the beginning of 2014, and such Expected ANOI of $X would increase on January 1, 2014 by one hundred percent (100%) of the CPI Adjustment for the year that is two (2) years prior to 2014 (i.e., the Expected ANOI of $X for 2013 would be increased by one hundred percent (100%) of the CPI Adjustment for 2012)).

“Expected Stabilization Date” shall mean the first (1st) day of the month following the earlier of (a) the date by which a Facility is scheduled to achieve initial Stabilization as set forth in the Approved Budget for such Facility or (b) the date by which actual Stabilization is achieved for such Facility; provided, however, that, in the case of any Existing Pre-Stabilized Facility, the Expected Stabilization Date shall be deemed to be January 1, 2011 if the Expected Stabilization Date, as determined above, has not occurred by such date with respect to any such Existing Pre-Stabilized Facility.

“Facilities” shall have the meaning ascribed thereto in Recital D, but subject to the terms of Section 7 hereof.

“Facility Expenses” shall have the meaning ascribed to such term in the Management Agreements.

“FF&E Reserve” shall have the meaning ascribed to such term in the Management Agreements.

“Force Majeure” shall have the meaning ascribed to such term in the Management Agreements.

“GAAP” shall mean United States generally accepted accounting principles as promulgated by the Financial Accounting Standards Board (“FASB”), and such other accounting standards as may be required by the United States Securities and Exchange Commission or FASB.

“Gross Revenues” shall have the meaning ascribed to such term in the Management Agreements; provided, however, that “Gross Revenues” shall not include the amount of any Property Performance Cure payment, Facility Expense Overage Cure payment or Aggregate Expense Overage Cure payment or any portion thereof that, as provided in Section 3 hereof, is deemed to have been received with respect to any Facility for any period.

“Impositions” shall have the meaning ascribed to such term in Section 5.7 of the Management Agreements.

“Incentive Fee Target” shall have the following meaning: (a) subject to subsections (c) and (d) below, for 2010 and 2011, the Incentive Fee Target for a particular Facility (including the Existing Pre-Stabilized Facilities) shall mean the respective targets for such Facility for such calendar years that are set forth on Exhibit C attached hereto and made a part hereof, (b) subject to subsections (c) and (d) below, for 2012 and each subsequent year, the “Incentive Fee Target” for a particular Facility for a particular calendar year shall mean the Incentive Fee Target for such Facility as of the end of the immediately preceding calendar year, increased by one hundred percent (100%) of the year-over-year percentage increase in the Applicable Index (i.e. not less than zero; any year-over-year percentage decrease in the Applicable Index shall be treated as if the Applicable Index had remained unchanged) for the calendar year that is two (2) years prior to the calendar year for which the Incentive Fee Target is being established over the immediately preceding calendar year (e.g., the Incentive Fee Target for a particular Facility for 2012 would be the Incentive Fee Target for such Facility as of the end of 2011, increased by 100% of the year-over-year percentage increase in the Applicable Index from 2009 to 2010), (c) notwithstanding subsections (a) and (b) above but subject to subsection (d) below, the “Incentive Fee Target” for any New Stabilized Facility and/or New Pre-Stabilized Facility that becomes a Facility on or after the Agreement Date shall be equal to the ANOI for any such Facility for the New Stabilized/Pre-Stabilized Facility Period that is applicable to such Facility, and the first year-over-year percentage increase of the Incentive Fee Target relative to any such Facility pursuant to subsection (b) above shall occur at the beginning of the calendar year that follows the calendar year that includes the last day of the applicable New Stabilized/Pre-Stabilized Facility Period for such Facility (for example, if the New Stabilized/Pre-Stabilized Facility Period relative to a particular New Facility ended on June 30, 2013 and the Incentive Fee Target for such New Facility as of July 1, 2013 equaled $X, the first year-over-year percentage increase of such Incentive Fee Target would occur at the beginning of 2014, and such Incentive Fee Target of $X would increase on January 1, 2014 by one hundred percent (100%) of the year-over-year percentage increase in the Applicable Index for the year that is two (2) years prior to 2014 (i.e., the Incentive Fee Target of $X for 2013 would be increased by one hundred percent (100%) of the year-over-year percentage increase in the Applicable Index from 2011 to 2012)), and (d) effective upon the Facility Cessation Date for a Transferred Facility(ies) (as such terms are defined in Section 7 hereof), the Incentive Fee Target for each Transferred Facility and Continuing Facility (as such terms are defined in Section 7 hereof) shall be adjusted as provided in Section 7.2.3 hereof, and, upon any such adjustment relative to a particular Facility, such adjusted Incentive Fee Target shall, subject to the terms of Section 7.2.3(c) hereof and to further adjustment in the event another Facility Cessation Date arises after the subject Facility Cessation Date, (i) if such adjustment occurs during 2010, be the Incentive Fee Target for such Facility for 2010 and 2011 and for purposes of subsections (a) and (b) above, (ii) if such adjustment occurs during 2011, be the Incentive Fee Target for such Facility for 2011 and for purposes of subsections (a) and (b) above, and (iii) if such adjustment occurs during 2012 or any subsequent year, be the Incentive Fee Target for such Facility for such year and for purposes of subsection (b) above. Any year-over-year percentage increase referenced herein shall be rounded to the nearest one hundredth (1/100) of a percent.

“Incentive Management Fee” shall have the meaning ascribed to such term in Section 6.1 hereof.

“Independent Living” shall mean senior housing facilities designed to meet the needs of seniors who choose to live in an environment surrounded by their peers where they receive services such as housekeeping, meals and activities, but are not reliant on assistance with activities of daily living such as bathing, eating and dressing (although some residents may contract out for those services).

“January 14, 2007 Letter Agreement” shall have the meaning ascribed to such term in Recital A.

“Joint Venture Agreement” shall mean any limited liability company operating agreement, partnership agreement, joint venture agreement or other similar agreement governing the rights of the owners of equity interests in any limited liability company, partnership or other joint venture, the Seller Interests in which have been sold by SSLI, US Manager, CAN Manager or any of their Affiliates to Affiliates of Ventas SSL pursuant to the Purchase and Sale Agreement.

“Lease Up Period” shall mean, relative to any Facility, the period from the Certificate of Occupancy Date for such Facility to the Expected Stabilization Date for such Facility.

“Legal Requirements” shall have the meaning ascribed to such term in the Management Agreements.

“Management Agreements” shall have the meaning ascribed to such term in Recital D and includes any amendments, supplements, restatements or replacements thereof from time to time, but subject to the terms of Section 7 hereof.

“Management Fee” shall mean the Base Management Fee and Incentive Management Fee, subject to adjustment as provided in, and to the terms of, Section 5 and Section 6 hereof.

“Manager” shall mean collectively US Manager and CAN Manager.

“Manager’s Standards” shall have the meaning ascribed to such term in the Management Agreements.

“Net Operating Income” shall mean Gross Revenues minus Facility Expenses; provided, however, that, for any given calculation of Net Operating Income, the amount of any Bad Debt (as defined in the applicable Management Agreement) that has both increased the Facility Expenses in such calculation and reduced the Gross Revenues in such calculation shall be added to Net Operating Income so as to avoid double-counting of such Bad Debt.

“Obligations” shall mean the obligations and covenants to perform of any Manager hereunder or under a Management Agreement.

“Owners” shall mean, collectively, Existing SF Owners, Existing PSF Owners, New SF Owners and New PSF Owners, and “Owner” means any one of them.

“Person” shall mean an individual, sole proprietorship, partnership, limited partnership, corporation, limited liability company, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, joint venture or co-ownership, and a natural person in his or her capacity as a trustee, executor, administrator or other legal representative.

“Pre-Stabilized Facilities” shall mean, collectively, Existing Pre-Stabilized Facilities (as described, as of the Agreement Date, on Exhibit B hereto) and New Pre-Stabilized Facilities, and “Pre-Stabilized Facility” means any one of them.

“PSA Date” shall mean October 1, 2010.

“Purchase and Sale Agreement” shall mean, collectively, that certain Purchase and Sale Agreement dated October 1, 2010 by and among Sunrise Senior Living Investments, Inc., SZR US Investments, Inc., Ventas REIT US Holdings, Inc. and Ventas, Inc. and that certain Purchase and Sale Agreement dated October 1, 2010 by and between Sunrise North Senior Living Ltd. and Ventas SSL Ontario II, Inc., each as heretofore amended, supplemented or restated.

“REIT Compliance Requirements” shall have the meaning ascribed to such term in Section 14 thereof.

“Resident Occupancy” shall have the meaning ascribed to such term in the Management Agreements.

“Resident Occupancy Rate” shall have the meaning ascribed to such term in the Management Agreements.

“Seller Interests” shall have the same meaning in this Agreement as in the Purchase and Sale Agreement.

“Senior Living Facility” shall mean a senior housing facility, and, for certainty, without limitation, includes Skilled Nursing, Assisted Living and Independent Living facilities.

“Shared Expenses” shall have the meaning ascribed to such term in the Management Agreements.

“Skilled Nursing” shall mean senior housing facilities that meet the needs of seniors who require a substantial level of skilled nursing services or who are receiving rehabilitative services following an adverse event such as a broken hip or stroke.

“Stabilization” shall have the meaning ascribed to such term in the Management Agreements.

“Stabilized Facilities” shall mean, collectively, Existing Stabilized Facilities and New Stabilized Facilities, and “Stabilized Facility” shall mean any one of them.

“Strategic Alliance Agreement” shall mean that certain Strategic Alliance Agreement dated December 23, 2004 by and between SSLI and Sunrise Senior Living Real Estate Investment Trust, as the provisions of such agreement were terminated (with certain limited exceptions) pursuant to the terms of the January 14, 2007 Letter Agreement.

“Term” shall mean the term of each Management Agreement, as set forth in such Management Agreement, unless amended by agreement of the applicable parties or sooner terminated pursuant to the terms of the applicable Management Agreement or this Agreement and, for greater certainty and without limitation of Section 7 hereof, this Agreement shall be automatically amended so as to no longer apply to any Management Agreement that is no longer in effect or that has been terminated.

“Test Period” shall have the meaning ascribed thereto in Section 3.1.

“Third Party” shall mean a Person that is at Arm’s Length with each Owner, as well as to each party hereto.

“Treasury Regulations” shall mean the regulations promulgated under the Code, as amended from time to time (including any successor regulations).

“US Index” shall mean the All-Items Consumer Price Index for All Urban Consumers, U.S. City Average (not seasonally adjusted) (1982-84 = 100), published by the Bureau of Labor Statistics, U.S. Department of Labor or any successor thereto (the “BLS”), or such other renamed index. If the BLS changes the base reference period for the US Index from 1982-84 = 100, the consumer price index adjustment shall be determined with the use of such conversion formula or table as may be published by the BLS. If the BLS otherwise substantially revises, or ceases publication of, the US Index, then a substitute index for determining consumer price index adjustments, issued by the BLS or by a reliable governmental or other nonpartisan publication, shall be reasonably selected by Ventas SSL and Manager.

“US Manager” shall have the meaning ascribed thereto in the preamble to this Agreement.

“Ventas SSL Parties” shall mean, collectively, Ventas SSL and any other Affiliate of Ventas SSL that may be a party to a Management Agreement, and “applicable Ventas SSL Party” means any Ventas SSL Party that controls the Owner of the applicable Facility.

1.2 Additional Defined Terms. As used herein the following terms shall have the meanings set forth in the preamble, recital or section indicated below:

$10B HCREIT	2.3
15% Calculation	6.1(iii)
2008 Letter Agreement	Recital A
2009 Letter Agreement	Recital A
7% Capped Calculation	6.1(iv)
AAA	15.1(a)
Accrued But Not Yet Due Fees and Expenses Reimbursements	18.3
Affected Management Agreement	7.1(d)
Aggregate Cure Limit	3.5(a)
Aggregate Expense Overage	3.4
Aggregate Expense Overage Amount	3.4
Aggregate Expense Overage Cure	3.4
Aggregate Expense Termination Right	3.4
Agreement	Preamble
Agreement Date	Preamble
All Facilities Actual Percentage	7.2.3(b)
ANOI Testing Date	3.1.1
Applicable BMF Percentage	5.2
Applicable Lenders	18.4
Applicable Period	7.2.3(b)
Arbitrable Dispute	15.1(a)
Arbitration Notice	15.1(a)
Beneficiaries	16.1
BMF Continuing Facility Adjustment Factor	7.2.3(a)
BMF/IMF Continuing Facility Percentage	7.2.3(a)
BMF Transferred Facility Adjustment Factor	7.2.3(a)
BMF/IMF Transferred Facility Percentage	7.2.3(a)
Canadian Budget Percentage	3.4.1(a)
Continuing Facilities	7.2.1(a)
Continuing Facility Actual Percentage	7.2.3(b)
Event of Default	15.1
Existing Facilities	Recital B
Existing Immediate or Unmatured Event of Default	18.5(a)
Existing Loan Document	18.4
Existing Management Agreement	Recital C
Existing Master Agreement	Recital A
Existing Owners	Recital B
Existing Ventas/Sunrise Agreements	18.2
Expense Termination Right	3.4
Facility Cessation Date	7.2
Facility Cure Limit	3.2.2
Facility Expense Overage Cure	3.3

Facility Expense Termination Right	3.3
Facility Performance Cure Amount	3.4(ii)
IMF Continuing Facility Adjustment Factor	7.2.3(a)
IMF Transferred Facility Adjustment Factor	7.2.3(a)
Letter Agreements	Recital A
Management Group	18.3
Monetary Failure Notice	15.1(a)
New Facilities	Recital D
New Management Agreements	Recital D
New PSF Owners	Recital E
New Pre-Stabilized Facility	Recital E
New SF Owners	Recital E
New Stabilized Facility	Recital E
Other Section 3.2.3 Termination Rights	3.2.3(iii)
Payment/Credit-Back	15.1(a)
Property Performance Cure	3.2
Property Performance Termination Right	3.1
REIT	14
Related Agreement SSLI Event of Default/ Termination Right	18.4
Related Agreements	18.3
Released Matters	18.4
Residents	2.1(b)
Restated Management Agreement	Recital C
SEC	18.5(c)
Section 2.3 Person	2.3
Section 3.2.3 Month	3.2.3
Section 3.2.3 Period	3.2.3(i)
Section 3.2.3 Termination Right	3.2.3
Section 3.2.3 Waiver	3.2.3
Severed Master Agreement	7.2.2(a)
Shared Expenses Continuing Facilities Factor	7.2.3(b)
Shared Expenses Percentage	4
Shared Expenses Transferred Facilities Factor	7.2.3(b)
Significant Actual Prejudice	18.5(a)
SOX	2.5
SSLI	Preamble
Successor Owner/Lessee	7.1(b)
Successor Parent Owner/Lessee	7.1(c)
Sunrise Parties	2.3
Terminated Facility	5.5
Terminated Management Agreement	5.5
Termination Effective Date	5.5
Total Facility Overage Payments Amount	3.4(i)
Total Performance Cure Amount	3.4(ii)
Trailing Twelve Month Period	7.2.3(a)
Transferred Facility	7.1(a)

Transferred Facilities	7.1(c)
Transferred Facilities Actual Percentage	7.2.3(b)
Translated Annual Incentive Management Fee	6.1(iv)
Unadjusted Facility	7.2.3(a)
US Budget Percentage	3.4.1(b)
Ventas, Inc.	Recital A
Ventas SSL	Preamble
Ventas SSL’s Management Group	18.4

1.3 Rules of Construction. Unless the context otherwise requires:

1.3.1. A capitalized term shall have the meaning assigned to it;

1.3.2. References to Articles, Sections and Exhibits shall refer to articles, sections and exhibits of this Agreement, unless otherwise specified;

1.3.3. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party that drafted and caused this Agreement to be drafted;

1.3.4. References to “including” in this Agreement shall mean “including, without limitation,” whether or not so specified; and

1.3.5. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other theory extends and such phrase shall not mean “if.”

1.4 Certain Provisions Regarding Currency Matters. Certain payments required under this Agreement are designated as payments to be made in the Applicable Local Currency, and other payments required under this Agreement are designated as payments to be made in Canadian Dollars or US Dollars. In the absence of any contrary provisions in this Agreement, any payments that are required under this Agreement and that relate solely to a particular Facility and to the ANOI, Expected ANOI, BMFEANOI Amount, Incentive Fee Target, Gross Revenues, Base Management Fee or Facility Expenses applicable to such Facility shall be made in the Applicable Local Currency and all other payments required under this Agreement shall be made in US Dollars. Certain calculations and determinations are required under this Agreement that involve the performance of mathematical functions with respect to the combined amounts of the respective ANOIs, Expected ANOIs, BMFEANOI Amounts, Incentive Fee Targets, Net Operating Incomes, Gross Revenues, Facility Expenses and/or Shared Expenses for multiple Facilities, or other combined amounts for multiple Facilities, and, in the case of some of such calculations and determinations, some of the amounts to be combined and as to which mathematical functions are to be performed have been initially determined or accounted for in Canadian Dollars and others have been initially determined or accounted for in US Dollars. In such cases, if this Agreement expressly provides that such calculations and determinations are to be made after first applying the Applicable Translation Rate or the Applicable Facility Translation Rate to certain of such amounts, such instruction shall be followed.

2.	Performance; Prohibited Investments; Certifications; SOX/SAS 70

2.1 Goals. The joint goals of the parties hereto are to:

(a) Establish and maintain programs to promote the most effective and profitable utilization of each Facility’s services;

(b) Provide quality services to individuals residing at each Facility (the “Residents”) in a manner complying with the form of resident agreement in use at such Facility, the Manager’s Standards and the applicable Approved Budget;

(c) Establish appropriate marketing programs and maintain a public image of excellence and first-class operation for each Facility, all in accordance with this Agreement, the applicable Management Agreement, the Manager’s Standards and the applicable Approved Budget;

(d) Maintain well trained, adequately supervised, quality staff, in sufficient number, at each Facility in a manner consistent with this Agreement, the applicable Management Agreement, the Manager’s Standards and the applicable Approved Budget;

(e) Operate each Facility prudently, on a sound financial basis and in a manner consistent with this Agreement, the applicable Management Agreement, the Manager’s Standards and the applicable Approved Budget;

(f) Establish and maintain a sound financial accounting system for each Facility;

(g) Institute and maintain adequate internal fiscal controls through proper budgeting, accounting procedures, and timely financial reporting in a manner consistent with this Agreement, the applicable Management Agreement and the applicable Approved Budget;

(h) Prevent loss of Gross Revenues for each Facility and institute and maintain sound billing and collection procedures and methods;

(i) Maintain and increase Gross Revenues and Net Operating Income at each Facility;

(j) Conform operations at each Facility to, and comply with, all applicable Legal Requirements, this Agreement and the Manager’s Standards, including those pertaining to licensing, and take all steps necessary to ensure that all licenses and certificates necessary for the ownership, use and operation of each Facility as a Senior Living Facility are maintained at all times, without interruption; and

(k) Take such other steps as are necessary to provide high quality care to the Residents, consistent with this Agreement, the Manager’s Standards and as otherwise reasonably requested by Owner, all consistent with the applicable Approved Budget.

2.2 Standard of Care. SSLI shall cause each Manager to discharge its duties under each Management Agreement in good faith, and to exercise, with respect to all services provided by either Manager under or pursuant to this Agreement or any Management Agreement, a standard of care, skill, prudence and diligence under the circumstances then prevailing as would be expected of a prudent manager who has a high level of experience and expertise with respect to such matters and at or above the Manager’s Standards and in no event with less care, skill, prudence or diligence as either Manager would customarily utilize in the conduct of its business, and as is necessary for the maintenance of any license or permit required for the applicable Facility and compliance with all Legal Requirements and the Manager’s Standards.

2.3 Prohibited Investment. Without the prior written consent of Ventas SSL or Ventas, Inc., neither SSLI nor US Manager nor CAN Manager nor any of their respective Affiliates (each a “Sunrise Party” and collectively the “Sunrise Parties”) shall become a party to, or participate in, or directly or indirectly consent to or approve, any transaction or arrangement involving the direct or indirect investment in any Sunrise Party by any healthcare real estate investment trust having undepreciated total assets of more than Ten Billion US Dollars ($10,000,000,000.00) as of the Agreement Date (herein, a “$10B HCREIT”) or by any Person (herein, a “Section 2.3 Person”) as to which, at the time of any such transaction or the commencement of any such arrangement, fifty percent (50%) or more of the consolidated gross revenues or consolidated net operating income of such Person and its consolidated Affiliates (in each case, as determined in accordance with GAAP and for the current fiscal year and/or the fiscal year preceding such current fiscal year and/or the fiscal year following such current fiscal year of such Person and its consolidated Affiliates) has historically been generated or received, or on a pro forma basis (taking into account pending, announced and completed transactions) is expected to be generated or received, in either case directly or indirectly, from facilities or properties owned or controlled by a $10B HCREIT and/or its Affiliates. The foregoing shall not be deemed to prohibit the following transactions to the extent they are entered into by a Sunrise Party(ies) in the ordinary course of its (their) business (and, in such regard, it is agreed by the parties that the public filing by any Sunrise Party(ies) with the SEC (as defined in Section 18.5(c) hereof) of a Form 8-K report relative to a particular transaction shall not, by itself, mean that such transaction is outside of the ordinary course of its (their) business):

(a) Sale(s) of real property or other real estate assets, or leasehold or joint venture interests held by the Sunrise Parties in such assets, or interests of any Sunrise Party(ies) as a manager under a management agreement(s) relating to such assets, provided that any such interests do not include, directly or indirectly, corporate or other voting rights in, or other rights to participate in the management of or otherwise control, any Sunrise Party (except as the parenthetical clause in subsection (b) below permits);

(b) Entry into a joint venture agreement or management agreement with a $10B HCREIT or Section 2.3 Person, provided that such joint venture agreement or management agreement relates only to a particular property or properties and does not include, directly or indirectly, corporate or other voting rights in, or other rights to participate in the management of or otherwise control, any Sunrise Party

(other than, in the case of a joint venture agreement, any such voting rights in, or any such rights to participate in the management of or otherwise control, the joint venture that is governed by such joint venture agreement); or

(c) Obtaining customary non-recourse mortgage financing from, or entering into a lease with, a $10B HCREIT or Section 2.3 Person, provided that (i) such financing is subject only to commercially customary non-recourse carveouts, (ii) (x) such lease is non-recourse to any assets of any Sunrise Party (other than the interest of the Sunrise Party that is the tenant under such lease in the cash flow from, and in the leasehold interest and other rights created by such lease in, the real property that is the subject of such lease and subject to non-recourse carveouts that are similar in scope and impact to the commercially customary non-recourse carveouts for mortgage financings permitted under this subsection (c)) and (y) a default by a Sunrise Party under such lease and/or any other lease between any Sunrise Party, as tenant, and such $10B HCREIT and its Affiliates or such Section 2.3 Person and its Affiliates, as applicable, as landlord, does not result in a default under any material liability or obligation of SSLI and its consolidated Affiliates and (iii) such financing and such lease do not include, directly or indirectly, corporate or other voting rights in, or other rights to participate in the management of or otherwise control, any Sunrise Party.

In addition, notwithstanding the foregoing, this Section 2.3 shall cease to apply, and shall be of no further force or effect, at such time as SSLI, US Manager and/or CAN Manager and/or their respective Affiliates cease to manage under a Management Agreement twenty (20) or more Facilities in the aggregate that are owned or controlled by Ventas SSL or its Affiliates.

2.4 Annual Certifications. On or before February 15 of each calendar year, SSLI shall cause to be executed and delivered to Ventas SSL a certificate, executed by an executive officer of SSLI, certifying, to the knowledge of SSLI, US Manager and CAN Manager, (a) as to each Facility, the number of Property Performance Termination Rights and Facility Expense Termination Rights that have arisen with respect to such Facility (i) during the preceding calendar year and (ii) since the Agreement Date, (b) as to each Facility that has ceased to be managed under a Management Agreement since the Agreement Date, the number of Property Performance Termination Rights and Facility Expense Termination Rights that arose with respect to such Facility (i) during the preceding calendar year and (ii) during the period from the Agreement Date through the date such Facility ceased to be managed under a Management Agreement, (c) the number of Aggregate Expense Termination Rights that have arisen under this Agreement since the Agreement Date, (d) the aggregate number of Property Performance Termination Rights and/or Expense Termination Rights that, through the end of the preceding calendar year, have occurred, and count towards the Aggregate Cure Limit, for purposes of Section 3.5(a) hereof, and (e) as to each Facility, the respective Expected ANOI, BMFEANOI Amount and Incentive Fee Target that are applicable to such Facility for the current calendar year.

2.5 SOX; SAS 70. Each of SSLI, US Manager and CAN Manager acknowledges that the financial reports and other information provided by them, under this Agreement or the Management Agreements, must be included in Ventas, Inc.’s or its Affiliates’ public disclosure documentation in order for Ventas, Inc. or its Affiliates to comply with NYSE public company and real estate investment trust reporting and certification obligations. Each of SSLI, US Manager and CAN Manager covenants that all such reporting provided by them, under this Agreement or the Management Agreements, in connection with this Agreement or the Management Agreements shall be in a form that allows Ventas, Inc. and its Affiliates to comply with Ventas, Inc.’s and its Affiliates’ reporting and certification requirements under all Legal Requirements and shall implement a system to allow Ventas, Inc. and its Affiliates to do control testing pursuant to the certification requirements of the Sarbanes-Oxley Act of 2002 (as amended, supplemented, restated or replaced from time to time, “SOX”) or any similar or related requirements that may from time to time become Legal Requirements. Ventas SSL and its Affiliates shall have the right to review or audit (and SSLI, US Manager and CAN Manager, upon request from time to time by Ventas SSL or its Affiliates, shall provide Ventas SSL and its Affiliates with electronic copies of) the books and records with respect to each Facility located at each Facility or at the applicable Manager’s or its Affiliates’ offices, as applicable. Each of SSLI, US Manager and CAN Manager shall cooperate with Ventas, Inc. and its Affiliates in complying with its and their obligations pursuant to SOX and other Legal Requirements, including promptly providing or causing its auditors to provide SAS 70 reports upon request by Ventas SSL or its Affiliates (any such SAS 70 reports that are so requested by Ventas SSL or its Affiliates shall be at the expense of Ventas SSL, provided, however, that, if SSLI, US Manager and/or CAN Manager or their Affiliates provide the same SAS 70 report for the same accounting period to another owner or other owners of facilities managed by SSLI or its Affiliates to be relied upon by such owner(s) in preparing financial statements of such owner(s), the cost to Ventas SSL of the SAS 70 report provided to it or its Affiliates will be limited to Ventas SSL’s proportionate share of the cost of such SAS 70 report, based upon the number of facilities managed by SSLI or its Affiliates that are owned, respectively, by Ventas SSL or its Affiliates and by such other owner(s) to whom the SAS 70 report is provided) and assisting Ventas, Inc. and its Affiliates and their internal and external independent auditors in completing procedures to comply with their obligations under SOX and other Legal Requirements in a timely manner. To facilitate the foregoing, SSLI, US Manager and CAN Manager shall maintain SOX-compliant internal controls over financial reporting at each Facility to the extent required to accomplish the purposes set forth above.

3.	Certain Termination Rights

3.1 Monthly Facility-Level ANOI Test. Subject to Section 3.1.1 below regarding Pre-Stabilized Facilities that become Stabilized Facilities, as of the end of each calendar month, commencing with the end of December, 2011 (unless a Manager Event of Default arises under the Management Agreement relating to a particular Stabilized Facility, in which case this Section 3.1 shall commence to apply to any such Stabilized Facility at the end of the month during which such Manager Event of Default arises), the Expected ANOI for each Stabilized Facility shall be compared to the ANOI for such Stabilized Facility, in each case for the trailing twelve-month period then ending (such a trailing twelve-month period is herein referred to as a “Test Period”) (in the case of the Expected ANOI, using a weighted average (weighted by the number of months in a given year that are in the subject Test Period) Expected ANOI for any Test Period that includes parts of two (2) calendar years (e.g., if the Expected ANOI for year 1 is X and for year 2 is 1.03X, in the case of the Expected ANOI for the Test Period ending on June 30 of year 2, the weighted average Expected ANOI would equal 1.015X ((X x  1/2 year) + (1.03X x  1/2 year) = 0.5X + 0.515X = 1.015X))). If any such comparison for any such Test

Period reflects that the ANOI for a Stabilized Facility is less than seventy-five percent (75%) of the applicable Expected ANOI for such Stabilized Facility (in any case in this Agreement where a specified amount or measurement is required to be more or less than, or equal to or greater than, or equal to or less than, a specified other amount or measurement, such requirement may not be met through rounding; for example, in this Section 3.1, if the applicable ANOI was equal to $74,999.00 and the applicable Expected ANOI was equal to $100,000.00, the aforesaid seventy-five percent (75%) test may not be met by rounding 74.999% up to 75%), the Owner of such Stabilized Facility shall have the right, in its sole discretion and at its option at any time thereafter, to terminate the Management Agreement for such Stabilized Facility by notice to the applicable Manager of such Stabilized Facility (any such termination right under this Section 3.1, or under Section 3.2 below, is herein referred to as a “Property Performance Termination Right”).

3.1.1. Certain Provisions Regarding Pre-Stabilized Facilities and ANOI. In the case of any Pre-Stabilized Facility, (a) the provisions of Section 3.1 above and Section 3.2 below shall commence to apply thereto, and such Facility shall commence to be included in the determinations with respect to all Stabilized Facilities under such Sections 3.1 and 3.2 and be treated as a Stabilized Facility for purposes of such Sections 3.1 and 3.2, as of the applicable Expected Stabilization Date (in the case of any Existing Pre-Stabilized Facility) and as of the day following the last day of the applicable New Stabilized/Pre-Stabilized Facility Period (in the case of any other Pre-Stabilized Facility) (the aforesaid commencement date for a particular Existing Pre-Stabilized Facility or New Pre-Stabilized Facility is herein referred to as the “ANOI Testing Date”), and (b) for purposes of any calculations of ANOI relative to any Existing Pre-Stabilized Facility as to which such Sections 3.1 and 3.2 have commenced to apply, relative to any month of any Test Period that precedes the ANOI Testing Date that is applicable to such Existing Pre-Stabilized Facility, such Facility shall be deemed to have an ANOI equal to one-twelfth (1/12) of the target amount of Expected ANOI for such Facility shown on Exhibit C hereto for the calendar year that includes such month.

3.1.2. Certain Provisions Regarding Calculations, Determinations and Cure Payments. Section 3.1, Section 3.2 and Section 4 hereof contemplate certain monthly calculations and determinations regarding each Facility, Section 3.3 hereof contemplates certain annual calculations and determinations regarding each Facility, and Section 3.4 hereof contemplates certain annual calculations and determinations regarding the Facilities. In the case of each of such Sections, (a) on or before the date of the Applicable Payment/Credit-Back Date (as described below), SSLI and Manager shall cause to be delivered to Ventas SSL a worksheet or other document that sets forth, in detail, the calculations, determinations and data necessary or appropriate to assessing whether, for the particular month or year, as applicable, (i) termination rights have arisen in favor of Ventas SSL or an applicable Owner, (ii) a payment is permitted (and the amount of such payment that would be necessary) from SSLI or a Manager if it desires to cure such a termination right or (iii) a Shared Expenses credit-back (or reversal adjustment thereof) (in each case as described in Section 4 hereof) is required (and, if so, the aggregate amount of such credit-back (or reversal adjustment thereof) (expressed in US Dollars) and the Facility-by-Facility amounts of such credits-back (or reversal adjustments thereof) (expressed in US Dollars, in the case of each Facility located in the United States, and in both US Dollars and Canadian Dollars, in the case of each Facility located in Canada) (and any such worksheet or other document shall be accompanied by supporting documentation that is in form, substance and detail satisfactory to Ventas SSL), and (b) on or before the Applicable Payment/Credit-Back Date, if a curable termination right has arisen in favor of Ventas SSL or an applicable Owner that SSLI or a Manager desires to cure or an obligation to make a Shared Expenses credit-back (or reversal adjustment thereof) has arisen, SSLI or such Manager shall make such cure payment or such Shared Expenses credit-back (or reversal adjustment), as applicable. As used in this Section 3.1.2, the “Applicable Payment/Credit-Back Date” shall mean (x) in the case of Section 3.1 or Section 3.2 hereof, the fifth (5th) day after the eighth (8th) Business Day of the month following the end of the subject Test Period (except that, in the case of any Test Period ending on December 31, the date in this subsection (x) shall be the January 31 following the end of such Test Period, in order to allow time for the completion of final, calendar year end accounting adjustments), (y) in the case of Section 3.3 or Section 3.4 hereof, the February 15 that follows the end of the applicable calendar year, and (z) in the case of Section 3.4 hereof, the fifth (5th) day after the eighth (8th) Business Day of the month following the month to which the applicable credit-back (or reversal adjustment) relates (except that, if the month to which the applicable credit-back (or reversal adjustment) relates is December, the date in this subsection (z) shall be the January 31 following such December, in order to allow time for the completion of final, calendar year end accounting adjustments).

3.2 Monthly Facility-Level ANOI Plus Applicable Previous Cure Payments Test. Subject to Section 3.1.1 above regarding Pre-Stabilized Facilities that become Stabilized Facilities, as of the end of each calendar month, commencing with the end of December, 2011 (unless a Manager Event of Default arises under the Management Agreement relating to a particular Stabilized Facility, in which case this Section 3.2 shall commence to apply to any such Stabilized Facility at the end of the month during which such Manager Event of Default arises), the Expected ANOI for each Stabilized Facility shall be compared to the ANOI Plus Applicable Previous Cure Payments for such Stabilized Facility, in each case for the Test Period then ending (in the case of the Expected ANOI, using a weighted average Expected ANOI for any Test Period that includes parts of two (2) calendar years). If any such comparison for any such Test Period reflects that the ANOI Plus Applicable Previous Cure Payments for a Stabilized Facility is less than eighty-five percent (85%) of the applicable Expected ANOI for such Stabilized Facility, the Owner of such Stabilized Facility shall have a Property Performance Termination Right, in its sole discretion and at its option at any time thereafter (or, if the applicable Manager of such Stabilized Facility qualifies for a cure period as set forth below, at any time after the cure period set forth below), to terminate the Management Agreement for such Stabilized Facility by notice to the applicable Manager of such Stabilized Facility; provided, however, that, on the conditions that no Event of Default then exists under this Agreement and no Manager Event of Default then exists under such Management Agreement and subject to Section 3.2.2 and Section 3.5 below, such Manager may prevent such Owner from exercising its aforesaid Property Performance Termination Right, by making a non-refundable payment (herein, a “Property Performance Cure”) to such Owner and in the Applicable Local Currency, on or before five (5) days after the eighth (8th) Business Day of the month following the end of the subject Test Period (or, in the case of any Test Period ending on December 31, on or before the following January 31), in an amount equal to the amount by which eighty-five percent (85%) of the Expected ANOI for such Stabilized Facility exceeded the ANOI Plus Applicable Previous Cure Payments for such Stabilized Facility, in each case for the applicable Test Period.

3.2.1. Deemed Impact of Property Performance Cure Payments on Revenue. Solely for purposes of making determinations of (a) whether a Property Performance Termination Right has arisen with respect to future Test Periods (i.e., Test Periods ending on a future date) and (b) the amount of any required Facility Expense Overage Cure and/or Aggregate Expense Overage Cure payment, the amount of any Property Performance Cure payment that is made by Manager with respect to a particular Stabilized Facility and Test Period shall be deemed to be additional revenue that was received by the applicable Stabilized Facility in equal monthly installments during the aforesaid particular Test Period. For example, if a Property Performance Cure payment in the amount of $120,000.00 is made by Manager with respect to a particular Stabilized Facility for the Test Period ending on December 31, 2011, such Property Performance Cure payment shall be treated as having been received with respect to such Stabilized Facility in equal $10,000.00 monthly installments during 2011 (i.e. $10,000.00 deemed received in January, 2011, $10,000.00 deemed received in February, 2011, and so forth), so that, when such Stabilized Facility’s ANOI Plus Applicable Previous Cure Payments is calculated for Test Periods ending during 2012, the actual revenues at such Stabilized Facility shall be deemed to have been increased by $10,000.00 in each of the months in 2011 that are included in the applicable Test Period ending during 2012 (e.g., for the Test Periods ending on February 29, 2012, April 30, 2012 and November 30, 2012, the actual revenues at the applicable Stabilized Facility shall include, respectively, ten months x $10,000.00, eight months x $10,000.00 and one month x $10,000.00 of such deemed additional revenue).

3.2.2. Limits on Cure of Property Performance Termination Rights. Notwithstanding anything to the contrary contained in Section 3.2 above, the applicable Manager with respect to a particular Stabilized Facility shall be permitted to cure Property Performance Termination Rights that arise with respect to such Stabilized Facility no more than three (3) times per Stabilized Facility during the term of the Management Agreement that is applicable to such Stabilized Facility (such cure limitation is herein referred to as the “Facility Cure Limit”). For purposes of the Facility Cure Limit and the Aggregate Cure Limit referenced in Section 3.5 below, any group of Property Performance Cure payments that relate to a particular Stabilized Facility and to a set of ten (10) consecutive Test Periods shall be treated as a single Property Performance Cure; provided, however, that (a) no Property Performance Termination Right shall have arisen with respect to such Stabilized Facility under Section 3.1 hereof and with respect to any of such ten (10) consecutive Test Periods, (b) no prior Property Performance Cure shall have been exercised by the applicable Manager of such Stabilized Facility with respect to any of the ten (10) Test Periods immediately preceding the Test Period that relates to the first Property Performance Cure in such group and (c) Property Performance Cure payments shall have been made by such Manager with respect to all of the to-be-grouped Property Performance Cure payments. For example, if Manager exercised a Property Performance Cure relative to the Test Periods ending January 31, 2012 (with no prior Property Performance Cures), March 31, 2012, October 31, 2012, August 31, 2013, and September 30, 2013, then: (i) the group of Property Performance Cures relative to the Test Periods ending January 31, 2012, March 31, 2012 and October 31, 2012 would constitute a single Property Performance Cure for purposes of the Facility Cure Limit and the Aggregate Cure Limit, (ii) the Property Performance Cure for the Test Period ending August 31, 2013 would constitute a second Property Performance Cure, and (iii) the Property Performance Cure relative to the Test Period ending September 30, 2013 would constitute a third Property Performance Cure because the Property Performance Cure relative to the Test Period ending August 31, 2013 would be too proximate to the Property Performance Cure relative to the Test Period ending October 31, 2012 to be eligible for grouping.

3.2.3. Waiver of Certain Property Performance Termination Rights. In the event (a) a Property Performance Termination Right arises under Section 3.2 hereof relative to a particular Stabilized Facility and a particular month (the “Section 3.2.3 Month”) and (b) such Property Performance Termination Right is not cured in a timely manner by the applicable Manager or is not curable by the applicable Manager in accordance with the terms of Section 3.2 (e.g., due to the exhaustion of the Facility Cure Limit relative to such Stabilized Facility) (such uncured Property Performance Termination Right relative to such Section 3.2.3 Month is herein referred to as the “Section 3.2.3 Termination Right”), the right of the Owner of such Stabilized Facility to terminate the Management Agreement for such Stabilized Facility on account of such Section 3.2.3 Termination Right shall be deemed to have been waived by such Owner (any such waiver is herein referred to as a “Section 3.2.3 Waiver”) provided and on the condition that all of the following conditions are satisfied by the applicable Manager and subject to all of the following terms:

(i) During the period (the “Section 3.2.3 Period”) from the date when such Owner’s Section 3.2.3 Termination Right arises until the date, if ever, that the applicable Manager satisfies all of the conditions to such Section 3.2.3 Waiver that are set forth in this Section 3.2.3, such Owner shall retain the right, in its sole discretion and at its option at any time during such period, to terminate the Management Agreement for such Stabilized Facility by notice to the applicable Manager of such Stabilized Facility;

(ii) As a condition to such Section 3.2.3 Waiver, for any period of six (6) consecutive months following the Section 3.2.3 Month (and the first month of such six (6) consecutive month period need not be the month that immediately follows the Section 3.2.3 Month (e.g., such first month could be a number of months after the Section 3.2.3 Month)), no Property Performance Termination Right shall have arisen with respect to such Stabilized Facility;

(iii) As a condition to such Section 3.2.3 Waiver and at a time when no other default then exists under this Agreement and no Manager Event of Default then exists under such Management Agreement, the applicable Manager shall have delivered to such Owner (x) a notice stating that the applicable Manager desires to exercise its right to obtain a Section 3.2.3 Waiver as provided in this Section 3.2.3 and identifying the Section 3.2.3 Termination Right, Section 3.2.3 Month and the Other Section 3.2.3 Termination Rights (as defined below) to which such notice relates and (y) a non-refundable payment, which payment shall not be included in or otherwise affect the ANOI or ANOI Plus Applicable Previous Cure Payments for such Stabilized Facility, in an amount equal to one-half (1/2) of the aggregate amount of the Property Performance Cure payments that such Owner would have received from the applicable Manager if the applicable Manager had been allowed to cure (e.g., without being restricted by the Facility Cure Limit that applies to such Stabilized Facility), and had cured, (1) the Section 3.2.3 Termination Right and (2) every other Property Performance Termination Right that arose under Section 3.2 hereof during the Section 3.2.3

Period with respect to such Stabilized Facility (herein, the “Other Section 3.2.3 Termination Rights”); and

(iv) If the applicable Manager satisfies all of the conditions to such Section 3.2.3 Waiver that are set forth in this Section 3.2.3 and the other terms of this Section 3.2.3 are satisfied, the Section 3.2.3 Termination Right relative to the Section 3.2.3 Month and the Other Section 3.2.3 Termination Rights, in each case as such termination rights relate solely to such Stabilized Facility, shall be deemed to have been waived by such Owner, but such waiver shall not limit or impair the right of such Owner to terminate such Management Agreement in the event a Property Performance Termination Right arises under Section 3.2 hereof with respect to such Stabilized Facility and any month following the end of the Section 3.2.3 Period or the rights of such Owner or any other Owner on account of any Property Performance Termination Right arising at any time under Section 3.1 hereof or the rights of any other Owner on account of any Property Performance Termination Right arising at any time under Section 3.2 hereof with respect to another Stabilized Facility. In addition, a Property Performance Termination Right that is waived with respect to a particular Stabilized Facility pursuant to the terms of this Section 3.2.3 shall nevertheless continue to be counted as having occurred for purposes of the Facility Cure Limit that is applicable to such Stabilized Facility and of the Aggregate Cure Limit referenced in Section 3.5 below.

3.3 Annual Facility-Level Controllable Costs Test. As of the end of each calendar year, commencing with the end of 2010, subject to Section 3.3.3 hereof, the actual aggregate Controllable Costs for each Facility shall be compared to the budgeted aggregate Controllable Costs for such Facility, in each case for the calendar year then ending. If any such comparison for any calendar year reflects that the actual aggregate Controllable Costs for a Facility exceed one hundred ten percent (110%) of the budgeted aggregate Controllable Costs for such Facility, the Owner of such Facility shall have the right, in its sole discretion and at its option at any time thereafter (or, if the applicable Manager of such Facility qualifies for a cure period as set forth below, at any time after the cure period set forth below), to terminate the Management Agreement for such Facility by notice to the applicable Manager of such Facility (any such termination right under this Section 3.3 is herein referred to as a “Facility Expense Termination Right”); provided, however, that, on the conditions that no Event of Default then exists under this Agreement and no Manager Event of Default then exists under such Management Agreement and subject to Section 3.3.2 and Section 3.5 below, such Manager may prevent such Owner from exercising its aforesaid Facility Expense Termination Right, by making a non-refundable payment (herein, a “Facility Expense Overage Cure”) to such Owner and in the Applicable Local Currency, on or before the February 15 that follows the end of the such calendar year, of an amount, not less than zero, equal to (a) the amount by which the actual aggregate Controllable Costs for such Facility and such calendar year exceeded one hundred ten percent (110%) of the budgeted aggregate Controllable Costs for such Facility and such calendar year, minus (b) if a Property Performance Cure payment(s) has (have) been made with respect to such Facility and any Test Period ending during the calendar year as to which such Facility Expense Overage Cure payment is being made, that portion of such Property Performance Cure payment(s) that, as described in Section 3.2.1 above, is (are) deemed to have been received at such Facility during the calendar year to which such Facility Expense Overage Cure payment relates (and, if the amount referenced in subsection (b) above exceeds the amount referenced in subsection (a) above, the amount determined pursuant to such subsections (a) and (b) shall be deemed to be equal to zero).

3.3.1. Deemed Impact of Facility Expense Overage Cure Payments on Revenue. Solely for purposes of making determinations of whether a Property Performance Termination Right has arisen with respect to future Test Periods (e.g., the Test Period ending on the January 31st that follows the end of the calendar year to which any Facility Expense Overage Cure payment relates), with respect to each month of the calendar year as to which a Facility Expense Overage Cure payment is being made, one-twelfth (1/12) of the amount of such Facility Expense Overage Cure shall be deemed to be additional monthly revenue that was received by the applicable Facility. For example, relative to a particular Facility and calendar year 2011, if the amount in Section 3.3(a) above is $250,000.00 and the amount in Section 3.3(b) above is $70,000.00, the amount of the required Facility Expense Overage Cure would equal $180,000.00, and 1/12th ($15,000.00) of such $180,000.00 would be deemed to have been received by such Facility during each month of such calendar year 2011, so that, when such Facility’s ANOI Plus Applicable Previous Cure Payments is calculated for Test Periods ending during 2012, the actual revenues at such Facility shall be deemed to have been increased by $15,000.00 in each of the months in 2011 that are included in the applicable Test Period ending during 2012 (e.g., for the Test Periods ending on February 29, 2012, April 30, 2012 and November 30, 2012, the actual revenues at the applicable Facility shall include, respectively, ten months x $15,000.00, eight months x $15,000.00 and one month x $15,000.00 of such deemed additional revenue).

3.3.2. Limits on Cure of Facility Expense Termination Rights. Notwithstanding anything to the contrary contained in Section 3.3 above or 3.4 below but subject to Section 3.5(3) below, Manager shall be permitted to cure Facility Expense Termination Rights that arise with respect to a particular Facility no more than three (3) times per Facility during the term of the Management Agreement that is applicable to such Facility.

3.3.3. Certain Provisions Regarding Pre-Stabilized Facilities and Controllable Costs. In the case of any Pre-Stabilized Facility, the provisions of Sections 3.3 and 3.4 hereof shall commence to apply thereto, and such Facility shall commence to be included in the determinations with respect to Controllable Costs under Sections 3.3 and 3.4 hereof, as of the Expected Stabilization Date that is applicable to such Facility (if such Expected Stabilization Date is the first (1st) day of a calendar year) and otherwise as of the first (1st) day of the first (1st) calendar year that follows such Expected Stabilization Date, and, solely for purposes of such Sections 3.3 and 3.4 hereof, during any period prior to such commencement date relative to any such Facility, such Facility shall be treated as if it was not a “Facility”.

3.4 Annual All-Facilities Controllable Costs Test. As of the end of each calendar year, commencing with the end of 2010, subject to Section 3.3.3 hereof, the sum of the actual aggregate Controllable Costs for all Facilities then under Management Agreements, plus the aggregate amount of the respective Former Facility-Controllable Costs Adjustments (as described in Section 3.4.3 below) relative to all Facilities that ceased to be managed under Management Agreements during such calendar year (if any or all of such respective Former Facility-Controllable Costs Adjustments are negative amounts as described in Section 3.4.3 below, the “aggregate amount of the respective Former Facility-Controllable Costs Adjustments” that is referenced above shall be the net amount of such positive and negative Former Facility-Controllable Costs Adjustments, and, if such net amount is a negative number, the “plus” referenced above shall result in a reduction rather than an increase), in each case determined after first translating any amounts that are expressed in Canadian Dollars into US Dollars using the Applicable Translation Rate as of the end of such calendar year, shall be compared to the Applicable Aggregate Limit (reduced (or increased) as provided in the definition thereof on account of any cessation(s) (or commencement(s)) of management that occurred during such calendar year), in each case for the calendar year then ending. If any such comparison for any calendar year reflects that (a) the aforesaid sum of the actual aggregate Controllable Costs for all Facilities then under Management Agreements plus the aforesaid aggregate amount of such Former Facility-Controllable Costs Adjustments exceeds (b) such Applicable Aggregate Limit (the amount of any such excess is herein referred to as the “Aggregate Expense Overage Amount”), Ventas SSL shall have the right, in its sole discretion and at its option at any time thereafter (or, if Manager qualifies for a cure period as set forth below, at any time after the cure period set forth below), to terminate any one (1) or more, or all, of the Management Agreements by notice to Manager (any such termination right under this Section 3.4 is herein referred to as an “Aggregate Expense Termination Right”, and a Facility Expense Termination Right and/or Aggregate Expense Termination Right is herein referred to, individually or collectively as the context requires, as an “Expense Termination Right”); provided, however, that, on the condition that no Event of Default then exists under this Agreement and subject to Section 3.3.2 above and Section 3.5 below, Manager may prevent Ventas SSL from exercising its aforesaid Aggregate Expense Termination Right, by making a non-refundable payment (herein, an “Aggregate Expense Overage Cure”) to Ventas SSL, on or before the February 15 that follows the end of such calendar year and in US Dollars, of an amount determined as follows:

(i) if a Facility Expense Overage Cure payment (or payments) has (have) been made with respect to the calendar year as to which such Aggregate Expense Overage Cure payment is being made, the aggregate amount of such Facility Expense Overage Cure payment (or payments) shall be determined (although, in the case of any such payment that was made in Canadian Dollars, the amount of such payment shall be translated into US Dollars, using the Applicable Translation Rate as of the end of such calendar year, prior to performing such aggregation) (such aggregate amount is herein referred to as the “Total Facility Overage Payments Amount”);

(ii) if a Property Performance Cure payment (or payments) has (have) been made with respect to any Facility and any Test Period ending during the calendar year as to which such Aggregate Expense Overage Cure payment is being made, then, (x) the portion of each such Property Performance Cure payment that is, pursuant to Section 3.2.1 hereof, deemed to have been received as additional revenue at such Facility during such calendar year shall be determined, and, in the case of any such Facility as to which multiple Property Performance Cure payments were made relative to Test Periods ending during such calendar year, the aggregate amount of such portions for each such Facility shall be determined, in each case in this subsection (x) with any such amounts relative to any such Facility located in Canada to be translated into US Dollars as provided in subsection (y) below (each such amount (or aggregated amount, if applicable) for each such Facility is herein referred to as the “Facility Performance Cure Amount”), and (y) the aggregate amount of the respective Facility Performance Cure Amounts for the Facilities referenced in this subsection (ii) shall be determined (although, in the case of any such Facility located in Canada, the aforesaid amount for any such Facility shall be translated into US Dollars, using the Applicable Translation Rate as of the end of such calendar year, prior to performing such aggregation) (such aggregate amount referenced in this subsection (y) is herein referred to as the “Total Performance Cure Amount”); and

(iii) the amount of the required Aggregate Expense Overage Cure payment shall equal, in US Dollars, the amount, if any, by which the Aggregate Expense Overage Amount exceeds the sum of (x) the Total Facility Overage Payments Amount determined in subsection (i) above, plus (y) the Total Performance Cure Amount determined in subsection (ii) above.

3.4.1. Deemed Impact of Aggregate Expense Overage Cure Payments on Revenue. Solely for purposes of making determinations of whether a Property Performance Termination Right has arisen with respect to future Test Periods, with respect to each month of the calendar year as to which an Aggregate Expense Overage Cure payment is being made, one-twelfth (1/12) of the amount of the Aggregate Expense Overage Cure payment shall be deemed to be additional monthly revenue that was received by all Facilities (exclusive of any Facility(ies) that ceased to be managed under a Management Agreement during such calendar year), and such additional monthly revenue amount shall be spread among the aforesaid Facilities in the following manner:

(a) the portion of such additional monthly revenue amount that relates to Facilities located in Canada shall be deemed to equal the product of (i) the amount of such additional monthly revenue amount times (ii) the percentage, determined exclusive of any amounts budgeted for any Facility(ies) that ceased to be managed under a Management Agreement during such calendar year, calculated by dividing the Translated Budgeted Canadian Facilities Controllable Costs by the Translated Budgeted All Facilities Controllable Costs (such percentage is herein referred to as the “Canadian Budget Percentage”);

(b) the portion of such additional monthly revenue amount that relates to Facilities located in the United States shall be deemed to equal the product of (i) the amount of such additional monthly revenue amount times (ii) the percentage, determined exclusive of any amounts budgeted for any Facility(ies) that ceased to be managed under a Management Agreement during such calendar year, calculated by dividing the Budgeted US Facilities Controllable Costs by the Translated Budgeted All Facilities Controllable Costs (such percentage is herein referred to as the “US Budget Percentage”);

(c) the portion of such additional monthly revenue amount that relates to Facilities located in Canada, as determined pursuant to subsection (a) above, shall be translated into Canadian Dollars, using the Applicable Translation Rate as of the end of the calendar year to which such Aggregate Expense Overage Cure payment relates, and such translated amount of Canadian Dollars shall be spread among the Facilities located in Canada (exclusive of any Facility(ies) that ceased to be managed under a Management Agreement during such calendar year) in the same proportion that the budgeted aggregate Controllable Costs at each of such Facilities located in Canada bears to the amount of the budgeted aggregate Controllable Costs for all such Facilities located in Canada, in each case for such calendar year; and

(d) the portion of such additional monthly revenue amount that relates to Facilities located in the United States, as determined pursuant to subsection (b) above, shall be spread among the Facilities located in the United States (exclusive of any Facility(ies) that ceased to be managed under a Management Agreement during the calendar year to which such Aggregate Expense Overage Cure payment relates) in the same proportion that the budgeted aggregate Controllable Costs at each of such Facilities located in the United States bears to the amount of the budgeted aggregate Controllable Costs for all such Facilities located in the United States, in each case for such calendar year.

For example, relative to calendar year 2011, assume that (i) the amount of the required Aggregate Expense Overage Cure payment is $60,000.00, in US Dollars, (ii) the Canadian Budget Percentage is 20%, (iii) the Applicable Translation Rate as of the end of 2011 is 1.00 US Dollars for 1.03 Canadian Dollars and (iv) budgeted aggregate Controllable Costs at Facility A, located in Canada, for such calendar year 2011 equaled 15% of the aggregate amount of the budgeted aggregate Controllable Costs at all Facilities located in Canada for such calendar year 2011. In such example, (w) 1/12th ($5,000.00) of such $60,000.00 would be deemed to have been received as additional monthly revenue at all of the Facilities collectively (exclusive of any Facility(ies) that ceased to be managed under a Management Agreement during such calendar year 2011) in each month of calendar year 2011, (x) $1,000.00 of such additional $5,000.00 of monthly revenue would be treated as having been received at Facilities located in Canada, based upon the assumed 20% Canadian Budget Percentage, (y) such $1,000.00 in US Dollars would, as translated, equal $1,030.00 in Canadian Dollars, using the above referenced assumed Applicable Translation Rate, and (z) 15% ($154.50 in Canadian Dollars) of such $1,030.00 in Canadian Dollars would be treated as additional monthly revenue received by Facility A during each month of such calendar year 2011, so that, when such Facility’s ANOI Plus Applicable Previous Cure Payments is calculated for Test Periods ending during 2012, the actual monthly revenues at such Facility shall be deemed to have been increased by $154.50 in Canadian Dollars in each of the months in 2011 that are included in the applicable Test Period ending during 2012 (e.g., for the Test Periods ending on February 29, 2012, April 30, 2012 and November 30, 2012, the actual revenues at the applicable Facility shall include, respectively and in Canadian Dollars, ten months x $154.50, eight months x $154.50 and one month x $154.50 of such deemed additional revenue).

3.4.2. Aggregate Expense Overage Cure Payment Example. For example, relative to calendar year 2012, assume that:

(a) throughout such year there were four (4) Facilities in the aggregate under Management Agreements,

(b) at Canadian Facility A, a Facility Expense Overage Cure payment was made in the amount of $20.00 Canadian Dollars with respect to such year, and at none of the other Facilities was a Facility Expense Overage Cure payment required with respect to such year,

(c) at US Facility C, a Property Performance Cure payment was made in the amount of $12.00 US Dollars relative to the month of June, 2012, and at none of the other Facilities was a Property Performance Cure payment required with respect to such year,

(d) the Applicable Translation Rate as of the end of 2012 is 1.00 US Dollars for 1.03 Canadian Dollars and the Applicable Cushion Amount US Index Factor is 1.0000 for 2012,

(e) at Canadian Facility A, the budgeted amount of the Controllable Costs for such year equaled $5,000.00 Canadian Dollars (as translated, $4,854.37 US Dollars) and the actual amount of the Controllable Costs incurred at such Facility during such year equaled $5,520.00 Canadian Dollars (as translated, $5,359.22 US Dollars),

(f) at Canadian Facility B, the budgeted amount of the Controllable Costs for such year equaled $4,000.00 Canadian Dollars (as translated, $3,883.50 US Dollars) and the actual amount of the Controllable Costs incurred at such Facility during such year equaled $4,395.00 Canadian Dollars (as translated, $4,266.99 US Dollars),

(g) at US Facility C, the budgeted amount of the Controllable Costs for such year equaled $5,000.00 US Dollars and the actual amount of the Controllable Costs incurred at such Facility during such year equaled $5,495.00 US Dollars,

(h) at US Facility D, the budgeted amount of the Controllable Costs for such year equaled $6,000.00 US Dollars and the actual amount of the Controllable Costs incurred at such Facility during such year equaled $6,595.00 US Dollars, and

(i) the Applicable Aggregate Limit equaled $21,237.87 throughout such year (as set forth in the definition of Applicable Aggregate Limit, assuming no prior reductions or increases thereof, such limit equals the Translated Budgeted All Facilities Controllable Costs for the applicable calendar year, plus the product of $10,000,000.00 US Dollars times the Applicable Cushion Amount US Index Factor; on account of the small number of Facilities and the small scale of the budgeted and actual Controllable Costs that were assumed in this example, such $10,000,000.00 amount would, if used in this example, make this example less useful as an illustrative tool, and, accordingly, solely for purposes of this example, such $10,000,000.00 US Dollars amount has been reduced to $1,500.00 US Dollars).

Under the aforesaid assumed facts, an Aggregate Expense Overage Amount equal to $478.34 Dollars would exist (the actual Controllable Costs at the Facilities, as translated in the case of Canadian Facilities A and B, would equal $21,716.21 US Dollars ($5,359.22 + $4,266.99 + $5,495.00 + $6,595.00 = $21,716.21); the Translated Budgeted All Facilities Controllable Costs would equal $19,737.87 US Dollars ($4,854.37 + $3,883.50 + $5,000.00 + $6,000.00 = $19,737.87); the Applicable Aggregate Limit would equal $21,237.87 US Dollars ($19,737.87 + ($1,500.00 x 1.0000) = $21,237.87); and the aforesaid actual Controllable Costs of $21,716.21 US Dollars would exceed the aforesaid Applicable Aggregate Limit of $21,237.87 US Dollars by such Aggregate Expense Overage Amount of $478.34 US Dollars), and the amount of the required Aggregate Expense Overage Cure payment would be determined as follows:

(i) the Total Facility Overage Payments Amounts equals $19.42 US Dollars (the Facility Expense Overage Cure payment of $20.00 Canadian Dollars relative to Canadian Facility A equals $19.42 US Dollars ($20.00 Canadian Dollars divided by 1.03 = $19.42 US Dollars)),

(ii) in the case of US Facility C, a Property Performance Cure payment, and no Facility Expense Overage Cure payment, was made with respect to such calendar year, and the Facility Performance Cure Amount relative to US Facility C equals $6.00 US Dollars (relative to the Property Performance Cure payment made relative to the month of June, 2012, pursuant to Section 3.2.1 hereof, one-half of such payment (i.e.,  1/2 of $12.00) is deemed to have been received at such US Facility C during 2012, and such Facility Performance Cure Amount of $6.00 US Dollars is also the Total Performance Cure Amount (no translation of the aforesaid Facility Performance Cure Amount relative to US Facility C into US Dollars is necessary, as such amount was initially calculated in US Dollars), and

(iii) the amount of the required Aggregate Expense Overage Cure payment equals $452.92 US Dollars (the Aggregate Expense Overage Amount of $478.34 US Dollars as described above minus the sum of the Total Facility Overage Payments Amount of $19.42 US Dollars referenced in subsection (i) above and the Total Performance Cure Amount of $6.00 US Dollars referenced in subsection (ii) above = $478.34 US Dollars - ($19.42 US Dollars + $6.00 US Dollars) = $452.92 US Dollars).

3.4.3. Former Facility-Controllable Costs Adjustment. In the event that a Facility ceases to be managed under a Management Agreement during a particular calendar year, the amount of the “Former Facility-Controllable Costs Adjustment” shall be determined, and such amount shall be determined as follows, in the case of any Facility located in Canada after first translating any amounts that are expressed in Canadian Dollars into US Dollars, using the Applicable Translation Rate: (i) the respective amounts of the actual and budgeted Controllable Costs for such Facility for the portion of such calendar year that preceded such cessation shall be determined in US Dollars (respectively, the “Former Facility Actual Controllable Costs” and the “Former Facility Budgeted Controllable Costs”), (ii) as of the commencement of such calendar year (i.e., before any reduction (or increase) of the Applicable Aggregate Limit on account of cessations (or commencements) of management occurring during such calendar year), the respective percentages of the Applicable Aggregate Limit as of such commencement that relate to (x) the Translated Budgeted All Facilities Controllable Costs (including any Facilities that ceased to be managed under a Management Agreement during such calendar year) and (y) the Applicable Cushion Amount as of such commencement shall be determined (the percentage for the component referenced in subsection (y), rounded to the nearest one-hundredth of a percent, is herein referred to as the “Component Percentage”), and (iii) the amount of the Former Facility-Controllable Costs Adjustment for such Facility shall be equal to (x) the amount by which the Former Facility Actual Controllable Costs for such Facility exceeds (y) the product of the Former Facility Budgeted Controllable Costs times the sum of one (1) plus the Component Percentage (expressed as a number (e.g., 5.55% would equal 0.0555)) (or, if the amount referenced in subsection (y) exceeds the amount referenced in subsection (x), the amount of the Former Facility-Controllable Costs Adjustment shall be a negative number equal to the amount of such excess of the subsection (y) amount over the subsection (x) amount).

3.5 Aggregate Cure Limit; Additional Limitations on Cures. Notwithstanding anything to the contrary contained in this Section 3, Manager shall not be permitted to cure any Property Performance Termination Right or Expense Termination Right that may arise, or to exercise or make any Property Performance Cure payment, Facility Expense Overage Cure payment and/or Aggregate Expense Overage Cure payment, as applicable, to cure such termination right, if:

(a) subject to Section 3.5(5) hereof, the number of Property Performance Termination Rights and/or Expense Termination Rights (inclusive of the aforesaid termination right in question and whether or not curable (in the case of Property Performance Termination Rights arising under Section 3.1 hereof) or cured and whether or not the applicable Management Agreements remain in effect (i.e. Property Performance Termination Rights and/or Facility Expense Termination Rights and/or Aggregate Expense Termination Rights that occurred with respect to a Facility while a Management Agreement was in effect relative to such Facility shall nevertheless count towards the aggregate limit referenced in this subsection (a) (such aggregate limit is herein referred to as the “Aggregate Cure Limit”) regardless of whether such Facility ceases to be managed under a Management Agreement)) that have occurred, in the aggregate, is equal to or greater than fifty (50); or

(b) during any consecutive sixty (60) month period, the sum of (i) the number of Management Agreements with respect to which a Manager Event of Default then exists plus (ii) the number of Management Agreements that have been terminated during such period on account of Manager Events of Default is ten (10) or more (which number shall not include terminations solely due to cross-default provisions resulting from being in a pool of mortgage loans, as opposed to a Manager Event of Default with respect to the applicable Facility; provided, however, that Manager pays any and all prepayment penalties, default interest and other lender fees, costs and expenses contemplated by the applicable loan documents and actually incurred by any Ventas SSL Party in connection with such terminations and with respect to the entire pool in connection with such terminations due to such cross-default provisions).

For purposes of the Aggregate Cure Limit and notwithstanding anything to the contrary contained in this Section 3, (1) subject to subsection (4) below, the occurrence of an Aggregate Expense Termination Right relative to a particular calendar year shall be counted, and treated, as if one (1) Expense Termination Right had occurred during such calendar year, (2) as to each Stabilized Facility, no more than a total of three (3) Property Performance Termination Rights relative to such Stabilized Facility, and, as to each Facility, subject to subsection (3) below, no more than a total of three (3) Facility Expense Termination Rights relative to such Facility, shall be counted towards the Aggregate Cure Limit, (3) if a Facility Expense Termination Right arises relative to a particular Facility for a particular calendar year, and, as provided in Section 3.3 hereof, it is determined that the amount referenced in Section 3.3(b) hereof exceeds the amount referenced in Section 3.3(a) hereof, so that no Facility Expense Overage Cure payment is required relative to such Facility for such calendar year, for purposes of the Aggregate Cure Limit and the limit on the number of Facility Expense Termination Rights relative to such Facility, no Facility Expense Termination Right shall be deemed to have arisen and no Expense Termination Right that is counted against the Aggregate Cure Limit shall be deemed to have occurred with respect to such Facility, (4) if an Aggregate Expense Termination Right arises relative to a particular calendar year and, as provided in Section 3.4(iii) hereof, it is determined that no Aggregate Expense Overage Cure payment is required relative to such calendar year, for purposes of the Aggregate Cure Limit, no Expense Termination Right that is counted against the Aggregate Cure Limit shall be deemed to have occurred, and (5) solely for purposes of the Aggregate Cure Limit, upon the occurrence, relative to a particular Facility, of (x) any Property Performance Termination Right under Section 3.1 hereof, (y) any uncured Property Performance Termination Right under Section 3.2 hereof or (z) any uncured Facility Expense Termination Right under Section 3.3 hereof, the first such Property Performance Termination Right or Facility Expense Termination Right shall be counted against the Aggregate Cure Limit as two (2) Property Performance Termination Rights or Expense Termination Rights, as the case may be (and no additional Property Performance Termination Right or Facility Expense Termination Right that may occur relative to such Facility shall be counted against the Aggregate Cure Limit).

3.5.1. Aggregate Cure Limit Example. For example relative to Section 3.5(a) above, assume that, at the beginning of calendar year 2013, there are three (3) Facilities in the aggregate under Management Agreements, that all of such Facilities are Stabilized Facilities located in the United States, that no Property Performance Termination Rights arose with respect to any of the Facilities during 2012 and that, during such calendar year 2013:

(a) at Facility A, (i) a Property Performance Termination Right arises, based on the required monthly testing, as of the end of months 1 and 12, (ii) the applicable Manager cures such termination rights by making Property Performance Cure payments, and (iii) at the end of month 12, the actual aggregate Controllable Costs at such Facility A for calendar year 2013 are compared to the budgeted aggregate Controllable Costs for such Facility A for calendar year 2013 and such actual costs do not exceed 110% of such budgeted costs, so no Facility Expense Termination Right arises under Section 3.3 hereof with respect to Facility A for such calendar year 2013;

(b) at Facility B, (i) a Property Performance Termination Right arises, based on the required monthly testing, as of the end of months 6 and 9, (ii) the applicable Manager cures such termination rights by making Property Performance Cure payments, (iii) a Property Performance Termination Right would have arisen with respect to Facility B in each of months 10 and 11 of such calendar year if not for the impact of the Property Performance Cure payments made by such Manager with respect to such months 6 and 9 upon the deemed revenues at such Facility B in some of the twelve months preceding the end of such months 10 and 11, and (iv) at the end of month 12, the actual aggregate Controllable Costs at such Facility B for calendar year 2013 are compared to the budgeted aggregate Controllable Costs for such Facility B for calendar year 2013 and such actual costs exceed 110% of such budgeted costs, so a Facility Expense Termination Right arises under Section 3.3 hereof with respect to Facility B for such calendar year 2013, and a Facility Expense Overage Cure payment is made by such Manager (due to the amount by which such actual costs exceeded such budgeted costs, it is determined that a Facility Expense Overage Cure payment is required, notwithstanding taking into account the effect of the Property Performance Cure payments made by such Manager with respect to months 6 and 9 on the calculation of whether a Facility Expense Overage Cure payment is required);

(c) at Facility C, (i) a Property Performance Termination Right arises, based on the required monthly testing, as of the end of months 4, 5 and 6, (ii) the applicable Manager does not cure such termination rights by making Property Performance Cure payments, and (iii) at the end of month 7, the Management Agreement relative to Facility C is terminated by the applicable Owner; and

(d) at the end of month 12, the sum of the actual aggregate Controllable Costs at Facilities A and B plus the Former Facility-Controllable Costs Adjustment relative to Facility C is calculated and such sum is determined to exceed the Applicable Aggregate Limit (after reducing the Applicable Aggregate Limit due to the cessation of management of Facility C), so that an Aggregate Expense Termination Right arises under Section 3.4 hereof with respect to such calendar year 2013, and an Aggregate Expense Overage Cure payment is made by Manager (due to the amount by which such sum exceeded such Applicable Aggregate Limit, it is determined that an Aggregate Expense Overage Cure payment is required, notwithstanding taking into account the effect of the Property Performance Cure payment made by the applicable Manager with respect to Facility A (because no Facility Expense Termination Right arose with respect to Facility A for such calendar year 2013), and the effect of the Facility Expense Overage Cure payment made by the applicable Manager with respect to Facility B, on the calculation of whether an Aggregate Expense Overage Cure payment is required).

In such example, a total of six (6) Property Performance Termination Rights and two (2) Expense Termination Rights would have occurred with respect to such calendar year 2013 (consisting of (w) relative to Facility A, two (2) Property Performance Termination Rights (the

Property Performance Termination Right relative to month 12 would not be proximate enough to the Property Performance Termination Right relative to month 1 to be grouped as provided in Section 3.2.2 hereof, so, for purposes of the Facility Cure Limit, two (2), not one (1), Property Performance Termination Rights would have occurred), (x) relative to Facility B, one (1) Property Performance Termination Right (due to the grouping provisions of Section 3.2.2 hereof) and one (1) Expense Termination Right (due to the occurrence of one (1) Facility Expense Termination Right), (y) relative to Facility C, three (3) Property Performance Termination Rights (the Property Performance Termination Rights relative to Facility C count as separate, not grouped, Property Performance Termination Rights because the applicable Manager did not cure each of such termination rights), and (z) one (1) additional Expense Termination Right (due to the occurrence of one (1) Aggregate Expense Termination Right relative to such calendar year)), and, for purposes of the Aggregate Cure Limit, pursuant to Sections 3.5(1) and 3.5(5) above, seven (7) Property Performance Termination Rights and/or Expense Termination Rights would be counted against the Aggregate Cure Limit (consisting of two (2) such termination rights relative to Facility A, two (2) such termination rights relative to Facility B, two (2) such termination rights relative to Facility C (pursuant to Section 3.5(5) above, the uncured Property Performance Termination Right relative to month 4 at Facility C would count as two (2) termination rights against the Aggregate Cure Limit and the Property Performance Termination Rights relative to months 5 and 6 at Facility C would not count against the Aggregate Cure Limit) and one (1) such termination right on account of the Aggregate Expense Termination Right relative to such calendar year).

3.5.2. Certain Provisions Regarding Pre-Stabilized Facilities and Certain Cure Limitations. In the case of any Pre-Stabilized Facility, the provisions of Section 3.5 hereof shall commence to apply thereto, and such Facility shall commence to be included in the determinations under such Section 3.5, as of the Expected Stabilization Date that is applicable to such Facility.

4.	Shared Expenses Credits-Back

Any credits-back to the Facilities (or reversal adjustments thereof) that are required to be made by the terms of this Section 4 with respect to any month shall be made prior to the making of any calculations or determinations that are required under Section 3 hereof. At the end of each month of each calendar year (including each December of each calendar year), Shared Expenses shall be allocated by Manager to each Facility in the manner described in the respective Management Agreements. At the end of each calendar month and after the aforesaid allocations of Shared Expenses to individual Facilities, the aggregate amount of the Shared Expenses for all Facilities for such calendar-year-to-date shall be determined (but, in the case of any such Shared Expenses allocated to Facilities located in Canada, with the amount of any such Shared Expenses first to be translated into US Dollars using the Applicable Translation Rate as of the date of such determination), and, if (a) such aggregate amount is greater than (b) the product of one and two-tenths percent (1.2%) (such percentage, as adjusted in accordance with Section 7.2.3(b) hereof, the “Shared Expenses Percentage”) times the Gross Revenues at all of the Facilities for such calendar year (determined after first translating into US Dollars the amount of any such Gross Revenues at Facilities located in Canada, using the Applicable Translation Rate as of the date of such determination), then the amount of any such excess, as determined through the end of a particular calendar month, shall be credited back to the Facilities, as a reduction (or reversal adjustment) in the Facility Expenses for such calendar month, and the amount of such credit through a particular calendar month shall be allocated among the Facilities in proportion to the respective amounts that, on a calendar-year-to-date basis, were budgeted for Shared Expenses at each Facility (but, for purposes of determining such proportionate shares, any such calendar-year-to-date budgeted amounts of Shared Expenses at Facilities located in Canada shall first be translated into US Dollars using the Applicable Translation Rate as of the end of such calendar month, and, once the respective amounts of the above-referenced excess that are to be credited back to individual Facilities have been determined, in the case of each Facility located in Canada, its proportionate share of the credit-back shall have been determined in US Dollars, so, in order to reflect such credit-back as a reduction, in the Applicable Local Currency, of the Facility Expenses for such Facility for such calendar month, the amount of such credit-back for each Facility located in Canada shall be translated from US Dollars into Canadian Dollars, using the Applicable Translation Rate as of the end of such calendar month). In the event that a Shared Expenses credit-back arises in one (1) or more months of a particular calendar year and, thereafter in the same calendar year, the product referenced in subsection (b) above for the calendar-year-to-date is greater than the aggregate amount referenced in subsection (a) above for the calendar-year-to-date, Shared Expenses credits-back relative to such calendar year shall be reversed (sometimes referred to, in Section 3.1.2 and elsewhere in this Agreement, as a “reversal adjustment thereof” or a “reversal adjustment”) in an amount (the “Reversal Amount”) equal to the lesser of (i) the amount of such excess or (ii) the net amount of the Shared Expenses credits-back relative to prior months of such calendar year (after taking into account the aggregate amount of any Reversal Amounts relative to prior months of such calendar year), and such Reversal Amount shall be treated as an increase in the Facility Expenses for such calendar month and be allocated among the individual Facilities using the same methodology as was used for allocating Shared Expenses credits-back among the individual Facilities as described above. For example, if, in month 1 of a particular calendar year, a Shared Expenses credit-back in the amount of $5.00 arises and if the product referenced in subsection (b) above for the calendar-year-to-date is greater than the aggregate amount referenced in subsection (a) above for the calendar-year-to-date by $3.00 in month 2, and by $4.00 in month 3, of such calendar year, for such month 2 there would be a Reversal Amount equal to $3.00 and for such month 3 there would be a Reversal Amount of $2.00 (representing the lesser of the subsection (i) above amount of $4.00 and the subsection (ii) above amount of $2.00 (the net amount of the prior-months Shared Expenses credits-back would equal $5.00 (month 1) - $3.00 (month 2) = $2.00)).

5.	Base Management Fee

5.1 Base Management Fee for 2010 and 2011. The Base Management Fee for each Stabilized Facility and Pre-Stabilized Facility, for calendar years 2010 and 2011, shall be equal to the respective amounts, in US Dollars or Canadian Dollars, as applicable, that are shown on Exhibit I attached hereto and made a part hereof for the period from January 1, 2010 through March 31, 2010, and shall be equal to three and one-half percent (3.5%) (in the case of the last nine (9) months of 2010), and three and three-quarters percent (3.75%) (in the case of 2011), of the Gross Revenues for such Stabilized or Pre-Stabilized Facility for the applicable period.

5.2 Base Management Fee from and after 2012 – Stabilized Facilities. Subject to Section 5.5 hereof, the Base Management Fee for each Stabilized Facility for calendar year 2012 and each subsequent calendar year shall be equal to the product of (a) the Gross Revenues for such Stabilized Facility for the calendar year in question (calculated in the Applicable Local Currency) times (b) a percentage (the “Applicable BMF Percentage”) for such calendar year equal to the greater of (i) five percent (5%) or (ii) the percentage equal to six percent (6%) less one-quarter of one percent (0.25%) for each one percent (1%) (or part thereof) by which the ANOI for all Stabilized Facilities for such calendar year (calculated, in the case of each Stabilized Facility located in the United States, after first translating the amount of such ANOI into Canadian Dollars, using the Applicable Facility Translation Rate that is applicable to such Stabilized Facility) is less than the BMFEANOI Amount for all Stabilized Facilities for such calendar year (calculated, in the case of each Stabilized Facility located in the United States, after first translating the amount of such BMFEANOI Amount into Canadian Dollars, using the Applicable Facility Translation Rate that is applicable to such Stabilized Facility) (for example, if the ANOI for all Stabilized Facilities for a particular calendar year is 99,750.00 Canadian Dollars and the BMFEANOI Amount for all Stabilized Facilities for such calendar year is 100,000.00 Canadian Dollars, the amount referenced in this subsection (ii) would equal five and three-quarters percent (5.75%) (99,750.00 Canadian Dollars is less than 100,000.00 Canadian Dollars by 250.00 Canadian Dollars, which, expressed as a percentage of such 100,000.00 Canadian Dollars (and rounded up to the nearest whole number, due to the “(or part thereof)” language above) is 1%, and the percentage in subsection (ii) accordingly equals 6% - (0.25% for each 1% or part thereof = 0.25% x 1 = 0.25%) = 5.75%, and, accordingly, in the case, for example, of a particular Stabilized Facility located in the United States that, for the calendar year in question, had Gross Revenues of 10,000.00 US Dollars, the Base Management Fee would equal 575.00 US Dollars and would be paid in US Dollars).

5.3 Base Management Fee – Estimated and Reconciling Payments – Stabilized Facilities. At the end of each January, February, April, May, July, August, October and November, commencing with January 2012, the Base Management Fee relative to each Stabilized Facility shall be determined and an estimated amount on account of the Base Management Fee for such Stabilized Facility shall be paid, in the Applicable Local Currency, in the manner described in the applicable Management Agreements, (a) based upon the Gross Revenues for such Stabilized Facility for such month (calculated in the Applicable Local Currency), (b) using as the estimated Applicable BMF Percentage for such month (i) the Applicable BMF Percentage for the preceding calendar year (in the case of any such estimated payment for a January or February) or (ii) the estimated Applicable BMF Percentage as of the end of the preceding calendar quarter (as determined below in this Section 5.3) (in the case of any such estimated payment for an April, May, July, August, October or November), and (c) subject to the adjustments described in this Section 5.3. At the end of each calendar quarter of each calendar year (commencing with the first quarter of 2012), (x) subject to Section 5.5 hereof, the Applicable BMF Percentage referenced in Section 5.2(b) above shall be estimated (or, in the case of any calendar year end calculation, determined) based upon the calendar-year-to-date ANOI and BMFEANOI Amount for all Stabilized Facilities (calculated, in each case for each Stabilized Facility located in the United States, after first translating the respective amounts of such calendar-year-to date ANOI and BMFEANOI Amount for each such Stabilized Facility into Canadian Dollars, using the Applicable Facility Translation Rate that is applicable to such Stabilized Facility), and (y) using such estimated (or, in the case of any calendar year calculation, determined) Applicable BMF Percentage, the Base Management Fee paid with respect to each Stabilized Facility shall be reconciled, by a payment, in the Applicable Local Currency, from the applicable Owner to Manager (which may be made through the retention by Manager of the appropriate amount from the Operating Account (as defined in the applicable Management Agreement) containing Gross Revenues of such Stabilized Facility) or by Manager to the applicable Owner, as applicable, of the amount necessary so that the calendar-year-to-date amount of the Base Management Fee paid with respect to such Stabilized Facility equals the product of the calendar-year-to-date Gross Revenues for such Stabilized Facility (calculated in the Applicable Local Currency) times the aforesaid estimated Applicable BMF Percentage (or final Applicable BMF Percentage, in the case of any calendar year end determination). Each such reconciling payment shall be made by the required payor by on or before the seventh (7th) day after the eighth (8th) Business Day of the month that follows the end of the applicable calendar quarter (or, in the case of any calendar quarter ending on December 31, by on or before the following January 31).

5.4 Base Management Fee – Pre-Stabilized Facilities. For calendar year 2012 and thereafter, a Base Management Fee shall be payable with respect to any Pre-Stabilized Facility for the period prior to the Expected Stabilization Date that is applicable to any such Pre-Stabilized Facility on the terms provided in the Management Agreement relating thereto.

5.5 Certain Provisions Regarding Base Management Fees Upon Expiration or Termination of a Management Agreement. In the case of any Management Agreement that expires or is terminated effective on any date other than December 31 (any such Management Agreement that expires or is terminated (but, as described below, not including any Management Agreement that is an Affected Management Agreement pursuant to the provisions of Section 7) effective on any date other than December 31 is herein referred to as a “Terminated Management Agreement”, and such effective date is herein referred to as the “Termination Effective Date”), the Base Management Fee calculations and payments referenced in this Section 5 for the calendar year that includes such Termination Effective Date shall be affected as described in this Section 5.5. With respect to the Facility to which any such expiration or termination relates (the “Terminated Facility”), (x) if such Termination Effective Date occurs during 2010 or 2011, the Manager of the Terminated Facility shall be paid an amount as the Base Management Fee for such Facility equal to the Gross Revenues of such Terminated Facility through the Termination Effective Date times the applicable Base Management Fee percentage set forth in Section 5.1 (i.e., 3.5% or 3.75%, as applicable) (after considering any payments to Manager as set forth in Section 5.3) or (y) if such Termination Effective Date occurs during, or after, 2012, the Base Management Fee with respect to such Terminated Facility shall be determined and an estimated amount on account of the Base Management Fee for such Terminated Facility shall be paid as provided in Section 5.3 of this Agreement and the Terminated Management Agreement for the period through the Termination Effective Date (in the case of an expiration or termination on a date other than at a month end, the estimated Applicable BMF Percentage for the last full month prior to such expiration or termination shall be used and applied to determine the Base Management Fee for such Terminated Facility for such partial month (subject to any reconciling payment as described below)). At the end of the calendar year that includes such Termination Effective Date, the ANOI relative to such Terminated Facility through the Termination Effective Date, and a prorated portion of the BMFEANOI Amount for such Terminated Facility through the Termination Effective Date, shall be included in the aggregations of ANOIs and BMFEANOI Amounts that are used to determine the Applicable BMF Percentage referenced in Section 5.2(b) hereof that is applicable for such calendar year (but, in the case of each Terminated Facility that is located in the United States, with such ANOI and BMFEANOI Amount relative to each such Terminated Facility first to be translated into Canadian Dollars using the Applicable Facility Translation Rate that is applicable to such Terminated Facility). Using the aforesaid Applicable BMF Percentage that is applicable for such calendar year, the Base Management Fee for such Terminated Facility for such calendar year through the Termination Effective Date shall be reconciled, by a payment, in the Applicable Local Currency, from the applicable Owner to Manager or by Manager to the applicable Owner, as applicable, of the amount necessary so that the calendar-year-through-the-Termination-Effective-Date amount of the Base Management Fee paid with respect to such Terminated Facility equals the product of the Gross Revenues at such Terminated Facility through the Termination Effective Date times the aforesaid Applicable BMF Percentage, and each such reconciling payment shall be made by the required payor by on or before the January 31 following the end of such calendar year. This Section 5.5 shall not apply in the case of a severance transaction of the nature described in Section 7 hereof, as in such a severance transaction the Affected Management Agreement (as defined in Section 7 hereof) is not terminated.

6.	Incentive Management Fee

6.1 Incentive Management Fee – Stabilized Facilities. There shall be no Incentive Management Fee due or payable with respect to any Stabilized Facility for 2010 or 2011. Commencing with 2012 but subject to Section 6.2 and Section 6.3 below, an Incentive Management Fee (the “Incentive Management Fee”) shall be due and payable with respect to the Stabilized Facilities as provided in this Section 6.1. At the end of each calendar year (commencing with 2012), after the reconciliations of Base Management Fees that are provided for in Section 5.3 hereof and subject to Section 6.3 below:

(i) as to each Stabilized Facility located in the United States, (x) the amounts of the Gross Revenues, the ANOI and the Incentive Fee Target for such calendar year and each such Stabilized Facility shall be translated into Canadian Dollars, using the Applicable Facility Translation Rate that is applicable to such Stabilized Facility, and (y) the Base Management Fee for such calendar year and each such Stabilized Facility shall be translated into Canadian Dollars, using the Applicable Translation Rate;

(ii) such translated amounts of Gross Revenues, ANOIs, Incentive Fee Targets and Base Management Fees paid for such US Stabilized Facilities shall be added to the respective amounts of the Gross Revenues, ANOIs, Incentive Fee Targets and Base Management Fees paid for such calendar year for Stabilized Facilities located in Canada;

(iii) fifteen percent (15%) of the amount, if any, by which the aggregated amount of such ANOIs, as determined in subsection (ii) above, exceeds the aggregated amount of such Incentive Fee Targets, as determined in subsection (ii) above, shall be determined (such amount, not less than zero, is herein referred to as the “15% Calculation”);

(iv) the amount, if any, by which seven percent (7%) of the aggregated amount of such Gross Revenues, as determined in subsection (ii) above, exceeds the aggregated amount of such Base Management Fees, as determined in subsection (ii) above, shall be determined (such amount, not less than zero, is herein referred to as the “7% Capped Calculation”; the lesser of the 15% Calculation and the 7% Capped Calculation is herein referred to as the “Translated Annual Incentive Management Fee”); and

(v) if the Translated Annual Incentive Management Fee is a positive number, such amount, which shall have been calculated in Canadian Dollars, shall be translated into US Dollars, using the Applicable Translation Rate as of the end of such calendar year, and Ventas SSL shall pay to Manager, as the Incentive Management Fee for such calendar year and in US Dollars, the amount of such Translated Annual Incentive Management Fee (as so translated into US Dollars), on or before the February 15 that follows the end of such calendar year.

6.2 Incentive Management Fee – Pre-Stabilized Facilities. No Incentive Management Fee shall be payable with respect to any Pre-Stabilized Facility during any period on or prior to the end of the calendar year during which the first (1st) anniversary of the Expected Stabilization Date occurs (or, if the Expected Stabilization Date occurs on a January 1, the end of the calendar year that includes the Expected Stabilization Date), and, solely for purposes of Section 6.1 hereof, during any such period relative to a particular Pre-Stabilized Facility, such Facility shall be treated as if it was not a Stabilized Facility, notwithstanding that the Expected Stabilization Date may have occurred with respect thereto.

6.3 Certain Provisions Regarding Incentive Management Fees Upon Expiration or Termination of a Management Agreement. In the case of any Terminated Management Agreement, the Incentive Management Fee calculations and payments referenced in this Section 6 for the calendar year that includes the Termination Effective Date that is applicable to such Terminated Management Agreement shall be affected as provided in this Section 6.3. When the amount, if any, of the Incentive Management Fee is calculated at the end of the calendar year that includes such Termination Effective Date, such calculation shall include therein, for purposes of the various calculations referenced in Section 6.1 hereof, the Gross Revenues and ANOI relative to the Terminated Facility to which such Terminated Management Agreement related through such Termination Effective Date, a prorated portion of the Incentive Fee Target for such Terminated Facility for such calendar year through such Termination Effective Date and the reconciled-amount of the Base Management Fee relative to such Terminated Facility through such Termination Effective Date (as calculated pursuant to Section 5.5 above), and, again for purposes of the aforesaid calculations, in the case of each Terminated Facility that is located in the United States, any Base Management Fees relating to such Terminated Facility that have been paid in US Dollars shall be translated into Canadian Dollars using the Applicable Translation Rate and any of the aforesaid other amounts relating to such Terminated Facility that have been determined or paid in US Dollars shall be translated into Canadian Dollars using the Applicable Facility Translation Rate that is applicable to such Terminated Facility. This Section 6.3 shall not apply in the case of a severance transaction of the nature described in Section 7 hereof, as in such a severance transaction the Affected Management Agreement (as defined in Section 7 hereof) is not terminated.

7.	Severance of Transferred Facility(ies)

7.1 Certain Definitions. For purposes of this Section 7:

(a) Any Facility that ceases to be controlled, directly or indirectly, by any Ventas SSL Party, whether by sale or otherwise, is herein referred to as a “Transferred Facility”;

(b) The Person that, upon the cessation of control by any Ventas SSL Party as described in subsection (a) above, owns the fee simple or leasehold interest in a Transferred Facility that has so ceased to be controlled by a Ventas SSL Party is herein referred to as the “Successor Owner/Lessee” (such Successor Owner/Lessee may be the same Person that was the owner of the aforesaid fee simple or leasehold interest if, for example, such Person is a limited liability company and the Ventas SSL Parties’ cessation of control resulted from their sale to an unrelated third party of 100% of the membership interests in such limited liability company);

(c) If the transaction that resulted in such cessation of control by any Ventas SSL Party also resulted in such a cessation of control relative to multiple Facilities, as to each of which the Successor Owner/Lessee is controlled, directly or indirectly, by the same Person, (i) such Facilities are herein referred to collectively as the “Transferred Facilities” and (ii) such Person is herein referred to as the “Successor Parent Owner/Lessee” (and such Successor Parent Owner/Lessee shall have the same rights and duties with respect to the Transferred Facility(ies) under the hereinafter described Severed Master Agreement as Ventas SSL has with respect to the Facilities under this Agreement, except as otherwise set forth herein);

(d) The Management Agreement relating to a Transferred Facility (or, if applicable, each of such Transferred Facilities) is herein referred to as the “Affected Management Agreement” and, if applicable, the Management Agreements relating to the Transferred Facilities are herein referred to collectively as the “Affected Management Agreements”; and

(e) The term “control” (including, with correlative meanings, the terms “controlling”, “controlled by”, and “under common control with”), as used in this Section 7 with respect to any Person, shall mean having the right to elect a majority of the board of directors or other comparable body responsible for the management and direction of a Person, or otherwise having, directly or indirectly, the power to direct or cause the direction of the management and policies of such Person, by contract or by ownership of voting securities.

7.2 Severance of Transferred Facility(ies). If any Facility(ies) ceases to be controlled, as described in Section 7.1 above, by any Ventas SSL Party and becomes a Transferred Facility(ies), the Affected Management Agreement(s) shall nevertheless continue in full force and effect between the applicable Manager and the applicable Successor Owner/Lessee, but the following provisions shall take effect upon any such cessation (the date of any such cessation relative to a particular Transferred Facility is herein referred to as the “Facility Cessation Date”):

7.2.1. Provisions Relative to this Agreement. The following provisions shall, without further action of the parties to this Agreement, take effect relative to this Agreement upon the Facility Cessation Date for a Transferred Facility(ies):

(a) The Transferred Facility(ies) shall, for all purposes of this Agreement, cease to be one of the “Facilities” under this Agreement and be treated as having “ceased to be managed under a Management Agreement” (so that, for example, upon the Facility Cessation Date for such Transferred Facility(ies), (i) the Applicable Aggregate Limit would be reduced as provided in the definition of such term and (ii) the Controllable Costs at the Transferred Facility(ies) would be excluded from the actual and budgeted Controllable Costs for the Facilities that continue to be governed by this Agreement (the Facilities that so continue to be governed by this Agreement are herein referred to as the “Continuing Facilities”) for purposes of, for example, calculations under Section 3.4 hereof (but subject to the inclusion of the Former Facility-Controllable Costs Adjustments relative to such Transferred Facility(ies), as described in Section 3.4 and Section 3.4.3 hereof);

(b) The Affected Management Agreement(s) shall, for all purposes of this Agreement, cease to be one of the “Management Agreements” under this Agreement;

(c) The provisions of Section 7.2.3 hereof shall be effective and apply with respect to the Continuing Facilities; and

(d) If, following any Facility Cessation Date, the number of Facilities that are subject to Management Agreements under this Agreement is ten (10) or fewer, the provisions of Section 3.4 of this Agreement shall no longer apply to such Facilities after such Facility Cessation Date, and such Section 3.4, and references thereto, shall be deemed deleted from this Agreement;

7.2.2. Provisions Relative to the Affected Management Agreement(s) and Transferred Facility(ies). The following provisions shall take effect relative to the Affected Management Agreement(s) and Transferred Facility(ies) upon the Facility Cessation Date for a Transferred Facility(ies):

(a) Contemporaneously with the Facility Cessation Date for such Transferred Facility(ies), Ventas SSL shall (i) notify SSLI of such Facility Cessation Date and provide a list of the Transferred Facilities severed from this Agreement on such Facility Cessation Date, (ii) cause the applicable Successor Owner/Lessee of each Transferred Facility to assume all obligations of the applicable “Owner” under the Affected Management Agreement relating to such Transferred Facility that arise from and after such Facility Cessation Date and (iii) cause the Successor Parent Owner/Lessee (or, if there is no such Successor Parent Owner/Lessee, the applicable Successor Owner(s)/Lessee(s)) to enter into a separate, new Master

Agreement (herein, the “Severed Master Agreement”) with the parties to this Agreement (exclusive of Ventas SSL) on the same terms as this Agreement, with the Successor Parent/Owner Lessee or Successor Owner(s)/Lessee(s), as applicable, having the same rights and obligations as Ventas SSL relative to the Transferred Facilities, except for the following changes and differences, any other changes or differences required to conform the Severed Master Agreement for the Successor Owner(s)/Lessee(s)’ identity and organization type and such other changes upon which SSLI and the Successor Parent Owner/Lessee (or, if applicable, Successor Owner(s)/Lessee(s)) may agree:

(i) References to the “Facilities” shall mean the Transferred Facility (or, if applicable, the Transferred Facilities);

(ii) References to the “Management Agreements” shall mean the Affected Management Agreement (or, if applicable, the Affected Management Agreements);

(iii) Subject to Section 7.2.3 hereof, references to the ANOI, ANOI Plus Applicable Previous Cure Payments, Expected ANOI, BMFEANOI Amount, Incentive Fee Target, Net Operating Income, Gross Revenues, Facility Expenses, Controllable Costs, Approved Budget and other monetary terms or items shall, insofar as such terms are used in this Agreement with respect to a particular Facility, mean and refer to the aforesaid terms or items, calculated or determined with reference, or as they relate, to only the Transferred Facility or Transferred Facilities, as applicable, so that the aforesaid terms or items shall, unless the context otherwise requires, carry over to the Severed Master Agreement, but without the inclusion therein of data or information from any Facility other than the Transferred Facility(ies);

(iv) Without limitation of subsection (vi) below relative to the Aggregate Cure Limit, insofar as Facility-level events occurring at the Transferred Facility(ies) prior to the applicable Facility Cessation Date would have had a Facility-level impact on such Transferred Facility(ies) and the parties to this Agreement if not for the occurrence of such Facility Cessation Date, such events shall, pursuant to the Severed Master Agreement, carry over and continue to impact such Transferred Facility(ies) and the parties to the Severed Master Agreement in the same manner after the Facility Cessation Date (for example, if, relative to a particular Transferred Facility and prior to the applicable Facility Cessation Date, Manager had (x) cured one (1) Property Performance Termination Right, (y) made a Property Performance Cure payment several months prior to the Facility Cessation Date, and (z) with respect to the calendar year that includes the Facility Cessation Date, received various calendar-year-to-date payments on account of the Base Management Fee, then, for purposes of the Severed Master Agreement, (1) such cure of a Property Performance Termination Right would count towards the no-more-than-three-(3)-times-per-Stabilized-Facility limit set forth in Section 3.2.2 of the Severed Master Agreement, (2) the additional revenue that, pursuant to Section 3.2.1 hereof, is deemed to have been received at such Transferred Facility on account of Manager’s Property Performance Cure payment and with respect to periods prior to the Facility Cessation Date would continue to be counted as and to the extent provided in Section 3.2.1 of the Severed Master Agreement with respect to Test Periods ending after the Facility Cessation Date but including periods prior to the Facility Cessation Date (for purposes of, for example, Section 3.2 of the Severed Master Agreement), and (3) when the amount of the Base Management Fee is calculated at the end of such calendar year under Section 5 of the Severed Master Agreement and relating to the Transferred Facility(ies), the amounts of the aforesaid calendar-year-to-date payments would be counted and reconciled at such year end, notwithstanding that such payments occurred prior to the Facility Cessation Date);

(v) The initial Applicable Aggregate Limit, and the initial Applicable Cushion Amount, under the Severed Master Agreement shall be equal to the respective amounts, expressed in US Dollars, by which the Applicable Aggregate Limit, and the Applicable Cushion Amount, under this Agreement were reduced as of the Facility Cessation Date, and, for purposes of Section 3.4 of the Severed Master Agreement, at the end of the calendar year that includes the Facility Cessation Date (and assuming that no Transferred Facility has, following the Facility Cessation Date, ceased to be managed under a Management Agreement for purposes of the Severed Master Agreement), the actual aggregate Controllable Costs for the Transferred Facility or the Transferred Facilities, as applicable, for such calendar year shall be compared to such initial Applicable Aggregate Limit (for purposes of such comparison, in each case after first translating into US Dollars the amount of any actual Controllable Costs relative to any Transferred Facility(ies) located in Canada, using the Applicable Translation Rate as of the end of such calendar year), in order to determine if an Aggregate Expense Termination Right has arisen under the Severed Master Agreement with respect to such calendar year;

(vi) The Aggregate Cure Limit shall not apply to the Transferred Facility(ies), and references to the Aggregate Cure Limit would be deleted from the Severed Master Agreement, but the limitations set forth in Section 3.5(b) of this Agreement shall also apply in the Severed Master Agreement;

(vii) If, following any Facility Cessation Date, the number of Facilities that are subject to Management Agreements under a Severed Master Agreement is ten (10) or fewer, the provisions of Section 3.4 shall not apply to the Transferred Facilities under such Severed Master Agreement, and the provisions and terms of Section 3.4, and references thereto, shall be deleted from such Severed Master Agreement;

(viii) The Severed Master Agreement shall apply only to the Transferred Facility(ies) and shall not, except as the parties to such Severed Master Agreement may otherwise agree in writing, apply to any other facilities that may at any time be owned or leased by any Successor Owner/Lessee or Successor Parent Owner/Lessee or any of their respective Affiliates and managed by any Manager or SSLI or any of their respective Affiliates (and, accordingly, for example, (x) the provisions of this Agreement relative to New Facilities and New Management Agreements would be omitted from the Severed Master Agreement, and (y) if each Transferred Facility is a Stabilized Facility as of the Facility Cessation Date and has been such a Stabilized Facility for, for example, three (3) years preceding the Facility Cessation Date, the provisions of this Agreement relative to Pre-Stabilized Facilities, and to Pre-Stabilized Facilities becoming Stabilized Facilities, would be omitted from the Severed Master Agreement);

(ix) If the Successor Owner(s)/Lessee(s) and/or the Successor Parent Owner/Lessee, if applicable, or any of their respective Affiliates is a real estate investment trust, Section 14 hereof shall be revised to provide to such Successor Owner(s)/Lessee(s) and the Successor Parent Owner/Lessee, if applicable, the same assurances and protections, in substance, as are provided to Ventas, Inc. and Ventas SSL and their Affiliates by Section 14; and

(x) The provisions of Section 7.2.3 hereof shall be effective and apply to the Transferred Facilities,

and SSLI shall cause the parties to this Agreement (exclusive of Ventas SSL) to enter into the Severed Master Agreement; and

(b) Each Affected Management Agreement shall be amended in the following respects (and Ventas SSL shall cause the Successor Owner/Lessee of each Transferred Facility, and SSLI shall cause the applicable Manager of each such Transferred Facility, to enter into an instrument implementing the aforesaid amendments that is in form and substance reasonably acceptable to Ventas SSL, the applicable Successor Owner/Lessee and the applicable Manager):

(i) References to the “Master Agreement” shall mean the Severed Master Agreement, as it shall thereafter be amended, supplemented, restated or replaced; and

(ii) Each Affected Management Agreement shall otherwise be amended as may be necessary or appropriate to conform such Affected Management Agreement for the applicable Successor Owner/Lessee’s identity and organization type or to incorporate any other changes thereto upon which Ventas SSL, the applicable Successor Owner/Lessee and the applicable Manager may agree.

7.2.3. Adjustment of BMFEANOI Amounts, Incentive Fee Targets and Shared Expenses Percentages.

(a) Effective upon the Facility Cessation Date for a Transferred Facility(ies), the BMFEANOI Amount and Incentive Fee Target of each Transferred Facility that is subject to the Severed Master Agreement created as of such Facility Cessation Date, and of each Continuing Facility, shall be adjusted as follows:

(i) In the case of any New Stabilized Facility or New Pre-Stabilized Facility (x) that is one of the Transferred Facilities or of the Continuing Facilities and (y) as to which the applicable New Stabilized/Pre-Stabilized Facility Period has not ended as of such Facility Cessation Date (herein, an “Unadjusted Facility”), there shall be no adjustment of its existing BMFEANOI Amount or existing Incentive Fee Target;

(ii) The BMFEANOI Amount of each such Transferred Facility (other than any Unadjusted Facility), expressed in the Applicable Local Currency for such Transferred Facility, shall be adjusted to equal the product (rounded to the nearest whole number) of (x) the BMF Transferred Facility Adjustment Factor related to such Facility Cessation Date, times (y) the BMFEANOI Amount of such Transferred Facility as of immediately prior to such Facility Cessation Date;

(iii) The BMFEANOI Amount of each Continuing Facility (other than any Unadjusted Facility), expressed in the Applicable Local Currency for such Continuing Facility, shall be adjusted to equal the product (rounded to the nearest whole number) of (x) the BMF Continuing Facility Adjustment Factor related to such Facility Cessation Date, times (y) the BMFEANOI Amount of such Continuing Facility as of immediately prior to such Facility Cessation Date;

(iv) The Incentive Fee Target of each such Transferred Facility (other than any Unadjusted Facility), expressed in the Applicable Local Currency for such Transferred Facility, shall be adjusted to equal the product (rounded to the nearest whole number) of (x) the IMF Transferred Facility Adjustment Factor related to such Facility Cessation Date, times (y) the Incentive Fee Target of such Transferred Facility as of immediately prior to such Facility Cessation Date; and

(v) The Incentive Fee Target of each Continuing Facility (other than any Unadjusted Facility), expressed in the Applicable Local Currency for such Continuing Facility, shall be adjusted to equal the product (rounded to the nearest whole number) of (x) the IMF Continuing Facility Adjustment Factor related to such Facility Cessation Date, times (y) the Incentive Fee Target of such Continuing Facility as of immediately prior to such Facility Cessation Date.

As used in this subsection (a), the following terms shall have the following meanings (and, in the case of each calculation referenced in the following definitions, any calculation relating to a Continuing Facility or Transferred Facility that is located in the United States shall be made after first translating the BMFEANOI Amount, Incentive Fee Target or ANOI, as applicable, relating thereto into Canadian Dollars, using the Applicable Facility Translation Rate that is applicable to such Continuing Facility or Transferred Facility):

“BMF Continuing Facility Adjustment Factor” related to a Facility Cessation Date shall mean the product (rounded to the nearest one hundredth (1/100)) of (x) the BMF/IMF Continuing Facility Percentage, times (y) the quotient (rounded to the nearest one hundredth (1/100)) of (A) the sum of the BMFEANOI Amounts, as of immediately prior to such Facility Cessation Date, for all Facilities that were subject to this Agreement as of such time (other than any Unadjusted Facility(ies)), divided by (B) the sum of the BMFEANOI Amounts, as of immediately prior to such Facility Cessation Date, for all Facilities that will be Continuing Facilities following such Facility Cessation Date (other than any Unadjusted Facility(ies)).

“BMF/IMF Continuing Facility Percentage” related to a Facility Cessation Date shall mean the quotient (expressed as a percentage and rounded to the nearest one hundredth (1/100) of a percent) of (x) the sum of the ANOIs for all Facilities that will be Continuing Facilities following such Facility Cessation Date (other than any Unadjusted Facility(ies)) for the Trailing Twelve Month Period, divided by (y) the sum of the ANOIs for all Facilities (other than any Unadjusted Facility(ies)) for the Trailing Twelve Month Period.

“BMF/IMF Transferred Facility Percentage” related to a Facility Cessation Date shall mean the quotient (expressed as a percentage and rounded to the nearest one hundredth (1/100) of a percent) of (x) the sum of the ANOIs for all Transferred Facilities (other than any Unadjusted Facility(ies)) for the Trailing Twelve Month Period, divided by (y) the sum of the ANOIs for all Facilities (other than any Unadjusted Facility(ies)) for the Trailing Twelve Month Period.

“BMF Transferred Facility Adjustment Factor” related to a Facility Cessation Date shall mean the product (rounded to the nearest one hundredth (1/100)) of (x) the BMF/IMF Transferred Facility Percentage, times (y) the quotient (rounded to the nearest one hundredth (1/100)) of (A) the sum of the BMFEANOI Amounts, as of immediately prior to such Facility Cessation Date, for all Facilities that were subject to this Agreement as of such time (other than any Unadjusted Facility(ies)), divided by (B) the sum of the BMFEANOI Amounts, as of immediately prior to such Facility Cessation Date, for all Transferred Facilities (other than any Unadjusted Facility(ies)).

“IMF Continuing Facility Adjustment Factor” related to a Facility Cessation Date shall mean the product (rounded to the nearest one hundredth (1/100)) of (x) the BMF Continuing Facility Percentage, times (y) the quotient (rounded to the nearest one hundredth (1/100)) of (A) the sum of the Incentive Fee Targets, as of immediately prior to such Facility Cessation Date, for all Facilities that were subject to this Agreement as of such time (other than any Unadjusted Facility(ies)), divided by (B) the sum of the Incentive Fee Targets, as of immediately prior to such Facility Cessation Date, for all Facilities that will be Continuing Facilities following such Facility Cessation Date (other than any Unadjusted Facility(ies)).

“IMF Transferred Facility Adjustment Factor” related to a Facility Cessation Date shall mean the product (rounded to the nearest one hundredth (1/100)) of (x) the BMF Transferred Facility Percentage, times (y) the quotient (rounded to the nearest one hundredth (1/100)) of (A) the sum of the Incentive Fee Targets, as of immediately prior to such Facility Cessation Date, for all Facilities that were subject to this Agreement as of such time (other than any Unadjusted Facility(ies)), divided by (B) the sum of the Incentive Fee Targets, as of immediately prior to such Facility Cessation Date, for all Transferred Facilities (other than any Unadjusted Facility(ies)).

“Trailing Twelve Month Period” shall mean the twelve (12) month period ending on the last day of the month preceding the Facility Cessation Date.

(b) Effective upon the Facility Cessation Date for a Transferred Facility(ies), the Shared Expenses Percentage for the Severed Master Agreement created as of such Facility Cessation Date, and for this Agreement, shall, instead of 1.20% or any other percentage previously determined to be the Shared Expenses Percentage in accordance with this subsection (b), be the percentage calculated as follows:

(i) The Shared Expenses Percentage for this Agreement shall be changed to equal the product (rounded to the nearest one hundredth (1/100) of a percent) of (x) the Shared Expenses Continuing Facilities Factor related to such Facility Cessation Date, times (y) the Shared Expenses Percentage under this Agreement as of immediately prior to such Facility Cessation Date; and

(ii) The Shared Expenses Percentage for such Severed Master Agreement shall be changed to equal the product (rounded to the nearest one hundredth (1/100) of a percent) of (x) the Shared Expenses Transferred Facilities Factor related to such Facility Cessation Date, times (y) the Shared Expenses Percentage under this Agreement as of immediately prior to such Facility Cessation Date; and

As used in this subsection (b), the following terms shall have the following meanings (and, in the case of each calculation referenced in the following definitions, any calculation relating to a Continuing Facility or Transferred Facility that is located in Canada shall be made after first translating the Shared Expenses, Gross Revenues or Shared Expenses credits-back, as applicable, relating thereto into US Dollars, using the Applicable Translation Rate as of such Facility Cessation Date):

“Applicable Period” related to a Facility Cessation Date shall mean the last full calendar year ended immediately prior to such Facility Cessation Date.

“All Facilities Actual Percentage” shall mean the quotient (expressed as a percentage and rounded to the nearest one hundredth (1/100) of a percent) of (x) the sum of the Shared Expenses for the Applicable Period for All Facilities that were subject to this Agreement immediately prior to such Facility Cessation Date, calculated without any reduction(s) thereof on account of Shared Expenses credits-back that were allocated to such Facilities for any month(s) of such Applicable Period pursuant to Section 4 of this Agreement, divided by (y) the sum of the Gross Revenues for all such Facilities during the Applicable Period.

“Continuing Facilities Actual Percentage” shall mean the quotient (expressed as a percentage and rounded to the nearest one hundredth (1/100) of a percent) of (x) the sum of the Shared Expenses for the Applicable Period for all Continuing Facilities, calculated without any reduction(s) thereof on account of Shared Expenses credits-back that were allocated to such Continuing Facilities for any month(s) of such Applicable Period pursuant to Section 4 of this Agreement, divided by (y) the sum of the Gross Revenues for all Continuing Facilities during the Applicable Period.

“Shared Expenses Continuing Facilities Factor” shall mean the quotient (rounded to the nearest one hundredth (1/00)) of (x) the Continuing Facilities Actual Percentage, divided by (y) the All Facilities Actual Percentage.

“Shared Expenses Transferred Facilities Factor” shall mean the quotient (rounded to the nearest one hundredth (1/00)) of (x) the Transferred Facilities Actual Percentage, divided by (y) the All Facilities Actual Percentage.

“Transferred Facilities Actual Percentage” shall mean the quotient (expressed as a percentage and rounded to the nearest one hundredth (1/100) of a percent) of (x) the sum of the Shared Expenses for the Applicable Period for all Transferred Facilities, calculated without any reduction(s) thereof on account of Shared Expenses credits-back that were allocated to such Transferred Facilities for any month(s) of such Applicable Period pursuant to Section 4 of this Agreement, divided by (y) the sum of the Gross Revenues for all Transferred Facilities during the Applicable Period.

(c) The adjustments and changes that are referenced in subsections (a) and (b) above shall be effective upon the applicable Facility Cessation Date, but shall also affect the Base Management Fee, the Incentive Management Fee and the Shared Expenses credits-back, under this Agreement and the Severed Master Agreement, prior to such Facility Cessation Date in the manner illustrated by, or stated in, the example below. To illustrate such affect, assume that (i) from January 1, 2013 through April 15, 2013, there were four (4) Stabilized Facilities under

Management Agreements and this Agreement (Facilities A, B, C and D, all located in Canada), (ii) on April 15, 2013, a Severed Master Agreement was entered into with respect to Facilities C and D, as Transferred Facilities, (iii) the Applicable BMF Percentage for 2012 was 5.50%, (iv) the estimated Applicable BMF Percentage for Facilities A, B, C and D as of March 31, 2013 was 5.75%, as calculated under the terms of this Agreement and using BMFEANOI Amounts that had not been adjusted due to the transaction that resulted in the aforesaid Severed Master Agreement, and (v) the Shared Expenses Percentage that was in effect prior to the Facility Cessation Date of April 15, 2013 was 1.2%, and, pursuant to subsection (b) above, on April 15, 2013, such Shared Expenses Percentage was changed to 1.30% relative to this Agreement and Facilities A and B and to 1.10% relative to the Severed Master Agreement and Facilities C and D. In such event:

(1) The estimated amounts of the Base Management Fee for each of Facilities A, B, C and D for each of January, 2013 and February, 2013 shall be based upon the Gross Revenues at such Facility and the 5.50% Applicable BMF Percentage for 2012, pursuant to the terms of Section 5.3(b)(i) of this Agreement;

(2) The estimated Applicable BMF Percentage that is to be used for purposes of calculating the estimated amounts of the Base Management Fee for each of Facilities A, B, C and D for the calendar-year-to-date through March 31, 2013 shall be based upon the calendar-year-to-date ANOIs and unadjusted BMFEANOI Amounts for Facilities A, B, C and D, and, using such percentage, the Base Management Fee for each of Facilities A, B, C and D shall be reconciled as provided in Section 5.3 of this Agreement through March 31, 2013 (by assumption, such Applicable BMF Percentage as of March 31, 2013 is equal to 5.75%);

(3) The estimated amounts of the Base Management Fee for each of Facilities A and B for each of April, 2013 and May, 2013 shall be based upon the Gross Revenues at such Facility and the 5.75% Applicable BMF Percentage as of March 31, 2013, pursuant to the terms of Section 5.3(b)(ii) of this Agreement (i.e., as provided in this subsection (3) and in subsection (4) below, the estimated Applicable BMF Percentage that is calculated under Section 5.3(b)(ii) of the Agreement as of the end of the calendar quarter that precedes the calendar quarter that includes the Facility Cessation Date (or, if the Facility Cessation Date occurs during the period from January 1 through March 30 of any year, is calculated under Section 5.3(b)(i) of this Agreement for the preceding calendar year) shall be used for the two (2) months that follow such preceding calendar quarter (or, if applicable, preceding calendar year) to calculate estimated Base Management Fees for such months under this Agreement and the Severed Master Agreement, notwithstanding that such estimated Applicable BMF Percentage was calculated using unadjusted BMFEANOI Amounts);

(4) The estimated amounts of the Base Management Fee for each of Facilities C and D for each of April, 2013 and May, 2013 shall be based upon the Gross Revenues at such Facility and the 5.75% Applicable BMF Percentage as of

March 31, 2013, pursuant to the terms of Section 5.3(b)(ii) of the Severed Master Agreement;

(5) At the end of June, 2013, the estimated Applicable BMF Percentage that is to be used for purposes of calculating the estimated amounts of the Base Management Fee for each of Facilities A and B for the calendar-year-to-date through June 30, 2013 shall be based upon the calendar-year-to-date ANOIs at Facilities A and B and the calendar-year-to-date adjusted BMFEANOI Amounts for Facilities A and B (if, for example, the unadjusted BMFEANOI Amounts for Facilities A and B equaled, respectively, $100,000.00 and $102,000.00, and the adjusted BMFEANOI Amounts for Facilities A and B equaled $103,000.00 and $105,060.00, the calendar-year-to-date amounts of the adjusted BMFEANOI Amounts for Facilities A and B would equal, respectively, $51,500.00 and $52,530.00 (i.e., in effect, as provided in this subsection (5) and in subsection (6) below, the adjusted BMFEANOI Amount is treated as applying during the partial calendar year that precedes the Facility Cessation Date for purposes of quarter-end (and year-end) calculations of the Applicable BMF Percentage under Section 5.3 of this Agreement that occur on or after the Facility Cessation Date));

(6) At the end of June, 2013, the estimated Applicable BMF Percentage that is to be used for purposes of calculating the estimated amounts of the Base Management Fee for each of Facilities C and D for the calendar-year-to-date through June 30, 2013 shall be based upon the calendar-year-to-date ANOIs at Facilities C and D and the calendar-year-to-date adjusted BMFEANOI Amounts for Facilities C and D (if, for example, the unadjusted BMFEANOI Amounts for Facilities C and D equaled, respectively, $100,000.00 and $102,000.00, and the adjusted BMFEANOI Amounts for Facilities C and D equaled $98,000.00 and $99,960.00, the calendar-year-to-date amounts of the adjusted BMFEANOI Amounts for Facilities C and D would equal, respectively, $49,000.00 and $49,980.00);

(7) When the Incentive Management Fee is calculated (x) at the end of 2013, (y) with respect to Facilities A and B and (z) under this Agreement, the references in Section 6.1 and Section 6.3 of this Agreement to the “Incentive Fee Targets” shall refer to the adjusted Incentive Fee Targets for Facilities A and B (i.e. in effect, as provided in this subsection (7) and in subsection (8) below, the adjusted Incentive Fee Targets are treated as applying during the partial calendar year that precedes the Facility Cessation Date for purposes of the year-end calculation of the Incentive Management Fee for 2013) (in the event that, for example, Facility A became a Terminated Facility during 2013, for purposes of Section 6.3 of this Agreement, references therein to the Incentive Fee Target for such Terminated Facility would refer to the unadjusted Incentive Fee Target (if the Termination Effective Date for Facility A preceded the Facility Cessation Date) and to the adjusted Incentive Fee Target (if the Termination Effective Date for Facility A was on or after the Facility Cessation Date));

(8) When the Incentive Management Fee is calculated (x) at the end of 2013, (y) with respect to Facilities C and D and (z) under the Severed Master

Agreement, the references in Section 6.1 and Section 6.3 of the Severed Master Agreement to the “Incentive Fee Targets” shall refer to the adjusted Incentive Fee Targets for Facilities C and D;

(9) For each of January, February and March of 2013, the calendar-year-to-date determinations relating to Shared Expenses at Facilities A, B, C and D that are described in Section 4 of this Agreement shall be made using the unadjusted Shared Expenses Percentage of 1.2%;

(10) For April and each subsequent month of 2013, the calendar-year-to-date determinations relating to Shared Expenses at Facilities A and B that are described in Section 4 of this Agreement shall be made using 1.30% as the Shared Expenses Percentage for such month, and all preceding months of 2013, and, if any Shared Expenses credit-back is required for a particular month that includes, or is after, the Facility Cessation Date, such credit-back shall reduce the Facility Expenses for such month (e.g., if a Shared Expenses credit-back is required under this Agreement for April, 2013, none of such Shared Expenses credit-back shall be treated as affecting the Facility Expenses at Facilities A and B for any prior month of such calendar year (including months prior to the month that includes the Facility Cessation Date)); and

(11) For April and each subsequent month of 2013, the calendar-year-to-date determinations relating to Shared Expenses at Facilities C and D that are described in Section 4 of the Severed Master Agreement shall be made using 1.10% as the Shared Expenses Percentage for such month, and all preceding months of 2013, and, if any Shared Expenses credit-back is required for a particular month that includes, or is after, the Facility Cessation Date, such credit-back shall reduce the Facility Expenses for such month (e.g., if a Shared Expenses credit-back is required under the Severed Master Agreement for April, 2013, none of such Shared Expenses credit-back shall be treated as affecting the Facility Expenses at Facilities C and D for any prior month of such calendar year (including months prior to the month that includes the Facility Cessation Date)).

7.2.4. Transition. Relative to any Transferred Facility, Manager shall be compensated for its services relative to such Transferred Facility by the applicable Ventas SSL Party that was the Owner under the Affected Management Agreement only through the applicable Facility Cessation Date, and Manager shall thereafter look to the applicable Successor Owner/Lessee for such compensation and performance of the obligations of such Owner that relate to such Transferred Facility and arise after the applicable Facility Cessation Date (and Ventas SSL and such Owner (unless such Owner is the Successor Owner/Lessee) shall be released from liability for any such post-Facility Cessation Date compensation or performance). Further, in the event this Section 7 becomes applicable to any Transferred Facility(ies), each of Ventas SSL, Manager and SSLI shall fully cooperate with one another and with the applicable Successor Owner(s)/Lessee(s) and, if applicable, the Successor Parent Owner/Lessee to ensure a smooth transition of ownership relative to the affected Transferred Facility(ies). Manager’s and SSLI’s cooperation activities shall include, without limitation:

(a) cooperating in connection with complying with any Legal Requirements that may be applicable to the transfer of the applicable Transferred Facility(ies) to the Successor Owner(s)/Lessee(s), including transferring any license and/or certificate (or obtaining a new license and/or certificate, if necessary) required in connection with the operation of the applicable Transferred Facility(ies), but Manager and SSLI shall not be required to incur any monetary expenditures in connection therewith (unless the applicable Ventas SSL Party or the applicable Successor Owner/Lessee agrees to reimburse Manager or SSLI, as applicable, for the same); and

(b) providing such estoppel certificates relative to this Agreement (and the Management Agreements thereunder) and the Severed Master Agreement (and the Affected Management Agreement(s) thereunder) and/or additional instruments as Ventas SSL or any other Ventas SSL Party, the Successor Owner(s)/Lessee(s) and/or the Successor Parent Owner/Lessee may reasonably request to fully effectuate the severance of the Transferred Facility(ies) and Affected Management Agreement(s) that is described in, and/or the provisions and intent of, this Section 7.

In connection with any such transition, Manager shall deliver to the applicable Ventas SSL Party as soon as reasonably possible, but not later than ninety (90) days after the Facility Cessation Date, a final accounting, reflecting the balance of income and expenses of the applicable Transferred Facility(ies) as of the applicable Facility Cessation Date, and any balance of monies of the applicable Ventas SSL Party that is held by Manager with respect to the applicable Transferred Facility(ies).

7.3 Certain Provisions Regarding Transfer. Notwithstanding anything to the contrary in this Agreement, Ventas SSL agrees that Paragraph 7 of the January 14, 2007 Letter Agreement is applicable to any transfers of a Facility by Ventas SSL, and further agrees, and each Severed Master Agreement shall provide, that any Transferred Facility may be transferred only in compliance with the provisions of Paragraph 7 of the January 14, 2007 Letter Agreement, which Paragraph 7 Ventas SSL acknowledges and agrees is applicable and is in full force and effect as of the Agreement Date notwithstanding the sale of the Seller Interests pursuant to the Purchase and Sale Agreement.

8.	Representations of US Manager and CAN Manager (Internal Controls)

8.1 Manager will at all times maintain appropriate and proper accounting systems, books of account and records on a Facility-by-Facility, and all Facilities, basis and relating to all transactions entered into in the performance of its obligations under the Management Agreements and this Agreement. Manager will maintain appropriate internal controls over financial reporting in connection with its duties, obligations and services provided under the Management Agreements and this Agreement and, at the request of any Owner, will provide appropriate documentation with respect to the nature of, and existence, of such internal controls over financial reporting. Without in any way limiting the foregoing, Manager will also maintain, on a Facility-by-Facility basis, and a portfolio-wide basis, appropriate business interruption and disaster recovery controls, procedures and systems. Each Owner will have the right, at such Owner’s expense and through any agents or employees designated by such Owner or by any independent public accountants or chartered accountants designated by such Owner, at reasonable times to inspect the Facilities and the books and records maintained by Manager or to cause an inspection to be made and to make copies of or extracts from the books of account and records or to perform such investigations or procedures relative to Manager’s internal controls over financial reporting as such Owner reasonably deems appropriate. In addition, Manager will provide promptly to the Owners copies of any electronic and computer records and disks that may be reasonably requested by any Owner from time to time. Manager will, in addition to the applicable Approved Budget and accounting information specified in the Management Agreements or this Agreement, supply, at any Owner’s request, such Owner with such additional information reasonably required by such Owner, at such Owner’s expense. Manager agrees that, as and when required by any Owner in order to permit it and its management to comply with Legal Requirements, Manager will, to the extent reasonably required, cooperate with, and assist, any Owner in respect of the foregoing. In that regard, Manager will supply, on request, such written representations by Manager to the best of its knowledge and belief as such Owner may reasonably request in connection with Manager’s internal controls over financial reporting on a portfolio-wide basis, including (a) the absence of significant deficiencies or material weaknesses in the design or operation of such internal controls over financial reporting which are reasonably likely to adversely affect Manager’s ability to record, process, summarize and report information to such Owner as required by such Owner for such Owner’s own internal controls over financial reporting; (b) the absence of material changes to, or violations of, Manager’s internal controls over financial reporting; and (c) the absence of any fraud, whether or not material, that involves management or any employees of Manager who have a significant role in Manager’s internal controls over financial reporting. At any time should Manager become aware of items described in (a), (b) and (c) above, Manager will notify the applicable Owner immediately. All books, records, reports or other papers maintained by Manager in connection with its duties, obligations and services provided under this Agreement or the Management Agreements will be maintained by Manager, and shall not be destroyed, within six (6) years of the making thereof without the prior written approval of the Owners. It is acknowledged and agreed that the requests, reports and representations referenced above, if requested by Ventas SSL, will be provided to Ventas SSL, at Ventas SSL’s expense.

8.2 If any of the reports required by this Section 8 are not furnished on a timely basis, and Manager does not provide the same within ten (10) Business Days after notice from Owner thereof, Owner shall have the right, at Manager’s expense, to cause the books and records of Manager relating to the affected Facility(ies) to be audited; provided, however, that the foregoing right shall be in addition to, and not in lieu of, any other right or remedy available to Owner under this Agreement or the Management Agreements. Manager shall promptly correct all accounting method deficiencies and errors disclosed by Owner’s audits and shall timely inform Owner of all corrective actions taken. Except as set forth above, Owner’s audit shall be at Owner’s expense unless an error on the part of Manager or its accountant is discovered which affects Owner adversely and is equal to or greater than five percent (5%) of the greater of gross Facility Expenses or Gross Revenues for the most recent twelve (12) month period, in which case Manager shall bear the reasonable cost of the audit.

8.3 Each Manager and SSLI hereby covenants and agrees to provide reasonable co-operation and assistance to Ventas SSL and its Affiliates in order to enable them to prepare their respective or consolidated financial statements and other financial reports in accordance with GAAP.

9.	Representations and Warranties of US Manager

9.1 US Manager is a corporation, duly organized and validly existing under the laws of the Commonwealth of Virginia, and, to the extent necessary, duly qualified to do business in each of the states in which a Facility is located, with the full power and authority and legal right to carry on its business in the manner and in the locations in which such business has been and is now being conducted by it, to execute and deliver this Agreement and each Management Agreement to which it is a party and to perform its obligations hereunder and thereunder.

9.2 No consent of any third party is required as a condition to the entering into of this Agreement by US Manager and each Management Agreement to which it is a party other than such consent as has been previously obtained.

9.3 US Manager has authorized the execution and delivery of this Agreement and each Management Agreement to which it is a party and each of this Agreement and each Management Agreement to which it is a party constitutes the valid and binding obligation and agreement of US Manager, enforceable in accordance with its terms (subject to the effect of bankruptcy, insolvency or creditor’s rights generally, and to limitations imposed by general principles of equity).

9.4 Neither the execution and delivery of this Agreement and each Management Agreement to which it is a party, nor compliance with the terms and provisions hereof or thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any Facility or the assets of US Manager pursuant to the terms of, any indenture, mortgage, deed of trust, note, evidence of indebtedness, agreement or other instrument to which US Manager or any Affiliate thereof may be party or by which it or they or any of its or their properties or assets may be bound, or violate any provision of law, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

9.5 No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with the execution, delivery and performance by US Manager of this Agreement or any Management Agreement to which it is a party or the taking of any action hereby or thereby contemplated, which has not been obtained.

10.	Representations and Warranties of CAN Manager

10.1 CAN Manager is a corporation, duly organized and validly existing under the laws of the Province of New Brunswick and, to the extent necessary, duly qualified to do business in each of the jurisdictions in which a Facility is located, with the full power and authority and legal right to carry on its business in the manner and in the locations in which such business has been and is now being conducted by it, to execute and deliver this Agreement and each Management Agreement to which it is a party and to perform its obligations hereunder and thereunder.

10.2 No consent of any third party is required as a condition to the entering into of this Agreement by CAN Manager and each Management Agreement to which it is a party other than such consent as has been previously obtained.

10.3 CAN Manager has authorized the execution and delivery of this Agreement and each Management Agreement to which it is a party and each of this Agreement and each Management Agreement to which it is a party constitutes the valid and binding obligation and agreement of CAN Manager, enforceable in accordance with its terms (subject to the effect of bankruptcy, insolvency or creditor’s rights generally, and to limitations imposed by general principles of equity).

10.4 Neither the execution and delivery of this Agreement or any Management Agreement to which it is a party, nor compliance with the terms and provisions hereof or thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any Facility or the assets of CAN Manager pursuant to the terms of, any indenture, mortgage, deed of trust, note, evidence of indebtedness, agreement or other instrument to which CAN Manager or any Affiliate thereof may be party or by which it or they or any of its or their properties or assets may be bound, or violate any provision of law, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

10.5 No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with the execution, delivery and performance by CAN Manager of this Agreement or any Management Agreement to which it is a party or the taking of any action hereby or thereby contemplated, which has not been obtained.

11.	Representations and Warranties of SSLI

11.1 SSLI is a corporation duly organized and validly existing under the laws of the State of Delaware, with full power and authority and legal right to carry on its business in the manner and in the locations in which such business has been and is now being conducted by it, to execute and deliver this Agreement and to perform its obligations hereunder.

11.2 No consent of any third party is required as a condition to the entering into of this Agreement by SSLI other than such consent as has been previously obtained.

11.3 SSLI has authorized the execution and delivery of this Agreement and this Agreement constitutes the valid and binding obligation and agreement of SSLI, enforceable in accordance with its terms (subject to the effect of bankruptcy, insolvency or creditor’s rights generally, and to limitations imposed by general principals of equity).

11.4 Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the property or assets of SSLI pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness, agreement or other instrument to which SSLI or any Affiliate thereof may be party or by which it or they or any of its or their properties or assets may be bound, or violate any provision of law, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

11.5 No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with the execution, delivery and performance by SSLI of this Agreement or the taking of any action hereby contemplated, which has not been obtained.

12.	Representations and Warranties of Ventas SSL

12.1 Ventas SSL is a corporation duly organized and validly existing under the laws of the State of Delaware, with full power and authority and legal right to carry on its business in the manner and in the locations in which such business has been and is now being conducted by it, to execute and deliver this Agreement and to perform its obligations hereunder.

12.2 No consent of any third party is required as a condition to the entering into of this Agreement by Ventas SSL other than such consent as has been previously obtained.

12.3 Ventas SSL has authorized the execution and delivery of this Agreement and this Agreement constitutes the valid and binding obligation and agreement of Ventas SSL, enforceable in accordance with its terms (subject to the effect of bankruptcy, insolvency or creditor’s rights generally, and to limitations imposed by general principals of equity).

12.4 Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the property or assets of Ventas SSL pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness, agreement or other instrument to which Ventas SSL or any Affiliate thereof may be party or by which it or they or any of its or their properties or assets may be bound, or violate any provision of law, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

12.5 No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with the execution, delivery and performance by Ventas SSL of this Agreement or the taking of any action hereby contemplated, which has not been obtained.

13.	Miscellaneous

13.1 Notices. Any and all notices, demands, consents, approvals, offers, elections, reports, designations or information, responses and other communications required or permitted under this Agreement (collectively, “notices”) shall be governed by the notice provisions set forth in the Management Agreements; provided, however, that all such notices shall be in writing and be addressed:

If to US Manager or CAN Manager, to:

Sunrise Senior Living Management, Inc. or Sunrise North Senior Living Ltd., as applicable

c/o Sunrise Senior Living Management, Inc.

7900 Westpark Drive, Suite T-900

McLean, Virginia 22102

Attention: General Counsel

Telecopier: (703) 744-1628

with a copy to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 20001

Attention:  Paul M. Reinstein, Esq.

                   Richard A. Steinwurtzel, Esq.

Telecopier: (212) 859-4000

If to SSLI, to:

Sunrise Senior Living, Inc.

7900 Westpark Drive, Suite T-900

McLean, Virginia 22102

Attention: General Counsel

Telecopier: (703) 744-1628

with a copy to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 20001

Attention:  Paul M. Reinstein, Esq.

                   Richard A. Steinwurtzel, Esq.

Telecopier: (212) 859-4000

If to any Ventas SSL Party, to:

c/o Ventas Realty, Limited Partnership

111 South Wacker Drive

Suite 4800

Chicago, Illinois 60606

Attn: Asset Manager

Telecopier: (312) 660-3850

with a copy to:

c/o Ventas, Inc.

10350 Ormsby Park Place, Suite 300

Louisville, Kentucky 40223

Attention: General Counsel

Telecopier: (502) 357-9001

with a copy to:

Barack Ferrazzano Kirschbaum & Nagelberg LLP

200 West Madison Street, Suite 3900

Chicago, Illinois 60606

Attention: Douglas W. Anderson, Esq.

Telecopier: (312) 984-3150

or to such other address and to the attention of such other person as any party may from time to time designate in writing to the other non-affiliated parties hereto. Refusal to accept delivery shall constitute receipt. Whenever under this Agreement a notice is required to be delivered, or an action is required to be taken, on a day which is not a Business Day or is required to be delivered, or an action is required to be taken, not later than a specific day which is not a Business Day, the day of required delivery or required action shall automatically be extended to the next Business Day; provided, however, that the provisions of this sentence shall not apply insofar as they conflict with the proviso (relating to limited grace periods under Section 14.1(a)(v) of the Management Agreements) contained in Section 18.8 of the Management Agreements. Any receipt of notice after the recipient’s normal business hours shall be deemed to have been received on the next Business Day.

13.2 Amendments. No modifications, changes, amendments or additions to this Agreement shall be recognized or enforceable unless and until made in writing and signed by the parties hereto. The parties to this Agreement acknowledge and agree that (a) “REIT”, “Canadian LP”, “Aurora LP”, “UPREIT” and “US Co” (as such terms are defined in the Existing Master Agreement), who were parties to the Existing Master Agreement, have either been dissolved or no longer hold interests in the Facilities that necessitate their joining in this Agreement amending and restating the Existing Master Agreement and (b) this Agreement is binding on the parties hereto, notwithstanding the removal of such former parties from this Agreement.

13.3 Interpretation. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to the principles of conflicts of law. Any dispute arising in connection with this Agreement shall be resolved in a court of competent jurisdiction, and each party hereby submits to the jurisdiction of that court. Each party hereby waives its right to trial by jury in connection with any dispute between any of the parties to this Agreement arising out of this Agreement or the rights or obligations of the parties hereunder. The titles of the Articles and Sections in this Agreement are for convenience only and shall not be considered in construing this Agreement. Pronouns used herein shall be construed to refer to the masculine, feminine, neuter, singular and plural as the identity of the individual or entity referred to may require. No provision of this Agreement shall be interpreted as bestowing any rights whatsoever upon any third party. A cross reference to another section shall be deemed to be to such section of this Agreement, unless explicitly stated otherwise. Unless the context otherwise requires, reference herein to a particular Section shall refer also to the subsections of such Section (e.g., a reference to Section 3 shall refer also to Sections 3.1, 3.1.1, 3.1.2, 3.2, etc., and a reference to Section 3.1 shall refer also to Sections 3.1.1 and 3.1.2).

13.4 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original.

13.5 Severability. If any provision of this Agreement is determined to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, to achieve the intent of the parties. In any event, all other provisions shall be deemed valid and enforceable to the greatest possible extent.

13.6 Binding on Successors; Assignment. The rights and obligations of the parties under this Agreement shall bind their respective successors and assigns and shall inure to the benefit of their successors and permitted assigns. This Agreement may not be assigned by SSLI or any Manager. Ventas SSL may assign, and any assignee of this Agreement may assign, its rights under this Agreement only in compliance with the provisions of Paragraph 7 of the January 14, 2007 Letter Agreement, which Paragraph 7 Ventas SSL acknowledges and agrees is applicable and is in full force and effect as of the Agreement Date notwithstanding the sale of the Seller Interests pursuant to the Purchase and Sale Agreement.

13.7 Confidentiality. The provisions as to confidentiality in the Management Agreements shall apply to the parties hereto as if such provisions were expressly set forth herein.

13.8 Time is of the Essence. Time is of the essence with respect to all time or notice deadlines set forth herein; provided, however, this provision shall not affect the rights of any defaulting party hereunder to cure such default within the time periods (if any) explicitly set forth herein, if and as so permitted pursuant to the terms of this Agreement.

13.9 Taxes. All payments hereunder or under any Management Agreement shall be made subject to any withholding required by applicable law and shall be exclusive of tax payable under Part IX of the Excise Tax Act (Canada), if applicable.

14.	REIT Compliance

Each of SSLI, US Manager and CAN Manager hereby agrees, for itself and its Affiliates, to comply with the provisions of this Section 14 (the “REIT Compliance Requirements”) as follows:

(a) It shall, at any time and from time to time, cooperate, and cause its Affiliates to cooperate, with Ventas SSL, Ventas, Inc. and their respective Affiliates to effectuate structural changes in the arrangements between (i) SSLI, US Manager and CAN Manager and their respective Affiliates and (ii) Ventas SSL, Ventas, Inc. and their respective Affiliates that address the United States real estate investment trust (“REIT”) tax concerns of Ventas, Inc. and its Affiliates, provided that SSLI, US Manager and CAN Manager shall not be required to take any action under this subsection (a) if such action would have an adverse impact on the aggregate amount of, or the manner in which SSLI and its Affiliates would be required to account for, the Management Fees unless Ventas SSL agrees to bear the cost of such impact. For example, if requested by Ventas SSL, SSLI, US Manager and CAN Manager shall cooperate with Ventas SSL, Ventas, Inc. and their respective Affiliates to modify the Existing Ventas/Sunrise Agreements (as defined in Section 18.2 below), this Agreement and/or the Restated Management Agreements in order for Ventas, Inc. and its Affiliates to comply with the requirements of the Code applicable to a REIT and taxable REIT subsidiaries, as applicable, including to accommodate (x) Ventas, Inc. or its Affiliates leasing one or more of the properties that were acquired from Sunrise Senior Living Real Estate Investment Trust to a third party lessee (reasonably acceptable to SSLI in terms of its ability to obtain any required regulatory license) who would be the counterparty to a Management Agreement(s) and (y) Ventas, Inc. or its Affiliates subsequently unwinding such third party leases and directly or indirectly entering into Management Agreement(s) with Manager on the same terms as the Management Agreement(s) with such third party lessee(s)/counterparty(ies). In the case of (x) above, Ventas, Inc. or an appropriate subsidiary will also agree to replace any lessee whose conduct would permit the Manager to terminate the Management Agreement for the leased Facility or whose tenancy is otherwise terminated by lessee or Ventas, Inc. or its Affiliate so that the Manager’s rights under the Management Agreement would be unaffected by the existence of the lease structure. Also in the case of (x) above, Ventas, Inc. or an appropriate subsidiary will guarantee the obligations of the lessee under the Management Agreement to the maximum extent consistent with the REIT status of Ventas, Inc., in the reasonable opinion of Ventas, Inc. Furthermore, Ventas SSL agrees to make SSLI whole for (1) any third party costs incurred by SSLI or the Facilities, and (2) any one time or recurring charges assessed against SSLI or the Facilities (e.g., real property transfer tax), in either case in connection with the implementation or unwinding of any structural changes made to accommodate the US REIT tax concerns of Ventas, Inc. Without limiting the generality of the foregoing:

(A) SSLI shall advise Ventas SSL and Ventas, Inc. as promptly as practicable (but in any event prior to doing so) if SSLI enters into an agreement to acquire or be acquired or is acquired (in each case by any form of Transfer, as defined in the JV Agreements, as in effect immediately prior to the Agreement Date (and the term “JV Agreements” shall have the same meaning in this Section 14 as it has in Paragraph 6 of the January 14, 2007 Letter Agreement, as in effect immediately prior to the Agreement Date)) by any tenant of Ventas, Inc. or its Affiliates that is named in Exhibit E attached hereto and made a part hereof (as such Exhibit E may be supplemented by Ventas SSL or Ventas, Inc. from time to time by notice to SSLI) or by Affiliates of any such tenant;

(B) SSLI shall reasonably cooperate and provide to Ventas, Inc. and its Affiliates such other information with regard to properties managed by SSLI, US Manager or CAN Manager or their Affiliates that are owned in whole or in part by Ventas, Inc. or its Affiliates or related matters as Ventas SSL or Ventas, Inc. may reasonably request from time to time in connection with the verification or protection of Ventas, Inc.’s qualification as a REIT under the Code;

(C) without limitation of subsection (c) below, SSLI shall use its reasonable best efforts to qualify and maintain qualification as an “eligible independent contractor” under Section 856(d)(9) of the Code; and

(D) if requested by Ventas SSL or Ventas, Inc., SSLI shall cooperate reasonably with Ventas, Inc. and its Affiliates and shall exercise reasonable efforts to try to find solutions or “workarounds” to any issues that any of the foregoing matters disclosed to Ventas SSL, Ventas, Inc. and their respective Affiliates or any other matters might create in respect of the REIT qualification of Ventas, Inc. and its Affiliates.

(b) Each of US Manager and CAN Manager shall be (i) either (x) an entity that is treated as a “corporation” under Treasury Regulation Section 301.7701-2 or (y) an entity that is treated as a “disregarded entity” under Treasury Regulation Section 301.7701-3 that is wholly owned by another entity that is treated as a “corporation” under Treasury Regulation Section 301.7701-2 (in which case references to the “Manager” or “US Manager” or “CAN Manager”, for purposes of this Section 14, shall include the “corporation” that is considered for United States federal income tax purposes to own the assets and conduct the activities of the Manager, US Manager or CAN Manager, as applicable), and (ii) maintained so that it will be respected as a separate operating corporation for United States federal income tax purposes.

(c) Each of US Manager and CAN Manager shall be maintained to qualify as an eligible independent contractor under Section 856(d)(9) of the Code, and no Manager or any Person that is a direct or indirect and wholly or partially owned subsidiary of any Manager shall at any time: (i) lease any assets from Ventas, Inc. or any of its Affiliates, or (ii) borrow, directly or indirectly, as primary obligor, surety or otherwise, money from Ventas, Inc. or any of its Affiliates. For purposes of clarity, Ventas SSL agrees, for itself and Ventas, Inc., that, for purposes of determining whether a Manager shall be considered for the purposes hereof to be maintained to qualify as an eligible independent contractor under Section 856(d)(9) of the Code, a Manager (x) may be a separate corporate subsidiary (as determined for U.S. federal income tax purposes) of an entity that leases assets from or borrows money from Ventas, Inc. and (y) may have a common parent with an entity that leases assets from or borrows money from Ventas, Inc.

(d) If there shall be an amendment or modification to Section 856(d)(9) of the Code after the Agreement Date that adversely impacts any Manager’s qualification as an “eligible independent contractor” under such section of the Code, SSLI and its Affiliates shall cooperate reasonably with Ventas SSL, Ventas, Inc. and their respective Affiliates and shall exercise reasonable efforts to effectuate solutions or “workarounds” to address the REIT qualification concerns under the Code of Ventas, Inc. and its Affiliates arising out of any such amendment or modification.

(e) SSLI, US Manager and CAN Manager shall not be in breach of this Section 14 solely on account of the fact that Persons who own, in the aggregate, more than thirty-five percent (35%) of Ventas, Inc. also own, in the aggregate, more than thirty-five percent (35%) of SSLI, each as calculated under Section 856(d)(3) of the Code, so long as such situation did not result from any knowing actions or intentional encouragement of SSLI or its Affiliates.

(f) Within three (3) Business Days of Ventas SSL’s request, SSLI shall deliver to Ventas SSL a certificate, executed by an executive officer of SSLI, addressed to Ventas, Inc. and confirming that SSLI, US Manager, CAN Manager and their respective subsidiaries and Affiliates are, and have at all times from and after the date of the January 14, 2007 Letter Agreement been, in compliance with the terms of this Section 14 and such January 14, 2007 Letter Agreement.

(g) The terms and provisions of this Section 14 shall supercede Paragraph 6 of the January 14, 2007 Letter Agreement as of the Agreement Date.

(h) Each of SSLI, US Manager and CAN Manager agrees that Ventas SSL, Ventas, Inc. and/or their respective Affiliates may suffer immediate and irreparable harm in the event of any breach by SSLI, US Manager, CAN Manager or any of their respective subsidiaries or Affiliates of any of their respective obligations contained in this Section 14 and, accordingly, that Ventas SSL, Ventas, Inc. and/or their respective Affiliates shall be entitled in such an event to equitable relief, including an injunction and an order of specific performance, in addition to all other remedies available to them.

(i) The parties hereto hereby acknowledge and agree that Ventas, Inc. and its Affiliates are intended to be, and are, third party beneficiaries of all of the terms and provisions of this Section 14, and, in the event of any default by SSLI, US

Manager, CAN Manager and/or any of their respective Affiliates of their respective duties, liabilities and obligations under this Section 14, Ventas, Inc. and its Affiliates shall be entitled to exercise any and all rights and remedies as may be available to any of them and/or Ventas SSL at law, in equity or under this Section 14 (including the rights and remedies referenced in subsection (h) above), on account of such default.

(j) This Section 14 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including any transferee of any interest, beneficial or otherwise, in or to a Manager or any Person that is a direct or indirect parent of a Manager, including SSLI. Nothing herein shall act as a consent to any such transfer.

15.	Events of Default

15.1 Events of Default. Each of the following shall constitute an “Event of Default” by SSLI, US Manager and CAN Manager after the expiration of the applicable notice and cure periods, if any, that are expressly provided below, and with no additional notice or cure rights (it being expressly understood that, in the event no notice and/or cure periods are expressly provided below, it shall be an automatic Event of Default if SSLI, US Manager and/or CAN Manager does not strictly comply with and perform the applicable obligation(s) in accordance with the terms and conditions set forth for the performance of such obligation(s) in this Agreement):

(a) The failure of SSLI, US Manager and/or CAN Manager to make any payment required by the terms of this Agreement, or to make any Shared Expenses credit-back required by the terms of Section 4 hereof (any such payment or Shared Expenses credit-back is herein referred to as a “Payment/Credit-Back”), in either case by its due date as provided in this Agreement, and, within thirty (30) days following notice from Ventas SSL of such failure (herein, a “Monetary Failure Notice”), such failure has not been cured, provided, however, that, if, within the aforesaid thirty (30) day period following such Monetary Failure Notice, SSLI, US Manager and CAN Manager (i) notify Ventas SSL that SSLI, US Manager and CAN Manager dispute in good faith all or a portion of the amount of the Payment/Credit-Back that Ventas SSL’s Monetary Failure Notice states is past due and that such disputed amount is less than One Million Two Hundred Fifty Thousand US Dollars ($1,250,000.00) (for all purposes of this subsection (a), the amount of any Payment/Credit-Back (or disputed or undisputed portion thereof) that is expressed in Canadian Dollars shall be translated into US Dollars using the Applicable Translation Rate as of the date of Ventas SSL’s Monetary Failure Notice) and (ii) pay to Ventas SSL the amount of such Payment/Credit-Back that is not so disputed in good faith, then, (x) the failure of SSLI, US Manager and/or CAN Manager to pay such disputed amount of the Payment/Credit-Back shall, without limiting Ventas SSL’s other rights and remedies on account of an Event of Default, not give rise to a right to terminate any Management Agreement, except as provided below in this subsection (a) (and provided, however, that, if and for so long as Ventas SSL’s aforesaid right to terminate is suspended as provided in this subsection (a), Ventas SSL agrees that the existence of the Event of Default on account of which Ventas SSL’s right to terminate is suspended (and any Cross Default (as defined in the Management Agreements) arising solely due to the existence of such Event of Default) shall not (X) by itself, preclude SSLI, US Manager or CAN Manager from exercising any cure right to which it is entitled under Section 3 hereof and which is conditional upon no Event of Default being in existence under this Agreement and no Manager Event of Default being in existence under a specific Management Agreement or any of the Management Agreements, as applicable, and (Y) be counted as a Manager Event of Default for purposes of Section 3.5(b) hereof), and (y) upon the written request of Ventas SSL, such dispute (an “Arbitrable Dispute”) shall be resolved through arbitration as provided in this subsection (a). Ventas SSL may initiate arbitration, with respect to an Arbitrable Dispute and as provided in subsection (y) above, by delivering written notice (an “Arbitration Notice”) to SSLI, US Manager and CAN Manager (each of SSLI, US Manager and CAN Manager together or Ventas SSL alone is sometimes referred to in this subsection (a) as a “party” or collectively as the “parties”), and filing at the Chicago, Illinois regional office of the American Arbitration Association (the “AAA”) three copies of such Arbitration Notice and three copies of this subsection (a), together with the appropriate filing fee as provided in the AAA’s then current schedule of fees. Such Arbitration Notice shall include a copy of Ventas SSL’s Monetary Failure Notice and of the notice from SSLI, US Manager and CAN Manager pursuant to subsection (i) above. In the event that Ventas SSL invokes arbitration as provided above, Ventas SSL may not revoke its election to arbitrate, and shall be bound to proceed with arbitration of, the subject Arbitrable Dispute, and the subject Arbitrable Dispute shall be settled by binding arbitration in Chicago, Illinois administered by the AAA pursuant to the Expedited Procedures under its Commercial Arbitration Rules (but not including or allowing application of any of the Procedures for Large, Complex Commercial Disputes included in such Commercial Arbitration Rules and further not including or allowing application of Rule E-2 thereof, or any other provision of such Commercial Arbitration Rules, that would cause the arbitration to be administered under the regular procedures of such Commercial Arbitration Rules instead of the Expedited Procedures and as otherwise modified by this subsection (a)), and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Anything in the applicable rules of the AAA to the contrary notwithstanding, (1) the determination of the Arbitrable Dispute by the arbitrator shall be conclusive upon the parties and a final, unappealable judgment rendered by such arbitrator relative to the Arbitrable Dispute may be entered in any court having appropriate jurisdiction, (2) the arbitrator shall furnish to each party a signed copy of his/her determination of the Arbitrable Dispute, (3) subject to subsection (5) below, each party shall pay its own attorneys’ fees and the witness fees and similar expenses of preparing for its presentation of evidence and arguments at the arbitration hearing(s) and of making such presentation, (4) subject to subsection (5) below, each party shall share equally any fees payable to the arbitrator, (5) notwithstanding subsections (3) and (4) above, the arbitrator shall have the authority to require that the non-prevailing party in the arbitration pay to or reimburse the prevailing party for the costs and expenses of the nature described in subsections (3) and (4) above for which the prevailing party would otherwise have been responsible or for such portion of such costs and expenses as the arbitrator so requires that the non-prevailing party pay or reimburse, and (6) in the event the arbitrator determines that any amount is owed by SSLI, US Manager and/or CAN Manager to Ventas SSL (A) as a result of his/her determination of the Arbitrable Dispute and/or (B) pursuant to subsection (5) hereof, such amount shall bear interest at the rate of ten percent (10%) per annum from the date of Ventas SSL’s aforesaid Monetary Failure Notice (in the case of amounts owed under subsection (6)(A) above) or from the fifth (5th) Business Day after the arbitrator’s delivery of his/her determination as provided in subsection (2) above (in the case of amounts owed under subsection (6)(B) above), and, in the event such amount, with the applicable interest, is not paid by SSLI, US Manager and CAN Manager within five (5 Business Days after written demand therefor by Ventas SSL, Ventas SSL shall have the right to terminate any or all of the Management Agreements as provided in Section 15.2 below, in addition to all other rights and remedies on account of an Event of Default hereunder. In the event SSLI, US Manager and CAN Manager comply with subsections (i) and (ii) above, but, in lieu of proceeding to arbitrate the Arbitrable Dispute as described above, (I) Ventas SSL sues SSLI, US Manager and/or CAN Manager in a court of competent jurisdiction for all or any part of the amount claimed in the applicable Monetary Failure Notice (net of any payment to Ventas SSL on account of such amount pursuant to subsection (ii) above) and any interest thereon to which Ventas SSL is entitled pursuant to Section 15.4 hereof, (II) Ventas SSL obtains a final, unappealable judgment in such suit against SSLI, US Manager and/or CAN Manager and (III) such judgment is not paid and discharged in full within five (5) Business Days after the entry of such final, unappealable judgment, Ventas SSL shall have the right to terminate any or all of the Management Agreements as provided in Section 15.2 below, in addition to all other rights and remedies on account of an Event of Default hereunder; or

(b) The failure of SSLI, US Manager and/or CAN Manager to comply with any of their respective duties, liabilities and obligations under Section 2.3, Section 2.5 or Section 14 of this Agreement (provided, however, that, in the case of a failure of SSLI, US Manager and/or CAN Manager to comply with Section 14 of this Agreement, in the event (i) such failure does not, in the sole, but good faith, opinion of Ventas SSL, jeopardize or threaten the qualification or status or legal compliance with any Legal Requirement relating to operating or qualifying as a real estate investment trust for United States federal tax purposes, of any Ventas SSL Party and (ii) Ventas SSL has actual knowledge of such failure, then such failure shall not constitute an Event of Default if SSLI, US Manager or CAN Manager cures such failure prior to the first to occur of (1) the date that is five (5) Business Days after Ventas SSL notifies SSLI, US Manager and CAN Manager of such failure and (2) the date upon which such failure jeopardizes or threatens the qualification or status or legal compliance with Legal Requirements relating to operating or qualifying as a real estate investment trust for United States federal tax purposes of any Ventas SSL Party, as determined by Ventas SSL, in Ventas SSL’s sole, but good faith, opinion (for purposes of this

Section 15.1(b), Ventas SSL shall be deemed to have “actual knowledge” of an applicable failure when any of Debra A. Cafaro, T. Richard Riney or Brian K. Wood (or their successors as, respectively, the Chief Executive Officer, General Counsel or Senior Vice President of Tax of Ventas, Inc.) has Actual Knowledge of such failure)); or

(c) Unless specifically addressed in subsection (a) or (b) above (in which event the specific default provisions, including the applicable notice and cure periods, if any, set forth above, shall control), the occurrence of any material, non-monetary default by SSLI, US Manager and/or CAN Manager of its or their duties, liabilities and obligations under this Agreement for a period of thirty (30) days after SSLI, US Manager and CAN Manager receives notice thereof from Ventas SSL; provided, however, that, if any such default referenced in this subsection (c) cannot be cured within such thirty (30) day period, then SSLI, US Manager and CAN Manager shall be entitled to such additional time as shall be reasonable under the circumstances, provided SSLI, US Manager and CAN Manager are capable of curing same, have proceeded to commence cure of such default within said period, and thereafter diligently prosecute the cure to completion.

15.2 Remedies of Ventas SSL. Upon the occurrence of any Event of Default but subject to the limitation upon certain termination rights set forth in Section 15.1(a) above, Ventas SSL shall be entitled to exercise any and all rights and remedies as may be available to it at law, in equity or under this Agreement, and, without limitation of the foregoing, upon the occurrence of any Event of Default but subject to the limitation upon certain termination rights set forth in Section 15.1(a) above, Ventas SSL may, in its sole discretion and at its option at any time thereafter, elect to terminate any one (1) or more, or all, of the Management Agreements by notice to SSLI, US Manager and CAN Manager.

15.3 No Waiver of Default. The failure of Ventas SSL to seek a remedy for any violation of, or to insist upon the strict performance of, any term or condition of this Agreement shall not prevent a subsequent act by SSLI, US Manager and/or CAN Manager that would have originally constituted a violation of this Agreement by SSLI, US Manager and/or CAN Manager from having all the force and effect of an original violation. Ventas SSL may waive any breach or threatened breach by SSLI, US Manager and/or CAN Manager of any term or condition herein contained. The failure by Ventas SSL to insist upon the strict performance of any one of the terms or conditions of this Agreement or to exercise any right, remedy or election herein contained or permitted by law shall not constitute or be construed as a waiver or relinquishment for the future of such term, condition, right, remedy or election, but the same shall continue and remain in full force and effect. All rights and remedies that Ventas SSL may have at law, in equity or otherwise for any breach of any term or condition of this Agreement shall be distinct, separate and cumulative rights and remedies and no one of them, whether or not exercised by Ventas SSL, shall be deemed to be in exclusion of any other right or remedy of Ventas SSL.

15.4 Interest. Upon the failure of any party to make any payment required to be made in accordance with the terms of this Agreement as of the due date that is specified in this Agreement, and the continuance of such failure for five (5) Business Days after notice thereof, the amount owed to the non-defaulting party shall accrue interest at the rate of 10% per annum, from and after the date on which such payment was originally due to the non-defaulting party until such payment is made.

16.	SSLI Guarantee and Indemnity

16.1 Guarantee. SSLI hereby unconditionally and irrevocably guarantees the performance to each Ventas SSL Party (the “Beneficiaries”) of all Obligations if any Manager fails to do so.

16.2 Indemnity. If any or all of the Obligations are not duly performed and are not recoverable under Section 16.1 for any reason whatsoever, SSLI will, as a separate and distinct obligation, indemnify and save harmless the Beneficiaries from and against all losses resulting from the failure to perform such Obligations.

16.3 Primary Obligation. If any or all of the Obligations are not duly performed and are not recoverable under Section 16.1 or each of the Beneficiaries is not indemnified under Section 16.2, in each case for any reason whatsoever, such Obligations will, as a separate and distinct obligation, be recoverable from SSLI as primary obligor.

16.4 Obligations Absolute. The liability of SSLI hereunder will be absolute and unconditional and will not be affected by:

(a) any lack of validity or enforceability of any agreement between SSLI and any Affiliate thereof and/or any Beneficiary or any Affiliate thereof;

(b) any impossibility, impracticability, frustration of purpose, illegality, force majeure or act of government;

(c) the bankruptcy, winding-up, liquidation, dissolution or insolvency of any Manager and/or any other Person or the amalgamation of or any change in the status, function, control or ownership of any Beneficiary and/or any other Person;

(d) any lack or limitation of power, incapacity or disability on the part of any Manager or any other Person or of the directors, officers, employees or agents thereof or any other irregularity or defect on the part of such Person in its obligations to any Beneficiary;

(e) any other law, regulation or other circumstance that might otherwise constitute a defense available to, or a discharge of, any Manager or any Affiliate thereof in respect of any or all of the Obligations;

(f) the enforcement by any Beneficiary of its respective rights under a Management Agreement; or

(g) any payment or failure to pay by any Manager hereunder or under any Management Agreement.

16.5 No Release. The liability of SSLI hereunder will not be released, discharged, limited or in any way affected by anything done, suffered or permitted by any Beneficiary in connection with any duties or liabilities of any Manager to any Beneficiary or any security therefor, including any loss of or in respect of any security received by any Beneficiary. Without limiting the generality of the foregoing and without releasing, discharging, limiting or otherwise affecting in whole or in part SSLI’s liability hereunder, and without obtaining the consent of or giving notice to SSLI, any Beneficiary may:

(a) make any change in the time, manner or place of performance under, or in any other term of, any agreement between any Manager and any Beneficiary or waive the failure on the part of any Manager and/or any other Person to carry out any of its obligations under any such agreement;

(b) grant time, renewals, extensions, indulgences, releases and discharges to any Manager and/or any other Person;

(c) accept compromises from any Manager and/or any other Person; and

(d) otherwise deal with any Manager and/or any other Persons as any Beneficiary may see fit.

16.6 No Exhaustion of Remedies. No Beneficiary will be bound or obligated to exhaust its recourse against any Manager or any other Person or collateral it may hold or take any other action before being entitled to demand performance or payment from SSLI hereunder.

16.7 No Set-off. In any claim by any Beneficiary against SSLI, SSLI may not assert any set-off or counterclaim that SSLI and/or any Manager and/or any other Person may have against any Beneficiary.

16.8 Continuing Guarantee. The obligations of SSLI hereunder will constitute and be continuing obligations and will apply to and secure performance due to any Beneficiary and will not be considered as wholly or partially satisfied by the payment or liquidation at any time of any sum of money for the time being due or remaining unpaid to any Beneficiary. The guarantee herein will continue to be effective even if at any time performance of any of the Obligations is rendered unenforceable or is rescinded upon the occurrence of any action or event including the insolvency, bankruptcy or reorganization of any Beneficiary or otherwise.

17.	Benefits and Obligations

Each of the parties hereto (other than Manager and SSLI) shall hold the benefits of this Agreement in trust for each Owner that is not a party hereto. Each of the parties hereto covenants and agrees with the other to cause the Owners that such party controls to comply with such Owners’ obligations hereunder.

18.	Effect of Amendment and Restatement; Release; Certain Waivers; Certain Agreements Not to Terminate

18.1 Relation to Existing Master Agreement. Subject to Section 18.2 and Section 18.5 below, (a) this Agreement shall govern and control with respect to all events, acts, omissions, liabilities, and obligations first occurring, arising, or accruing from and after the

Agreement Date (except that the provisions of Sections 5 and 6 of this Agreement shall so govern and control from and after January 1, 2010) and (b) subject to Section 18.3, Section 18.4 and Section 18.5 below, the Existing Master Agreement shall govern and control with respect to all events, acts, omissions, liabilities, and obligations first occurring, arising, or accruing prior to the above referenced applicable governance and control dates; provided, however, that, subject to Section 18.3, Section 18.4 and Section 18.5 below, if any breach or default of the Existing Master Agreement has occurred and not been cured as of the Agreement Date, then the terms of this Agreement shall govern and control with respect to cure periods and remedies.

18.2 Relation to Certain Other Documents. Notwithstanding anything to the contrary contained in this Agreement, (a) this Agreement is supplemented by the January 14, 2007 Letter Agreement, the 2008 Letter Agreement and the 2009 Letter Agreement, and by the provisions of the Strategic Alliance Agreement that continue to have force and effect pursuant to the terms of the January 14, 2007 Letter Agreement, (b) each of such letters, and such provisions of the Strategic Alliance Agreement, remain in full force and effect, notwithstanding this Agreement, except as follows: (i) Section 5 of the 2008 Letter Agreement shall not apply insofar as it conflicts or is inconsistent with this Agreement, (ii) Paragraph 7 of the January 14, 2007 Letter Agreement shall not apply insofar as it conflicts or is inconsistent with Section 2.3 of this Agreement, and (iii) Paragraphs 6 and 10 of the January 14, 2007 Letter Agreement, and Sections 6, 7 and 9 of the 2008 Letter Agreement, are superseded by this Agreement as of the Agreement Date, and (c) except as specifically modified by this Agreement and the Restated Management Agreements and subject to the terms of subsections (a) and (b) above and Section 18.1, Section 18.3, Section 18.4 and Section 18.5 of this Agreement, any agreements between SSLI and/or its Affiliates, on the one hand, and Ventas SSL, Ventas, Inc. and/or their respective Affiliates, on the other hand, that were in existence immediately prior to the Agreement Date (the “Existing Ventas/Sunrise Agreements”), remain in full force and effect in accordance with their respective terms.

18.3 Release of Ventas SSL and Certain Other Persons. Each of SSLI, CAN Manager and US Manager, for itself and for its predecessors, successors, assigns, shareholders, officers, directors and Affiliates, hereby releases Ventas SSL, Ventas, Inc. and the Existing Owners, their respective predecessors, shareholders, officers, directors and Affiliates, from any and all claims, demands, controversies, actions, causes of action, obligations, liabilities, costs, expenses, attorneys’ fees and damages of any character, nature or kind, past or present, known or unknown, suspected or unsuspected, fixed or contingent, liquidated or unliquidated, and whether arising in or by tort, contract, statute or equity, arising on or prior to the PSA Date (collectively, the “Released Matters”), including any and all Released Matters caused by, or arising from, any act, omission to act, breach or default by Ventas SSL, Ventas, Inc., any of the Existing Owners or any of their respective Affiliates (as applicable) that occurred on or prior to the PSA Date and under any of the Existing Master Agreement, the January 14, 2007 Letter Agreement, the 2008 Letter Agreement, the 2009 Letter Agreement, the Existing Management Agreements and the Existing Agreements (as such term is defined in the January 14, 2007 Letter Agreement), as applicable. Notwithstanding anything contained herein to the contrary, however, in no event shall the release effected under this Section 18.3 relate, extend or otherwise apply to any indemnities in favor of a Sunrise Party, solely on account of its former ownership of a Seller Interest and in its capacity as such a former owner, pursuant to the terms of the Joint Venture Agreement governing such Seller Interest or to any fees or reimbursements for expenses (a)

payable to SSLI, CAN Manager or US Manager (as applicable) under the Existing Master Agreement or any of the Existing Management Agreements, and (b) which had accrued but were not yet due and payable as of the PSA Date (the fees and/or reimbursements for expenses described in clauses (a) and (b) are collectively referred to herein as “Accrued But Not Yet Due Fees and Expenses Reimbursements”). Each of SSLI, CAN Manager and US Manager hereby represents and warrants to Ventas SSL that, to the Actual Knowledge of its Management Group (as hereinafter defined), as of the PSA Date, there are no Accrued But Not Yet Due Fees and Expenses Reimbursements, except for those listed on Exhibit G attached hereto. As used in this Section 18.3, the term “Management Group” shall mean, in the case of each of SSLI, CAN Manager and/or US Manager, Greg Neeb, David Haddock, Ann Lacey and Philip Kroskin.

18.4 Certain Waivers. Ventas SSL hereby waives, for itself, the Existing Owners and its and their respective Affiliates (including any Ventas SSL Party), the following:

(a) Insofar as it existed as of the PSA Date, any Related Agreement SSLI Event of Default/Termination Right (as defined below) of which, as of the PSA Date, Ventas SSL’s Management Group (as defined below) had Actual Knowledge;

(b) Any termination rights under the terms of Section 3 or Section 4 of the Existing Master Agreement;

(c) Any default by US Manager and/or CAN Manager of the last sentence of Section 7.01 of any Existing Management Agreement as a result of US Manager or CAN Manager, as applicable, having incurred an expenditure in excess of any line item (not a summary line item) in an approved budget for a Facility of $10,000.00 or more and for an aggregate excess of $50,000.00 or more in any fiscal year;

(d) Subject to Section 18.5(d) and Section 18.5(e) hereof, insofar as it existed as of the PSA Date, any right (of which Ventas SSL’s Management Group had Actual Knowledge as of the PSA Date) of Ventas SSL or any Existing Owner or any of its or their Affiliates (including any Ventas SSL Party), acting unilaterally and without being required to do so by any of the Applicable Lenders (as defined below) pursuant to the terms of any Existing Loan Document (as defined below), to terminate any of the Existing Management Agreements pursuant to the terms of any of the Existing Loan Documents; and

(e) Subject to Section 18.5(d) and Section 18.5(e) hereof, any right of termination that Ventas SSL or any Existing Owner or any of its or their Affiliates (including any Ventas SSL Party) may have under the terms of this Agreement, the Existing Master Agreement, any Management Agreement, any Existing Management Agreement or any Existing Ventas/Sunrise Agreement, on account of any Existing Immediate or Unmatured Default (as defined in Section 18.5(a) below) of which, as of the PSA Date, Ventas SSL’s Management Group had Actual Knowledge.

As used in this Section 18.4:

(1) The term “Ventas SSL’s Management Group” shall mean T. Richard Riney, Joseph D. Lambert, Timothy A. Doman and Chris Cummings;

(2) The term “Related Agreement SSLI Event of Default/Termination Right” shall mean the following that existed as of the PSA Date: (x) an Event of Default or “Event of Default by a Manager” under any of the Existing Management Agreements; (y) an “Event of Default” or other substantively comparable term under any of the other Related Agreements (as hereinafter defined) that describes an event or circumstance existing as of the PSA Date in which SSLI, CAN Manager or US Manager (as applicable) was in breach or default of any of its obligations under such other Related Agreement and such situation had matured, whether through the giving of notice or the passage of time or both, into an “event of default” or “default” in response to which Ventas SSL, an Existing Owner or any of their respective Affiliates (as applicable) was entitled, without any further obligation to give the defaulting party notice or an opportunity to cure, to exercise its rights and remedies under the applicable other Related Agreement on account of such “event of default” or “default”, or, if no such substantively comparable term exists, then the existence of any such event or circumstance, entitling exercise of rights and remedies as aforesaid, described in this clause (y); or (z) any right, other than on account of any of the matters described in clauses (x) and (y) above, to terminate the Existing Master Agreement or any of the Existing Management Agreements pursuant to the terms of any of the Related Agreements;

(3) The term “Related Agreements” shall collectively mean the Existing Master Agreement, the January 14, 2007 Letter Agreement, the 2008 Letter Agreement, the 2009 Letter Agreement and the Existing Management Agreements;

(4) The term “Existing Loan Document” shall mean any “Loan Document”, as defined in Section 10.3(e) of the Management Agreements, in existence as of the PSA Date; and

(5) The term “Applicable Lenders” shall collectively mean any owners or holders of any of the Existing Loan Documents and/or any loan servicer acting on behalf of any such owner or holder.

Notwithstanding anything contained herein to the contrary, however, in no event shall the waivers made in this Section 18.4 relate or apply to any Related Agreement SSLI Event of Default/Termination Right that involves or otherwise arises from any accrued fees or payments which are listed on Exhibit H attached hereto and, as of the PSA Date, were due to Ventas SSL or any of the Existing Owners or any of their respective Affiliates (as applicable) under a Related Agreement.

18.5 Certain Agreements Not to Terminate. Notwithstanding any other provision of this Agreement, the Management Agreements, the Existing Master Agreement or the Existing Management Agreements to the contrary, and in addition to the waivers set forth in Section 18.4 of this Agreement, Ventas SSL agrees that:

(a) Subject to subsection (d) below, it will not, and it will cause each of the Owners, and its and their Affiliates not to, exercise any right of termination that it may have under the terms of this Agreement, the Existing Master Agreement, any Management Agreement or any Existing Management Agreement and on account of any specific event or circumstance or combination of specific events and circumstances (i) that occurred prior to the PSA Date and (ii) that, (x) immediately and without notice or (y) solely with notice or the passage of time or both (i.e., without any further event or circumstance (failure by SSLI, US Manager or CAN Manager, as applicable, to complete any permitted cure shall not, by itself, be deemed a further event or circumstance), whether or not similar to the specific event or circumstance or combination of specific events and circumstances in question), gave rise, or would give rise, to a right to terminate this Agreement, the Existing Master Agreement, any Management Agreement or any Existing Management Agreement (an “Existing Immediate or Unmatured Default”), for so long as the occurrence or existence of any such Existing Immediate or Unmatured Default has not caused, and would reasonably be expected not to cause, significant actual prejudice or damage to any Facility or Facilities, to any Owner or Owners or to Ventas SSL or any of its Affiliates (“Significant Actual Prejudice”);

(b) Subject to subsection (d) below, it will not, and it will cause each of the Owners, and its and their Affiliates not to, exercise any right of termination that it may have under the terms of any Management Agreement and on account of any Manager Event of Default under Section 14.1(a)(x), (xi) or (xii) of any Management Agreement (in the case of such Section 14.1(a)(xii), other than with respect to the obligations under Section 10.3(e) of any Management Agreement, which is provided for in Section 18.5(c) below, and further other than with respect to the obligations under Sections 10.3(c) and 10.3(d) of any Management Agreement, as to which Sections 10.3(c) and (d), and as to any Manager Event of Default under such Section 14.1(a)(xii) resulting from non-compliance with such Sections 10.3(c) and 10.3(d), this subsection (b) shall not apply), for so long as the occurrence or existence of any such Manager Event of Default has not caused, and would reasonably be expected not to cause, Significant Actual Prejudice. Each of SSLI, US Manager and CAN Manager acknowledges and agrees that, by way of example and not in limitation, any Manager Event of Default under Section 14.1(a)(x), (xi) or (xii), as applicable, of any Management Agreement that results in any of the following shall, for purposes of this subsection (b), be deemed to cause Significant Actual Prejudice:

(i) the expiration, termination or breach of any applicable “Authorization” (as defined in the Management Agreements) that is material to any Facility;

(ii) any Ventas SSL Party being (x) unable to provide notice to its insurer of any insurance claim that is material to any Facility in a manner that such insurer accepts as a timely notice of such claim, or (y) otherwise significantly prejudiced in making or prosecuting any insurance claim that is material to any Facility; or

(iii) with regard to matters of which any Manager is required to give any Owner written notice as provided in Section 15.1(b) of any Management Agreement, any Ventas SSL Party being unable, or having insufficient time, to prepare and file, or to make, a Proper Response (as described below) (x) in any new “Litigation Matter” (as defined in the Management Agreements) that is material to any Facility, or (y) to any material filing or occurrence with respect to any active Litigation Matter that is material to any Facility. As used herein, a

“Proper Response” required of any Ventas SSL Party shall refer to an initial response (e.g., an appearance and answer to a complaint) (in the case of subsection (x) above) or a response (in the case of subsection (y) above) that is both a proper response and accepted (without objection by, or over the objection of, any adverse party) by the court, regulatory body, arbitrator(s) or other applicable tribunal;

(c) Subject to subsection (d) below, it will not, and it will cause the Owners and Ventas SSL’s and such Owners’ Affiliates not to, exercise any right of termination that it may have under the terms of any Management Agreement on account of any non-compliance with Section 10.3(e) of any Management Agreement, unless and until such non-compliance materially and adversely affects any Ventas SSL Party or any Facility that is being managed by any Manager under a Management Agreement. Each of SSLI, US Manager and CAN Manager acknowledges and agrees that any non-compliance with such Section 10.3(e) of any Management Agreement (i) as to which any Ventas SSL Party that is a public company is required, by applicable Legal Requirements, to disclose in a public filing with the Securities and Exchange Commission (such commission or any successor thereto, the “SEC”) or any other regulatory agency or authority having jurisdiction over such public company or (ii) on account of which the owner or holder of any Facility Mortgage (other than Ventas SSL, or any Owner, or any of their respective Affiliates) or any loan servicer acting on behalf of any such owner or holder, on account of such non-compliance, takes any action to enforce its rights under its Facility Mortgage or other Loan Documents (it being agreed, however, that any notification or statement that is sent by any such owner, holder or loan servicer to the applicable Owner and/or borrowing entity, SSLI, US Manager or CAN Manager, and that notifies the recipient(s) thereof (x) that an obligation has not been met by such applicable Owner, other borrowing entity, SSLI, US Manager or CAN Manager, or a default by such applicable Owner, other borrowing entity, SSLI, US Manager or CAN Manager has occurred and/or (y) describes, but does not exercise or implement any of, such owner’s, holder’s or loan servicer’s rights resulting therefrom shall not, by itself, constitute an action to enforce the aforesaid right(s) under such Facility Mortgage or such other Loan Documents) or (iii) on account of which (x) a breach or default exists under any indebtedness that is material to Ventas, Inc. and/or Ventas Realty, Limited Partnership (and, for purposes of this subsection (iii) and without limitation of the foregoing, SSLI, US Manager and CAN Manager acknowledge and agree that (1) Ventas, Inc. and/or Ventas Realty, Limited Partnership need not be obligated for the payment of a particular indebtedness in order for that indebtedness to be material to it or them (provided that an Affiliate of Ventas, Inc. and Ventas Realty, Limited Partnership that is, directly or indirectly, majority-owned by Ventas, Inc. and Ventas Realty, Limited Partnership or is consolidated for financial reporting purposes on the financial statements of Ventas, Inc. or Ventas Realty, Limited Partnership is an obligor relative to such indebtedness) and (2) any credit facility (revolving or term) of Ventas, Inc. or Ventas Realty, Limited Partnership, or debt securities issued by Ventas, Inc., Ventas Realty, Limited Partnership or any of their respective wholly owned subsidiaries, shall be treated and recognized as an indebtedness that is material to Ventas, Inc. and/or Ventas Realty, Limited Partnership if the principal agreement related to such credit facility or debt securities is publicly filed with the SEC; provided, however, that, notwithstanding the foregoing, any loan, the principal collateral for which is a Facility Mortgage or Facility Mortgages, shall not be considered to be a credit facility or debt security under this subsection (2)) and (y) such situation has matured into an “event of default” or “default” in response to which the holder, or the agent, trustee or similar representative of the beneficial owners, of such indebtedness is entitled, without further obligation to give the defaulting party notice or an opportunity to cure, to exercise its rights and remedies under the applicable indebtedness documents (whether or not such holder, or such agent, trustee or similar representative, of such indebtedness has taken any action to enforce its rights under the applicable indebtedness documents), shall, for purposes of this subsection (c), be deemed to have such material and adverse effect;

(d) The provisions of subsections (a), (b) and (c) above, and Section 18.4(d) and Section 18.4(e) above, shall not apply to restrict (i) the owner or holder of any Facility Mortgage (other than Ventas SSL, or any Owner, or any of their respective Affiliates) and/or any loan servicer acting on behalf of any such owner or holder from exercising any rights it may have with respect to this Agreement, the Management Agreements, the Existing Management Agreements or the Existing Master Agreement pursuant to the terms its Facility Mortgage or any other Loan Documents or (ii) Ventas SSL or any of its Affiliates from exercising any right of termination that is referenced in subsection (a), (b) or (c) above, or Section 18.4(d) or Section 18.4(e) above, if required to do so by any such owner or holder or any loan servicer acting on behalf of any such owner or holder of any Facility Mortgage pursuant to the terms of any Facility Mortgage or other Loan Documents; and

(e) Except with respect to the restrictions on termination rights expressly set forth in subsections (a), (b) and (c) above or the waivers of termination rights expressly set forth in Section 18.4(d) and Section 18.4(e) above (all subject to subsection (d) above), the provisions of subsections (a), (b) and (c) above, and Section 18.4(d) and Section 18.4(e) above, shall not apply to restrict Ventas SSL or any Affiliate of Ventas SSL from exercising any rights and remedies that it may have at law, in equity, or under this Agreement, the Existing Master Agreement, any Management Agreement and/or any Existing Management Agreement on account of any matter referenced in subsection (a), (b) or (c) above or Section 18.4(d) or Section 18.4(e) above, all of which rights and remedies (other than the aforesaid restricted or waived (as applicable) rights to terminate) are unaffected by this Section 18.5 or by Section 18.4(d) or Section 18.4(e) above; provided, however, that, subject to and without limitation of subsection (d) above, Ventas SSL agrees that the existence of an Event of Default, or a Manager Event of Default under a Management Agreement, on account of which Ventas SSL has suspended or waived its right to terminate under any of subsections (a), (b) and (c) above or Section 18.4(d) or Section 18.4(e) above (including any Cross Default (as defined in the Management Agreements) arising solely due to the existence of any such Event of Default under this Agreement), for so long as such suspension or waiver is effective, shall not (A) by itself, preclude SSLI, US Manager or CAN Manager from exercising any cure right to which it is entitled under Section 3 hereof and which is conditional upon no Event of Default being in existence under this Agreement and no Manager Event of Default being in existence under a specific Management Agreement or any of the

Management Agreements, as applicable, and (B) be counted as a Manager Event of Default for purposes of Section 3.5(b) hereof.

EXECUTED as of the date first above written.

[SIGNATURE PAGES TO FOLLOW]

SSLI:

SUNRISE SENIOR LIVING, INC., a Delaware corporation

By:	/s/ Julie A. Pangelinan
Name:	Julie A. Pangelinan
Title:	Chief Financial Officer

US MANAGER:

SUNRISE SENIOR LIVING MANAGEMENT, INC., a Virginia corporation

By:	/s/ Julie A. Pangelinan
Name:	Julie A. Pangelinan
Title:	Vice President and Treasurer

CAN MANAGER:

SUNRISE NORTH SENIOR LIVING LTD., a New Brunswick corporation

By:	/s/ Julie A. Pangelinan
Name:	Julie A. Pangelinan
Title:	Vice President and Treasurer

VENTAS SSL, INC.:

VENTAS SSL, INC., a Delaware corporation

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President and Associate Secretary

EXHIBITS

Exhibit	Description

A	List of Owners of Stabilized Facilities and Names and Addresses of Stabilized Facilities

B	List of Owners of Pre-Stabilized Facilities and Names and Addresses of Pre-Stabilized Facilities

C	Expected ANOIs, BMFEANOI Amounts and Incentive Fee Targets

D	Arm’s Length

E	Ventas Tenants

F	Applicable Facility Translation Rates

G	Certain Accrued But Not Yet Due Fees and Expenses Reimbursements

H	Certain Accrued Fees or Payments

I	Base Management Fees – January 1, 2010 through March 31, 2010

EXHIBIT A

LIST OF STABILIZED FACILITIES

Fac.#	Facility Current Name	Address	City	State	Zip	Manager	Owner
4000	Sunrise of Springfield	6541 Franconia Road	Springfield	VA	22150	Sunrise Senior Living Management, Inc.	Sunrise Springfield Assisted Living, L.L.C.

4001	Sunrise of Morris Plains	209 Littleton Road	Morris Plains	NJ	7950	Sunrise Senior Living Management, Inc.	Sunrise Morris Plains Assisted Living, L.L.C.

4002	Sunrise of Old Tappan	195 Old Tappan Road	Old Tappan	NJ	7675	Sunrise Senior Living Management, Inc.	Sunrise Old Tappan Assisted Living, L.L.C.

4003	Sunrise of Granite Run	247 North Middletown Road	Media	PA	19063	Sunrise Senior Living Management, Inc.	Sunrise Granite Run Assisted Living, L.L.C.

4004	Sunrise of Abington	1801 Susquehanna Road	Abington	PA	19001	Sunrise Senior Living Management, Inc.	Sunrise Abington Assisted Living, L.L.C.

4005	Sunrise of Wayne	184 Berdan Avenue	Wayne	NJ	7470	Sunrise Senior Living Management, Inc.	Sunrise Wayne Assisted Living, L.L.C.

4006	Sunrise of Westfield	240 Springfield Avenue	Westfield	NJ	7090	Sunrise Senior Living Management, Inc.	Sunrise Westfield Assisted Living, L.L.C.

4007	Sunrise of Haverford	217 West Montgomery Avenue	Haverford	PA	19041	Sunrise Senior Living Management, Inc.	Sunrise Haverford Assisted Living, L.L.C.

4008	Sunrise of Ann Arbor	1901 Plymouth Road	Ann Arbor	MI	48105	Sunrise Senior Living Management, Inc.	Sunrise North Ann Arbor Senior Living, LLC

4009	Sunrise of Cherry Creek	251 South Colorado Boulevard	Denver	CO	80246	Sunrise Senior Living Management, Inc.	Sunrise Cherry Creek Senior Living, LLC

4010	Sunrise of Cuyahoga Falls	1500 State Road	Cuyahoga Falls	OH	44223	Sunrise Senior Living Management, Inc.	Sunrise Cuyahoga Falls Senior Living, LLC

Fac.#	Facility Current Name	Address	City	State	Zip	Manager	Owner
4011	Sunrise of New City	233 North Main Street	New City	NY	10956	Sunrise Senior Living Management, Inc.	Sunrise New City Senior Living, LLC

4012	Sunrise of Sunnyvale	633 South Knickerbocker Drive	Sunnyvale	CA	94087	Sunrise Senior Living Management, Inc.	AL III Investments, L.L.C.

4013	Sunrise of Parma	7766 Broadview Road	Cleveland	OH	44134	Sunrise Senior Living Management, Inc.	Sunrise Parma Assisted Living, L.L.C.

4014	Sunrise of Park Ridge	1725 Ballard Road	Park Ridge	IL	60068	Sunrise Senior Living Management, Inc.	Karrington of Park Ridge, L.L.C.

4015	Sunrise of Lincoln Park	2710 North Clark Street	Chicago	IL	60614	Sunrise Senior Living Management, Inc.	SZR Lincoln Park LLC

4016	Sunrise of Westlake Village	3101 Townsgate Road	Westlake Village	CA	91361	Sunrise Senior Living Management, Inc.	SZR Westlake Village LLC

4017	Sunrise of North Hills	615 Spring Forest Road	Raleigh	NC	27609	Sunrise Senior Living Management, Inc.	SZR North Hills LLC

4018	Sunrise of Yorba Linda	4792 Lakeview Avenue	Yorba Linda	CA	92886	Sunrise Senior Living Management, Inc.	SZR Yorba Linda LLC

4019	Sunrise of Providence	5114 Providence Road	Charlotte	NC	28226	Sunrise Senior Living Management, Inc.	AL I/Providence Senior Housing, LLC

4020	Sunrise of Westtown	501 Skiles Boulevard	West Chester	PA	19382	Sunrise Senior Living Management, Inc.	AL One PA Investments, LLC

4021	Sunrise of Glen Ellyn	95 Carleton Avenue	Glen Ellyn	IL	60137	Sunrise Senior Living Management, Inc.	AL I/Glen Ellyn Senior Housing, LLC

4022	Sunrise of Exton	200 Sunrise Boulevard	Exton	PA	19341	Sunrise Senior Living Management, Inc.	AL One PA Investments, LLC

4023	Sunrise of La Costa	7020 Manzanita Street	Carlsbad	CA	92009	Sunrise Senior Living Management, Inc.	AL I/La Costa Senior Housing, LLC

Fac.#	Facility Current Name	Address	City	State	Zip	Manager	Owner
4024	Sunrise of Naperville	960 East Chicago Avenue	Naperville	IL	60540	Sunrise Senior Living Management, Inc.	AL I/Naperville Senior Housing, LLC

4025	Sunrise of East Brunswick	190 Summerhill Road	East Brunswick	NJ	8816	Sunrise Senior Living Management, Inc.	AL I/East Brunswick Senior Housing, LLC

4026	Sunrise of Richmond	1807 North Parham Road	Richmond	VA	23229	Sunrise Senior Living Management, Inc.	AL I/Richmond Senior Housing, LLC

4027	Sunrise of North Lynbrook	53 Franklin Avenue	Lynbrook	NY	11563	Sunrise Senior Living Management, Inc.	AL I/North Lynbrook Senior Housing, LLC

4028	Sunrise of Stamford	251 Turn of River Road	Stamford	CT	6905	Sunrise Senior Living Management, Inc.	AL I/Stamford Senior Housing, LLC

4029	Sunrise of Woodcliff Lake	430 Chestnut Ridge Road	Woodcliff Lake	NJ	7677	Sunrise Senior Living Management, Inc.	AL I/Woodcliff Lake Senior Housing, LLC

4030	Sunrise of Pinehurst	5195 West Quincy Avenue	Denver	CO	80236	Sunrise Senior Living Management, Inc.	AL I/Pinehurst Senior Housing, LLC

4031	Sunrise of Troy	6870 Crooks Road	Troy	MI	48098	Sunrise Senior Living Management, Inc.	Sunrise Troy Assisted Living, L.L.C.

4032	Sunrise of Norwood	86 Saunders Road	Norwood	MA	2062	Sunrise Senior Living Management, Inc.	SZR Norwood LLC

4033	Sunrise of Columbia	6500 Freetown Road	Columbia	MD	21044	Sunrise Senior Living Management, Inc.	SZR Columbia LLC

4034	Sunrise of Rockville	8 Baltimore Road	Rockville	MD	20850	Sunrise Senior Living Management, Inc.	SZR Rockville LLC

4035	Sunrise of San Mateo	955 South El Camino Real	San Mateo	CA	94402	Sunrise Senior Living Management, Inc.	SZR San Mateo LLC

4036	Sunrise of Willowbrook	6300 Clarendon Hills Road	Willowbrook	IL	60514	Sunrise Senior Living Management, Inc.	SZR Willowbrook LLC

Fac.#	Facility Current Name	Address	City	State	Zip	Manager	Owner
4037	Sunrise of Hillcrest	13001 Hillcrest Road	Dallas	TX	75251	Sunrise Senior Living Management, Inc.	Sunrise Hillcrest Senior Living, LLC

4038	Sunrise of Bloomfield Hills	2080 Telegraph Road	Bloomfield Hills	MI	48302	Sunrise Senior Living Management, Inc.	Sunrise Bloomfield Senior Living, LLC

4039	Sunrise of Alexandria	3520 Duke Street	Alexandria	VA	22304	Sunrise Senior Living Management, Inc.	Sunrise of Alexandria Assisted Living, L.P.

4040	Sunrise of Bloomingdale	129 East Lake Street	Bloomingdale	IL	60108	Sunrise Senior Living Management, Inc.	Sunrise Bloomingdale Assisted Living, L.L.C.

4041	Sunrise of Blue Bell	795 Penllyn Pike	Blue Bell	PA	19422	Sunrise Senior Living Management, Inc.	Sunrise Assisted Living Limited Partnership III

4042	Sunrise of Buffalo Grove	180 West Half Day	Buffalo Grove	IL	60089	Sunrise Senior Living Management, Inc.	Sunrise Buffalo Grove Assisted Living, L.L.C.

4043	Sunrise of Canyon Crest	5265 Chapala Drive	Riverside	CA	92507	Sunrise Senior Living Management, Inc.	Sunrise Riverside Assisted Living, L.P.

4044	Sunrise of Fleetwood	500 North Columbus Avenue	Mount Vernon	NY	10552	Sunrise Senior Living Management, Inc.	Sunrise Fleetwood A.L., L.L.C.

4045	Sunrise of Mission Viejo	26151 Country Club Drive	Mission Viejo	CA	92691	Sunrise Senior Living Management, Inc.	Sunrise Mission Viejo Assisted Living, L.L.C.

4046	Sunrise of Northville	16100 Haggerty Road	Plymouth	MI	48170	Sunrise Senior Living Management, Inc.	Sunrise Northville Assisted Living, L.L.C.

4047	Sunrise of Pacific Palisades	15441 West Sunset Boulevard	Pacific Palisades	CA	90272	Sunrise Senior Living Management, Inc.	Sunrise Pacific Palisades Assisted Living, L.P.

4048	Sunrise of Rochester	500 East University Drive	Rochester	MI	48307	Sunrise Senior Living Management, Inc.	Sunrise Rochester Assisted Living, L.L.C.

4049	Sunrise of Smithtown	30 Hauppauge, Route 111	Smithtown	NY	11787	Sunrise Senior Living Management, Inc.	Sunrise Smithtown A.L., L.L.C.

Fac.#	Facility Current Name	Address	City	State	Zip	Manager	Owner
4050	Sunrise of Sterling Canyon	25815 McBean Parkway	Valencia	CA	91355	Sunrise Senior Living Management, Inc.	Sunrise Sterling Canyon Assisted Living Limited Partnership

4051	Sunrise of Arlington	1395 Massachusetts Avenue	Arlington	MA	2476	Sunrise Senior Living Management, Inc.	Sunrise Arlington, MA Assisted Living, L.L.C.

4052	Sunrise of Baton Rouge	8502 Jefferson Highway	Baton Rouge	LA	70809	Sunrise Senior Living Management, Inc.	Sunrise Second Baton Rouge Assisted Living, L.L.C.

4053	Sunrise of East Cobb	1551 Johnson Ferry Road	Marietta	GA	30062	Sunrise Senior Living Management, Inc.	Sunrise East Cobb Assisted Living Limited Partnership

4054	Sunrise of Edina	7128 France Avenue South	Edina	MN	55435	Sunrise Senior Living Management, Inc.	Sunrise Edina Assisted Living, L.L.C.

4055	Sunrise of Fair Oaks	4820 Hazel Avenue	Fair Oaks	CA	95628	Sunrise Senior Living Management, Inc.	Fair Oak Assisted Living L.L.C.

4056	Sunrise of Huntcliff I	8592 Roswell Road	Atlanta	GA	30350	Sunrise Senior Living Management, Inc.	Sunrise Huntcliff Assisted Living Limited Partnership

4057	Sunrise of Huntcliff II	8480 Roswell Road	Atlanta	GA	30350	Sunrise Senior Living Management, Inc.	Sunrise Huntcliff Assisted Living Limited Partnership

4058	Sunrise of Ivey Ridge	2950 Old Alabama Road	Alpharetta	GA	30022	Sunrise Senior Living Management, Inc.	Sunrise Ivey Ridge Assisted Living Limited Partnership

4059	Sunrise of Orchard	5975 South Holly Street	Littleton	CO	80121	Sunrise Senior Living Management, Inc.	Sunrise Orchard AL, L.L.C.

4060	Sunrise of Palos Park	12828 South La Grange Road	Palos Park	IL	60464	Sunrise Senior Living Management, Inc.	Sunrise TFE Acquisitions, L.L.C.

4061	Sunrise of Westminster	10280 South Sheridan Boulevard	Westminster	CO	80020	Sunrise Senior Living Management, Inc.	Sunrise Second Westminster Assisted Living, L.L.C.

4062	Sunrise of Wall	2600 Allaire Road	Wall	NJ	7719	Sunrise Senior Living Management, Inc.	Sunrise Wall Assisted Living, L.L.C.

Fac.#	Facility Current Name	Address	City	State	Zip	Manager	Owner
4063	Sunrise of Staten Island	801 Narrows Road North	Staten Island	NY	10314	Sunrise Senior Living Management, Inc.	Sunrise Staten Island SL, L.L.C.

4064	Sunrise of Scottsdale	7370 East Gold Dust Avenue	Scottsdale	AZ	85258	Sunrise Senior Living Management, Inc.	SZR Scottsdale, LLC

4065	Sunrise of Sandy	2130 East 9400 South	Sandy	UT	84093	Sunrise Senior Living Management, Inc.	SZR Sandy Senior Living, LLC

4066	Sunrise of Rocklin	6100 Sierra College Boulevard	Rocklin	CA	95677	Sunrise Senior Living Management, Inc.	Sunrise Rocklin Senior Living, LLC

4067	Sunrise of Unionville	38 Swansea Road	Markham	ON	L3R 5K2	Sunrise North Senior Living Ltd.	PRP Senior Living Operating, Inc.

4068	Sunrise of Mississauga	1279 Burnhamthorpe Road East	Mississauga	ON	L4Y 3V7	Sunrise North Senior Living Ltd.	PRP Senior Living Operating, Inc.

4069	Sunrise of Beacon Hill (Victoria)	920 Humboldt Street	Victoria	BC	V8V 4W7	Sunrise North Senior Living Ltd.	PRP Senior Living Operating, Inc.

4070	Sunrise of Burlington	5401 Lakeshore Road	Burlington	ON	L7L 6S5	Sunrise North Senior Living Ltd.	PRP Senior Living Operating, Inc.

4071	Sunrise of Oakville	456 Trafalgar Road	Oakville	ON	L6J 3H9	Sunrise North Senior Living Ltd.	PRP Senior Living Operating, Inc.

4072	Sunrise of Richmond Hill	9800 Yonge Street	Richmond Hill	ON	L4C 0P5	Sunrise North Senior Living Ltd.	PRP Senior Living Operating, Inc.

4073	Sunrise of Lynn Valley	980 Lynn Valley Road North	Vancouver	BC	V7J 1Z7	Sunrise North Senior Living Ltd.	PRP Senior Living Operating, Inc.

4074	Sunrise of Windsor	5065 Riverside Drive East	Windsor	ON	N8Y 5B3	Sunrise North Senior Living Ltd.	PRP Senior Living Operating, Inc.

4075	Sunrise of Aurora	3 Golf Links Drive	Aurora	ON	L4G 7Y4	Sunrise North Senior Living Ltd.	PRP Senior Living Operating, Inc.

4076	Sunrise of Erin Mills	4046 Erin Mills Parkway	Mississauga	ON	L5L 2W7	Sunrise North Senior Living Ltd.	PRP Senior Living Operating, Inc.

4077	Sunrise of Vancouver	999 West 57th Avenue	Vancouver	BC	V6P 6Y9	Sunrise North Senior Living Ltd.	PRP Senior Living Operating, Inc.

4078	Sunrise of Vaughn (Steeles)	484 Steeles Avenue West	Vaughan	ON	L4J 1A2	Sunrise North Senior Living Ltd.	PRP Senior Living Operating, Inc.

EXHIBIT B

LIST OF PRE-STABILIZED FACILITIES

NONE

B-1

EXHIBIT C

EXPECTED ANOIS, BMFEANOI AMOUNTS AND INCENTIVE FEE TARGETS

Community	Expected ANOI, 2010 and 2011[1]		BMFEANOI Amount, 2010 and 2011[2]		Incentive Fee Target, 2010 and 2011[2]
Springfield	[	***]	[	***]	[	***]
Morris Plains	[	***]	[	***]	[	***]
Old Tappan	[	***]	[	***]	[	***]
Granite Run	[	***]	[	***]	[	***]
Abington	[	***]	[	***]	[	***]
Wayne	[	***]	[	***]	[	***]
Westfield	[	***]	[	***]	[	***]
Haverford	[	***]	[	***]	[	***]
North Ann Arbor	[	***]	[	***]	[	***]
Cherry Creek	[	***]	[	***]	[	***]
Cuyahoga Falls	[	***]	[	***]	[	***]
New City	[	***]	[	***]	[	***]
Sunnyvale	[	***]	[	***]	[	***]
Parma	[	***]	[	***]	[	***]
Park Ridge	[	***]	[	***]	[	***]
Lincoln Park	[	***]	[	***]	[	***]
Westlake Village	[	***]	[	***]	[	***]
North Hills	[	***]	[	***[	[	***]
Yorba Linda	[	***]	[	***]	[	***]
Providence	[	***]	[	***]	[	***]
Westtown	[	***]	[	***]	[	***]
Glen Ellyn	[	***]	[	***]	[	***]
Exton	[	***]	[	***]	[	***]
La Costa	[	***]	[	***]	[	***]
Naperville	[	***]	[	***]	[	***]
East Brunswick	[	***]	[	***]	[	***]
Richmond	[	***]	[	***]	[	***]
North Lynbrook	[	***]	[	***]	[	***]
Stamford	[	***]	[	***]	[	***]
Woodcliff Lake	[	***]	[	***]	[	***]
Pinehurst	[	***]	[	***]	[	***]
Troy	[	***]	[	***]	[	***]
Norwood	[	***]	[	***]	[	***]
Columbia	[	***]	[	***]	[	***]
Rockville	[	***]	[	***]	[	***]
San Mateo	[	***]	[	***]	[	***]
Willowbrook	[	***]	[	***]	[	***]
Alexandria	[	***]	[	***]	[	***]
Bloomingdale	[	***]	[	***]	[	***]
Blue Bell	[	***]	[	***]	[	***]
Buffalo Grove	[	***]	[	***]	[	***]
Canyon Crest	[	***]	[	***]	[	***]
Fleetwood	[	***]	[	***]	[	***]
Mission Viejo	[	***]	[	***]	[	***]
Northville	[	***]	[	***]	[	***]
Pacific Palisades	[	***]	[	***]	[	***]
Rochester	[	***]	[	***]	[	***]
Smithtown	[	***]	[	***]	[	***]
Sterling Canyon	[	***]	[	***]	[	***]

C-1

EXPECTED ANOIS, BMFEANOI AMOUNTS AND INCENTIVE FEE TARGETS

Community	Expected ANOI, 2010 and 2011[1]	BMFEANOI Amount, 2010 and 2011[2]	Incentive Fee Target, 2010 and 2011[2]
Arlington	[***]	[***]	[***]
Baton Rouge	[***]	[***]	[***]
East Cobb	[***]	[***]	[***]
Edina	[***]	[***]	[***]
Fair Oaks	[***]	[***]	[***]
Huntcliff I	[***]	[***]	[***]
Huntcliff II	[***]	[***]	[***]
Ivey Ridge	[***]	[***]	[***]
Orchard	[***]	[***]	[***]
Palos Park	[***]	[***]	[***]
Westminster	[***]	[***]	[***]
Wall	[***]	[***]	[***]
Bloomfield	[***]	[***]	[***]
Hillcrest	[***]	[***]	[***]
Staten Island	[***]	[***]	[***]
Scottsdale	[***]	[***]	[***]
Sandy	[***]	[***]	[***]
Rocklin	[***]	[***]	[***]

Total US Communities	[***]	[***]	[***]

Burlington	[***]	[***]	[***]
Unionville	[***]	[***]	[***]
Mississauga	[***]	[***]	[***]
Windsor	[***]	[***]	[***]
Aurora	[***]	[***]	[***]
Victoria	[***]	[***]	[***]
Lynn Valley	[***]	[***]	[***]
Oakville	[***]	[***]	[***]
Richmond Hill	[***]	[***]	[***]
Vancouver	[***]	[***]	[***]
Erin Mills	[***]	[***]	[***]
Steeles	[***]	[***]	[***]

Total Canadian Communities	[***]	[***]	[***]

[1]	Amounts are in local currency
[2]	Amounts are in local currency and subject to Section 7.2.3

C-2

EXHIBIT D

ARM’S LENGTH

1.	Arm’s Length

For the purposes of this Agreement:

(a)	Related Persons are deemed not to deal with each other at arm’s length; and

(b)	it is a question of fact whether Persons not related to each other were at a particular time dealing with each other at arm’s length.

2.	Definition of “Related Persons” – “Related Persons” means

(a)	individuals connected by blood relationship, marriage or adoption;

(b)	a corporation and

(i)	a Person who Controls the corporation if it is Controlled by one Person,

(ii)	a Person who is a member of a Related Group that Controls the corporation, or

(iii)	any Person related to a Person described in subparagraph (i) or (ii); and

(c)	any two corporations

(i)	if they are Controlled by the same Person or group of Persons,

(ii)	if each of the corporations is Controlled by one Person and the Person who Controls one of the corporations is related to the Person who Controls the other corporation,

(iii)	if one of the corporations is Controlled by one Person and that Person is related to any member of a Related Group that Controls the other corporation,

(iv)	if one of the corporations is Controlled by one Person and that Person is related to each member of an Unrelated Group that Controls the other corporation,

(v)	if any member of a Related Group that Controls one of the corporations is related to each member of an Unrelated Group that Controls the other corporation, or

(vi)	if each member of an Unrelated Group that Controls one of the corporations is related to at least one member of an Unrelated Group that Controls the other corporation.

3.	Corporations related through a third corporation – Where two corporations are related to the same corporation within the meaning of subsection (2), they shall, for the purposes of subsections (1) and (2), be deemed to be related to each other.

4.	Relation where amalgamation or merger – Where there has been an amalgamation or merger of two or more corporations and the new corporation formed as a result of the amalgamation or merger and any predecessor corporation would have been related immediately before the amalgamation or merger if the new corporation were in existence at that time, and if the persons who were the shareholders of the new corporation immediately after the amalgamation or merger were the shareholders of the new corporation at that time, the new corporation and any such predecessor corporation shall be deemed to have been related persons.

5.	Definitions concerning groups

(a)	“Related Group” means a group of Persons each member of which is related to every other member of the group;

(b)	“Unrelated Group” means a group of Persons that is not a Related Group.

6.	Control by related groups, options, etc.

(a)	where a Related Group is in a position to Control a corporation, it shall be deemed to be a Related Group that Controls the corporation whether or not it is part of a larger group by which the corporation is in fact Controlled;

(b)	where at any time a Person has a right under a contract, in equity or otherwise, either immediately or in the future and either absolutely or contingently,

(i)	to, or to acquire, shares of the capital stock of a corporation or to control the voting rights of such shares, the Person is, except where the right is not exercisable at that time because the exercise thereof is contingent on the death, bankruptcy or permanent disability of an individual, deemed to have the same position in relation to the Control of the corporation as if the Person owned the shares at that time;

(ii)	to cause a corporation to redeem, acquire or cancel any shares of its capital stock owned by other shareholders of the corporation, the Person is, except where the right is not exercisable at that time because the exercise thereof is contingent on the death, bankruptcy or permanent disability of an individual, deemed to have the same position in relation to the Control of the corporation as if the shares were so redeemed, acquired or cancelled by the corporation at that time;

(iii)

to, or to acquire or control, voting rights in respect of shares of the capital stock of a corporation, the Person is, except where the right is not exercisable at that time because its exercise is contingent on the death, bankruptcy or permanent disability of an individual, deemed to have the same position in relation to the Control of the corporation as if the Person could exercise the voting rights at that time; or

(iv)	to cause the reduction of voting rights in respect of shares, owned by other shareholders, of the capital stock of a corporation, the Person is, except where the right is not exercisable at that time because its exercise is contingent on the death, bankruptcy or permanent disability of an individual, deemed to have the same position in relation to the Control of the corporation as if the voting rights were so reduced at that time; and

(c)	where a Person owns shares in two or more corporations, the Person is, as shareholder of one of the corporations, deemed to be related to himself, herself or itself as shareholder of each of the corporations.

7.	Blood relationship, etc. – Persons are connected by

(a)	blood relationship if one is the child or other descendant of the other or one is the brother or sister of the other; and

(b)	marriage if one is married to the other or to a Person who is so connected by blood relationship to the other.

8.	Definition of “Control” – “Control” means

(a)	when applied to the relationship between a Person and a corporation, the beneficial ownership by such Person at the relevant time of shares of such corporation carrying more than the greater of 50% of the voting rights ordinarily exercisable at meetings of shareholders of such corporation and the percentage of voting rights ordinarily exercisable at meetings of shareholders of such corporation that are sufficient to elect a majority of the directors of such corporation; and

(b)	when applied to the relationship between a Person and a partnership or joint venture, the beneficial ownership by such Person at the relevant time of more than 50% of the ownership interests of the partnership or joint venture in circumstances where it can reasonably be expected that such Person directs the affairs of the partnership or joint venture;

and the words “Controlled by”, “Controlling” and similar words have corresponding meanings; provided that a Person (the “first-mentioned Person”) who Controls a corporation, partnership or joint venture (the “second-mentioned Person”) shall be deemed to Control a corporation, partnership or joint venture which is Controlled by the second-mentioned Person and so on; and the words “Control Directly” and similar words mean Control otherwise than by reason of the application of the proviso above and the words “Control Indirectly” and similar words mean control by reason of the application of such proviso. For greater certainty, a Person who owns shares of a corporation shall not be deemed to have beneficial ownership of the assets of such corporation, whether such assets comprise shares in another corporation or otherwise, but may, by virtue of the proviso above, nevertheless be deemed to Control such Corporation or any entity which it, in turn, Controls.

EXHIBIT E

VENTAS TENANTS

1.	Beverly Enterprises, Inc.

2.	Brookdale Senior Living, Inc.

3.	Capital Senior Living Corp.

4.	Assisted Living Concepts, Inc.

5.	CommuniCare Health Services

6.	Emeritus Corporation

7.	Genesis Healthcare Corp.

8.	Harborside Healthcare Corporation

9.	Fillmore Strategic Investors, LLC

10.	Kindred Healthcare, Inc.

11.	Prime Care Properties, LLC

12.	ResCare, Inc.

13.	Senior Care, Inc.

14.	Summerville Senior Living, Inc.

15.	Sun Healthcare Group, Inc.

16.	Trans Healthcare, Inc.

17.	Integral Senior Living

18.	Atria Senior Living, Inc.

E-1

EXHIBIT F

APPLICABLE FACILITY TRANSLATION RATES

Community	Management Agreement Date	FX Translation Rate[1]
US Communities
Springfield	12/23/04	1.2414
Morris Plains	12/23/04	1.2414
Old Tappan	12/23/04	1.2414
Granite Run	12/23/04	1.2414
Abington	12/23/04	1.2414
Wayne	12/23/04	1.2414
Westfield	12/23/04	1.2414
Haverford	12/23/04	1.2414
North Ann Arbor	12/23/04	1.2414
Cherry Creek	12/23/04	1.2414
Cuyahoga Falls	12/23/04	1.2414
New City	12/23/04	1.2414
Sunnyvale	12/23/04	1.2414
Parma	12/23/04	1.2414
Park Ridge	12/23/04	1.2414
Lincoln Park	6/17/05	1.2355
Westlake Village	6/17/05	1.2355
North Hills	6/17/05	1.2355
Yorba Linda	10/4/05	1.2355
Providence	8/9/05	1.2153
Westtown	8/9/05	1.2153
Glen Ellyn	8/9/05	1.2153
Exton	8/9/05	1.2153
La Costa	8/9/05	1.2153
Naperville	8/9/05	1.2153
East Brunswick	8/9/05	1.2153
Richmond	8/9/05	1.2153
North Lynbrook	8/9/05	1.2153
Stamford	8/9/05	1.2153
Woodcliff Lake	8/9/05	1.2153
Pinehurst	8/9/05	1.2153
Troy	8/9/05	1.2153
Norwood	12/9/05	1.1583
Columbia	12/9/05	1.1583
Rockville	12/9/05	1.1583
San Mateo	12/9/05	1.1583

Community	Management Agreement Date	FX Translation Rate[1]
US Communities
Willowbrook	3/30/06	1.1719
Alexandria	9/13/06	1.1203
Bloomingdale	9/13/06	1.1203
Blue Bell	9/13/06	1.1203
Buffalo Grove	9/13/06	1.1203
Canyon Crest	9/13/06	1.1203
Fleetwood	9/13/06	1.1203
Mission Viejo	9/13/06	1.1203
Northville	9/13/06	1.1203
Pacific Palisades	9/13/06	1.1203
Rochester	9/13/06	1.1203
Smithtown	9/13/06	1.1203
Sterling Canyon	9/13/06	1.1203
Arlington	9/13/06	1.1203
Baton Rouge	9/13/06	1.1203
East Cobb	9/13/06	1.1203
Edina	9/13/06	1.1203
Fair Oaks	9/13/06	1.1203
Huntcliff Summit I	9/13/06	1.1203
Huntcliff Summit II	9/13/06	1.1203
Ivey Ridge	9/13/06	1.1203
Orchard	9/13/06	1.1203
Palos Park	9/13/06	1.1203
Westminster	9/13/06	1.1203
Wall	9/13/06	1.1203
Bloomfield	6/15/05	1.2471
Hillcrest	6/15/05	1.2471
Staten Island	6/19/07	1.0716
Scottsdale	3/30/07	1.1529
Sandy	3/30/07	1.1529
Rocklin	3/30/07	1.1529
Canadian Communities
Burlington	12/23/04	1.0000
Unionville	12/23/04	1.0000
Mississauga	12/23/04	1.0000
Windsor	12/23/04	1.0000
Aurora	12/23/04	1.0000
Victoria	12/23/04	1.0000
Lynn Valley	12/23/04	1.0000

Community	Management Agreement Date	FX Translation Rate[1]
Canadian Communities
Oakville	12/23/04	1.0000
Richmond Hill	12/23/04	1.0000
Vancouver	12/30/05	1.0000
Erin Mills	3/30/05	1.0000
Steeles	3/30/06	1.0000

[1]	The rate to translate USD to CAD is equal to the closing exhange rate on the day in which the REIT acquired the property.

EXHIBIT G

CERTAIN ACCRUED BUT NOT YET DUE FEES

AND EXPENSES REIMBURSEMENTS

1. Any claim by any of the Sunrise Parties for consideration due to seller pursuant to section 4.2 of that certain Fixed Price Acquisition Agreement relating to the community commonly known as Sunrise of Sandy.

2. Intercompany amounts due to/due from accounts between an Owner and a Manager for the month of September 2010.

G-1

EXHIBIT H

CERTAIN ACCRUED FEES OR PAYMENTS

1. Any amount that is owed to Ventas SSL or its Affiliates due to Base Management Fees having been calculated and paid to the Sunrise Parties with respect to the period from April 1, 2010 through the PSA Date based upon the provisions of the Existing Management Agreements and the Existing Master Agreement instead of based upon the provisions of Section 5.1 and the other provisions of this Agreement and the provisions of the Management Agreements.

2. Intercompany amounts due to/due from accounts between an Owner and a Manager for the month of September 2010.

H-1

EXHIBIT I

BASE MANAGEMENT FEES – JANUARY 1, 2010 THROUGH MARCH 31, 2010

Jan-Mar 2010
Canadian Properties (in Canadian Dollars)
Sunrise of Unionville (4067)	[***]
Sunrise of Mississauga (4068)	[***]
Sunrise of Victoria (4069)	[***]
Sunrise of Burlington (4070)	[***]
Sunrise of Oakville (4071)	[***]
Sunrise of Richmond Hill (4072)	[***]
Sunrise of Lynn Valley (4073)	[***]
Sunrise of Windsor (4074)	[***]
Sunrise of Aurora (4075)	[***]
Sunrise of Erin Mills (4076)	[***]
Sunrise of Vancouver (4077)	[***]
Sunrise of Steeles (4078)	[***]

Total CA Dollars	[***]
US Properties (in US Dollars)
Sunrise of Springfield (4000)	[***]
Sunrise of Morris Plains (4001)	[***]
Sunrise of Old Tappan (4002)	[***]
Sunrise of Granite Run (4003)	[***]
Sunrise of Abington (4004)	[***]
Sunrise of Wayne (4005)	[***]
Sunrise of Westfield (4006)	[***]
Sunrise of Haverford (4007)	[***]
Sunrise of North Ann Arbor (4008)	[***]
Sunrise of Cherry Creek (4009)	[***]
Sunrise of Cuyahoga Falls (4010)	[***]
Sunrise of New City (4011)	[***]
Sunrise of Sunnyvale (4012)	[***]
Sunrise of Parma (4013)	[***]
Sunrise of Park Ridge (4014)	[***]
Sunrise of Lincoln Park (4015)	[***]
Sunrise of Westlake Village (4016)	[***]
Sunrise of North Hills (4017)	[***]
Sunrise of Yorba Linda (4018)	[***]
Sunrise of Providence (4019)	[***]
Sunrise of Westtown (4020)	[***]
Sunrise of Glen Ellyn (4021)	[***]
Sunrise of Exton (4022)	[***]
Sunrise of La Costa (4023)	[***]
Sunrise of Naperville (4024)	[***]
Sunrise of East Brunswick (4025)	[***]
Sunrise of Richmond (4026)	[***]
Sunrise of North Lynbrook (4027)	[***]
Sunrise of Stamford (4028)	[***]
Sunrise of Woodcliff Lake (4029)	[***]
Sunrise of Pinehurst (4030)	[***]
Sunrise of Troy (4031)	[***]
Sunrise of Norwood (4032)	[***]
Sunrise of Columbia (4033)	[***]
Sunrise of Rockville (4034)	[***]
Sunrise of San Mateo (4035)	[***]
Sunrise of Willowbrook (4036)	[***]
Sunrise of Hillcrest (4037)	[***]
Sunrise of Bloomfield Hills (4038)	[***]
Sunrise of Alexandria (4039)	[***]
Sunrise of Bloomingdale (4040)	[***]
Sunrise of Blue Bell (4041)	[***]
Sunrise of Buffalo Grove (4042)	[***]
Sunrise of Canyon Crest (4043)	[***]
Sunrise of Fleetwood (4044)	[***]
Sunrise of Mission Viejo (4045)	[***]
Sunrise of Northville (4046)	[***]
Sunrise of Pacific Palisades (4047)	[***]
Sunrise of Rochester (4048)	[***]
Sunrise of Smithtown (4049)	[***]
Sunrise of Sterling Canyon (4050)	[***]
Sunrise of Arlington (4051)	[***]
Sunrise of Baton Rouge (4052)	[***]
Sunrise of East Cobb (4053)	[***]
Sunrise of Edina (4054)	[***]
Sunrise of Fair Oaks (4055)	[***]
Sunrise of Huntcliff I (4056)	[***]
Sunrise of Huntcliff II (4057)	[***]
Sunrise of Ivey Ridge (4058)	[***]
Sunrise of Orchard (4059)	[***]
Sunrise of Palos Park (4060)	[***]
Sunrise of Westminster (4061)	[***]
Sunrise of Wall (4062)	[***]
Sunrise of Staten Island (4063)	[***]
Sunrise of Scottsdale (4064)	[***]
Sunrise of Sandy (4065)	[***]
Sunrise of Rocklin (4066)	[***]

Total US Dollars	[***]

I-1